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CDC Nvest Equity Funds

Prospectus
May 1, 2002

> CDC Nvest Large Cap Growth Fund
          Vaughan, Nelson, Scarborough & McCullough, L.P.

> CDC Nvest Capital Growth Fund
          Westpeak Global Advisors, L.P.

>  CDC Nvest Targeted Equity Fund
          Capital Growth Management Limited Partnership

>  CDC Nvest Growth and Income Fund
          Westpeak Global Advisors, L.P.

>  CDC Nvest Balanced Fund
          Loomis, Sayles & Company, L.P.
          Jurika & Voyles, L.P.

> CDC Nvest Jurika & Voyles Relative Value Fund
          Jurika & Voyles, L.P.

> CDC Nvest Large Cap Value Fund
          Vaughan, Nelson, Scarborough & McCullough, L.P.

> CDC Nvest Mid Cap Growth Fund
          Loomis, Sayles & Company, L.P.

> CDC Nvest Select Fund
          Harris Associates L.P.

> CDC Nvest AEW Real Estate Fund
          AEW Management and Advisors, L.P.

> CDC Nvest Jurika & Voyles Small Cap Growth Fund
          Jurika & Voyles, L.P.

>  CDC Nvest International Equity Fund
           Loomis, Sayles & Company, L.P.

  The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest
                                     Funds.

                                 CDC Nvest Funds
                399 Boylston Street, Boston, Massachusetts 02116
                                  800-225-5478
                              www.cdcnvestfunds.com

                                  What's Inside

                            Goals, Strategies & Risks
                                     Page X

                              Fund Fees & Expenses
                                     Page X

                                 Management Team
                                     Page X

                                  Fund Services
                                     Page X

                                Fund Performance
                                     Page X

TABLE OF CONTENTS

GOALS, STRATEGIES & RISKS

CDC NVEST LARGE CAP GROWTH FUND
CDC NVEST CAPITAL GROWTH FUND
CDC NVEST TARGETED EQUITY FUND
CDC NVEST GROWTH AND INCOME FUND
CDC NVEST BALANCED FUND
CDC NVEST JURIKA & VOYLES RELATIVE VALUE FUND
CDC NVEST LARGE CAP VALUE FUND
CDC NVEST MID CAP GROWTH FUND
CDC NVEST SELECT FUND
CDC NVEST AEW REAL ESTATE FUND
CDC NVEST JURIKA & VOYLES SMALL CAP GROWTH FUND
CDC NVEST INTERNATIONAL EQUITY FUND

FUND FEES & EXPENSES

FUND FEES & EXPENSES

MORE ABOUT RISK

MORE ABOUT RISK

MANAGEMENT TEAM

MEET THE FUNDS' INVESTMENT ADVISERS AND SUBADVISERS
MEET THE FUNDS' PORTFOLIO MANAGERS
PAST PERFORMANCE INFORMATION

FUND SERVICES

INVESTING IN THE FUNDS
HOW SALES CHARGES ARE CALCULATED
WAYS TO REDUCE OR ELIMINATE SALES CHARGES
IT'S EASY TO OPEN AN ACCOUNT
BUYING SHARES
SELLING SHARES
SELLING SHARES IN WRITING
EXCHANGING SHARES
RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES
HOW FUND SHARES ARE PRICED
DIVIDENDS AND DISTRIBUTIONS
TAX CONSEQUENCES
COMPENSATION TO SECURITIES DEALERS
ADDITIONAL INVESTOR SERVICES

FUND PERFORMANCE

FUND PERFORMANCE

GLOSSARY OF TERMS

GLOSSARY OF TERMS

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks

CDC Nvest Large Cap Growth Fund

Adviser:      CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:   Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson")
Managers:     Brian A. Grove, Christopher T. McMillin and William R. Berger
Category:     Large-Cap Equity

   Ticker Symbol:      Class A             Class B            Class C
                        NRLAX               NRLBX              NRLCX

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities of companies with large market capitalizations that the subadviser believes have better than average long-term growth potential.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market circumstances, the Fund will invest at least 80% of its net assets in investments in companies that have market capitalization within the capitalization range of the Russell 1000 Growth Index, a nationally recognized index of value-oriented companies. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Vaughan Nelson uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

[X]  Quality management

[X]  Strong financials

[X]  Competitive products

[X]  Positive economic outlooks

In selecting investments for the Fund's portfolio, Vaughan Nelson employs the following strategy:

o It starts from a universe of more than 5,000 companies, screening out companies with less than $1 billion in market capitalization.

o Next, Vaughan Nelson screens for strong earnings and revenue growth over rolling 5-year periods.

o Choosing 100-150 target companies, Vaughan Nelson then applies growth rate analysis and industry catalyst research to find 40-50 strong stocks for the portfolio.

o Vaughan Nelson targets stocks for sale due to underperformance in earnings relative to targets, unfavorable changes in the company or its industry or when price targets are achieved.

The Fund may also:

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

o Invest in foreign securities including American Depositary Receipts ("ADRs"), which are securities issued by a U.S. bank that represent shares of a foreign company.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Because of these and other risks, the Fund may underperform certain other stock funds during periods when large company growth stocks are generally out of favor.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro."

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The performance results below reflect the results achieved by the Fund's predecessor under different advisory arrangements and different investment strategies. The Fund's current subadviser assumed that function on July 1, 2001. This chart and table reflect results achieved by the previous adviser for periods prior to July 1, 2001. The Fund's past performance may have been different utilizing its current advisory arrangements.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations of the Fund's predecessor. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


--------------------------------------------------------------------------------
                                  Total Return+
   1999         2000        2001
  54.58%       -9.20%     -22.85%
--------------------------------------------------------------------------------

^    Highest Quarterly Return: Fourth Quarter 1999, up 38.03%

v    Lowest Quarterly Return: First Quarter 2001, down 18.95%


The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception, if shorter) compare to those of the Russell 1000 Growth Index, an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation. They are also compared to the returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Large Cap Growth Funds and Lipper Multi-Cap Growth Funds Averages, each an average of the total returns of mutual funds with a current investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large Cap Growth Funds Average and Lipper Multi-Cap Growth Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.

--------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns+     Past 1 Year                   Since Class A Inception       Since Classes B and C
(for the periods ended                                          (9/1/98)++                    Inception (10/29/99)
December 31, 2001)
---------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes     -27.27%                       10.72%
---------------------------------------------------------------------------------------------------------------------------

  Return After Taxes on           -27.27%                       9.78%
Distributions*
---------------------------------------------------------------------------------------------------------------------------

  Return After Taxes on           -16.61%                       8.37%
Distributions & Sales of Fund
Shares*
---------------------------------------------------------------------------------------------------------------------------

Class B - Return Before Taxes     -27.27%                                                     -5.72%
---------------------------------------------------------------------------------------------------------------------------

Class C - Return Before Taxes     -24.97%                                                     -4.92%
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index**     -20.42%                       1.27%                         -14.16%
-------------------------------------------------------------------------------------------------------

Morningstar Large Cap Growth    -23.60%                       4.46%                         -10.71%
Funds Average**
-------------------------------------------------------------------------------------------------------

Lipper Multi-Cap Growth Funds   -26.06%                       6.99%                         -9.11%
Average**
-------------------------------------------------------------------------------------------------------

+ The returns shown above reflect the results of the Kobrick Growth Fund through November 16, 2001, whose assets and liabilities were reorganized into the Fund on November 16, 2001.

++ Until October 29, 1999, the Fund had only one class of shares and offered those shares without a sales charge. Returns prior to that date for Class A shares have been adjusted to reflect sales loads of the Fund's multiple class structure. See "Fund Fees & Expenses." Class A shares commenced operations on September 1, 1998. Classes B and C shares commenced operations on October 29, 1999.

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The Russell 1000 Growth Index replaced the S&P 500 Index as the Fund's comparative index because it is more representative of the type of large-cap growth stocks in which the Fund can invest. The performance of the S&P 500 Index for the 1 year period, since Fund inception and since Class inception for the period ended December 31, 2001, was -11.87%, 5.12% and -6.45%, respectively. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The returns of the Index and the Averages do not reflect taxes. For Class A shares, the returns of the Index and Averages are calculated from 9/30/98. For Classes B and C, the returns of the Index and Averages are calculated from 10/31/99.

 For past expenses of Classes A, B and C shares, see the section entitled "Fund
                               Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Capital Growth Fund

Adviser:    CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser: Westpeak Global Advisors, L.P. ("Westpeak")
Manager:    Team Management
Category:   Large-Cap Equity


   Ticker Symbol:       Class A               Class B               Class C
                         NEFCX                 NECBX                 NECGX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in the common stock of U.S. large and mid-capitalization companies in any industry.

Westpeak constructs a portfolio of large and mid-capitalization stocks that exhibit reasonable growth potential. Westpeak believes risk and return can be accurately measured and controlled through thoughtful portfolio construction. Therefore, its focus will be on the aggregate characteristics of the portfolio and not just individual stocks. The portfolio emphasizes the characteristics that Westpeak believes are most likely to be rewarded by the market in the period ahead based upon current and historical probabilities. Westpeak will seek to construct a portfolio of growth stocks with reasonable relative valuation. The Fund's industry weightings will not vary significantly from the Russell 1000 Growth Index.

Using proprietary quantitative research based on macroeconomic, market and company-specific information, Westpeak analyzes each stock and ranks it based on characteristics such as:

[X]  earnings growth

[X]  potential earnings surprises

[X]  earnings-to-price

[x]  earnings momentum

In selecting investments for the Fund's portfolio, Westpeak employs the following process:

o Westpeak invests principally in the stock of large and mid-capitalization companies in the Russell 3000 Growth Index.

o Westpeak screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry characteristics.

o All of the stocks are then screened using various Wall Street analysts' historical and projected earnings estimates for the company and each is assigned an "expectations rank." This rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises" (whether its business has the potential to improve in the near future).

o The fundamental and expectations ranks for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock.

o The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

The desired result is a diversified portfolio of 75 to 125 stocks that Westpeak believes will produce the highest long-term returns and which has characteristics similar to that of the Fund's benchmark, the Russell 1000 Growth Index.

The Fund may also:

o    Hold up to 10% of its assets in smaller capitalization companies.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on February 16, 1998. This chart and table reflect results achieved by the previous subadviser using different investment strategies for periods prior to February 16, 1998. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

-----------------------------------------------------------------------------------------------------------------------
Total Return
   1993         1994        1995        1996        1997        1998        1999        2000        2001
   7.89%       -1.64%      30.76%      17.05%      17.23%      29.08%      24.74%     -19.52%     -20.46%
-----------------------------------------------------------------------------------------------------------------------

^    Highest Quarterly Return: Fourth Quarter 1998, up 24.26%

v    Lowest Quarterly Return: Third Quarter 2001, down 21.85%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 1000 Growth Index, an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation. They are also compared to the returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Large Cap Growth and Lipper Large-Cap Growth Funds Averages, each an average of the total returns of mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large Cap Growth Funds Average and Lipper Large-Cap Growth Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.

-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                                           Since Class A   Since Class B   Since Class C
(for the periods ended December 31,      Past 1 Year    Past 5 Years     Inception       Inception       Inception
2001)                                                                     (8/3/92)       (9/13/93)       (12/30/94)
-----------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes              -25.04%         2.63%           8.34%
-----------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions*     -25.12%        -0.28%           6.08%
-----------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions &    -15.25%         2.15%           6.77%
Sales of Fund Shares*
-----------------------------------------------------------------------------------------------------------------------
Class B - Return Before Taxes              -24.93%         2.80%                            7.11%
-----------------------------------------------------------------------------------------------------------------------
Class C - Return Before Taxes              -22.65%         2.78%                                            8.13%
-----------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index**                -20.42%         8.27%           11.96%          12.68%          14.07%
-----------------------------------------------------------------------------------------------------------------------
Morningstar Large Cap Growth Funds         -23.60%         8.10%           12.16%          10.40%          12.60%
Average**
-----------------------------------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Average**    -22.98%         8.16%           15.69%          10.99%          12.77%
-----------------------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index and the Averages do not reflect the effect of taxes. The returns of each Index and Average are calculated from 8/31/92 for Class A shares, 9/30/93 for Class B shares and 12/31/94 for Class C shares.

 For past expenses of Classes A, B and C shares, see the section entitled "Fund
                               Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Targeted Equity Fund

Adviser:   Capital Growth Management Limited Partnership ("CGM")
Manager:   G. Kenneth Heebner
Category:  Large-Cap Equity

    Ticker Symbol:            Class A              Class B       Class C
                               NEFGX                NEBGX         NEGCX

Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity investments. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.

In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

[X]  well-established, with records of above-average growth

[X]  promise of maintaining their leadership positions in their industries

[X] likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces

Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:

o It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.

o CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

o CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.

o CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

The  Fund may also:

o    Invest in foreign securities.

o    Invest in other investment companies.

o    Invest in real estate investment trusts ("REITs").

o    Invest a significant portion of its assets in a single industry sector.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations.

Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

Focused investment risk: Because the Fund may invest in a small number of industries, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro."

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

-----------------------------------------------------------------------------------------------------------------------
                                                     Total Return
   1992         1993        1994        1995        1996        1997        1998        1999        2000       2001
  -6.63%       11.29%      -7.05%      38.06%      20.88%      23.54%      33.40%      15.18%      -4.55%     -16.20%
-----------------------------------------------------------------------------------------------------------------------

^    Highest Quarterly Return: Fourth Quarter 1998, up 28.51%

v    Lowest Quarterly Return: Third Quarter 2001, down 19.52%

The table below shows how the annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. They are also compared to the returns, as calculated by Morningstar, Inc. and Lipper Inc., of the Morningstar Large Value and Lipper Multi-Cap Value Funds Averages, each an average of the total returns of mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large Value Average and Lipper Multi-Cap Value Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.

-------------------------------------------------------------------------------------------------------------
Average Annual Total Returns              Past 1      Past 5      Past 10     Since Class B   Since Class C
(for the periods ended December 31,        Years      Years        Years        Inception       Inception
2001)                                                                           (2/28/97)       (9/01/98)
-------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes             -21.01%      7.43%        8.72%
-------------------------------------------------------------------------------------------------------------
   Return After Taxes on                  -21.14%     2.97%         4.86%
   Distributions*
-------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions    -12.79%     4.63%         5.58%
   & Sales of Fund Shares*
-------------------------------------------------------------------------------------------------------------
Class B - Return Before Taxes             -20.95%                                 6.46%
-------------------------------------------------------------------------------------------------------------
Class C - Return Before Taxes             -18.45%                                                 2.65%
-------------------------------------------------------------------------------------------------------------
S&P 500 Index**                           -11.87%     10.70%       12.94%         9.53%           5.12%
-------------------------------------------------------------------------------------------------------------
Morningstar Large Value Average**          -5.30%      8.80%       11.80%         8.00%           7.21%
-------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average**     -1.78%     10.51%       13.28%         9.82%          10.16%
-------------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of a measurement period.

** The returns of the Index and the Averages do not reflect taxes. The returns of each Index and Average are calculated from 9/30/98 for Class C shares. Class A shares commenced operations 11/27/68.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Growth and Income Fund

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Westpeak Global Advisors, L.P. ("Westpeak")
Manager:       Team Management
Category:      Large-Cap Equity

    Ticker Symbol:        Class A          Class B             Class C
                           NEFOX            NEGBX               NECOX

Investment Goal

The Fund seeks opportunities for long-term capital growth and income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all its assets in common stock of large and mid-capitalization companies in any industry.

Westpeak constructs a portfolio of recognizable large and mid-capitalization stocks that exhibit good relative value and reasonable growth potential. Westpeak believes risk and return can be accurately measured and controlled through thoughtful portfolio construction. Therefore, its focus will be on the aggregate characteristics of the portfolio and not just individual stocks. The portfolio emphasizes the characteristics that Westpeak believes are most likely to be rewarded by the market in the period ahead, based upon current and historical probabilities. At times, the portfolio may be biased toward value; at other times toward growth as determined by the characteristics Westpeak favors. The Fund's industry weightings will not vary significantly from the S&P 500 Index.

Using proprietary quantitative research based on macroeconomic, market and company-specific information, Westpeak analyzes each stock and ranks it based on characteristics such as:

[X]  earnings-to-price

[X]  earnings growth

[X]  potential earnings surprises

[X]  book-to-price

In selecting investments for the Fund, Westpeak employs the following process:

o It starts with an overall universe of about 900 stocks of large and mid-capitalization companies.

o It screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry-specific characteristics.

o All of the stocks are then screened using various Wall Street analysts' historical and projected earnings estimates for the company and each is assigned an "expectations rank." This rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises" (whether its business has the potential to improve in the near future).

o The fundamental and expectations ranks for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock.

o The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

The desired result is a diversified portfolio of 75 to 150 stocks, with risk characteristics that approximate that of the Fund's benchmark, the S&P 500 Index, which Westpeak believes will produce the highest long-term returns consistent with the portfolio's risk parameters.

The Fund may also:

o Invest in foreign securities traded in U.S. markets (through American Depositary Receipts ("ADRs") or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Foreign securities: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on May 1, 1995. Therefore, the chart and table reflect results achieved by a different subadviser under different investment strategies for periods prior to May 1, 1995. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

-----------------------------------------------------------------------------------------------------------------------
                                                     Total Return
   1992        1993        1994         1995        1996        1997        1998       1999         2000        2001
   9.28%       7.95%       0.99%       35.11%      17.21%      33.43%      23.93%      9.45%       -7.31%     -14.58%
-----------------------------------------------------------------------------------------------------------------------

^    Highest Quarterly Return: Fourth Quarter 1998, up 19.13%

v    Lowest Quarterly Return: Third Quarter 2001, down 16.94%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices of 500 selected stocks. They are also compared to the returns, as calculated by Morningstar, Inc. and Lipper, Inc., of Morningstar Large-Cap Value and Lipper Multi-Cap Value Funds Averages, each an average of the total returns of mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large-Cap Value Funds Average and Lipper Multi-Cap Value Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.

------------------------------------------------------------------------------------------------------------
Average Annual Total Returns               Past 1    Past 5     Past 10     Since Class B   Since Class C
(for the periods ended December 31,         Year      Years      Years        Inception       Inception
2001)                                                                         (9/13/93)        (5/1/95)
------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes             -19.48%     6.19%       9.80%
------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions*    -19.48%     3.11%       6.69%
------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions &   -11.86%     4.13%       6.97%
Sales of Fund Shares*
------------------------------------------------------------------------------------------------------------
Class B - Return Before Taxes             -19.39%     6.42%                     9.87%
------------------------------------------------------------------------------------------------------------
Class C - Return Before Taxes             -16.82%     6.47%                                     10.21%
------------------------------------------------------------------------------------------------------------
S&P 500 Index**                           -11.87%    10.70%      12.94%        13.85%           14.18%
------------------------------------------------------------------------------------------------------------
Morningstar Large-Cap Value Funds          -5.30%     8.80%      11.80%        11.70%           12.31%
Average **
------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average**     -1.78%    10.51%      13.28%        12.90%           12.89%
------------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of a measurement period.

** The returns of the Index and the Averages do not reflect the effect of taxes. The returns of each Index and Average are calculated from 9/30/93 for Class B shares and 5/31/95 for Class C shares. Class A shares commenced operations 5/6/31.

 For past expenses of Classes A, B and C shares, see the section entitled "Fund
                               Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Balanced Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadvisers: Loomis, Sayles & Company, L.P. ("Loomis Sayles") and Jurika &
             Voyles, L.P. ("Jurika & Voyles")
Managers:    Equity (Value Component): Nicholas E. Moore, Guy Elliffe and Eric
             Hull (Jurika & Voyles) Equity (Growth Component): Mark B.
             Baribeau, Pamela N. Czekanski and Richard D. Skaggs (Loomis Sayles)
             Fixed Income: John Hyll and Kurt Wagner (Loomis Sayles)
Category:    Large-Cap Equity

     Ticker Symbol:       Class A           Class B               Class C
                           NEFBX             NEBBX                 NEBCX

Investment Goal

The Fund seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

Principal Investment Strategies

The Fund principally invests in common stocks of quality, large to mid-market capitalization companies of any industry and investment grade bonds. Generally, the Fund will invest approximately 65% of its assets in equity securities and approximately 35% of its assets in fixed-income securities, although these allocations may change from time to time, subject to the limits below. The Fund's equity securities are allocated equally between a growth and a value component. In managing their particular components, Jurika & Voyles and Loomis Sayles use a flexible approach to seek investments with the following characteristics, although not all of the investments selected will have these attributes:

Equity securities (growth or value component):

Jurika & Voyles (Equity-value component) seeks investments with: discounted price compared to Jurika & Voyles' estimation of their true value, sustainable competitive advantage, good growth prospects, predictable cash flows and a record of creating shareholder value.

Loomis Sayles (Equity-growth component) seeks investments with: discounted price compared to its current value for future growth prospects, leading position within industry and superior earnings growth potential.

Fixed-income securities:

Loomis Sayles seeks securities with:

[X]  greater yield-to-maturity than appropriate benchmarks

[X]  maturities typically between 1 and 30 years

[X]  controlled duration variance compared to the Lehman Government/Credit Index

In order to maintain a balanced, flexible portfolio of investments, the Fund will always invest a minimum of 50% of its assets in equity securities and a minimum of 25% in fixed income securities. Loomis Sayles will determine the Fund's asset allocation periodically as it deems appropriate. Net cash flow will be allocated in accordance with the asset allocation determinations and then the equity portion will be allocated equally to the growth and value components.

o For the value component, Jurika & Voyles selects stocks of companies that it believes are undervalued based upon their current operations and have the potential for future earnings growth. Using this value style, Jurika & Voyles generally will seek to invest in 45-60 medium and large capitalization companies. Typically the portfolio's forward price-to-earnings ratio will be at or below the market, and the portfolio will have long-term growth estimates that are near or above the market. Generally, Jurika & Voyles will sell a stock when the price target or full valuation is achieved, a better opportunity is identified, a change occurs in the original investment, such as a merger or a regulatory change, or its fundamentals deteriorate.

o For the growth component, Loomis Sayles selects stocks from a universe of approximately 500 companies. Loomis Sayles then uses fundamental analysis to identify companies with leading market positions. Valuation analysis follows to find undervalued companies with positive growth catalysts. Portfolio construction then balances opportunities with risks to produce a portfolio of about 50 stocks. Generally, Loomis Sayles will sell a stock when its price objective has been attained, its fundamentals deteriorate or when more attractive opportunities are identified.

o Loomis Sayles selects bonds by placing a greater emphasis on security and sector selection than interest rate anticipation. They conduct extensive research and credit analysis of over 600 corporate issuers and assign each a proprietary rating. They combine these ratings with internal policy limitations to select bonds for the Fund. Generally, they will sell bonds depending on expected credit deterioration or when they identify other securities with better total returns going forward.

The Fund may also:

o Invest in foreign securities and related currency hedging transactions; Rule 144A securities; mortgage- and asset-backed securities; zero-coupon bonds; and when-issued securities.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Rule 144A securities may be more illiquid than other equity securities.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro."

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Mortgage- and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest theprepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a realized loss when there is a prepayment of securities that were purchased at a premium.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund added an additional subadviser on March 1, 2001. The Fund's performance may have been different under its current advisory arrangements.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

-----------------------------------------------------------------------------------------------------------------------
                                                     Total Return
   1992         1993        1994        1995        1996        1997       1998         1999        2000       2001
  13.93%       14.18%      -2.67%      26.31%      17.12%      17.53%      8.18%       -3.75%      -6.41%     -9.07%
-----------------------------------------------------------------------------------------------------------------------

^    Highest Quarterly Return: Second Quarter 1997, up 10.14%

v    Lowest Quarterly Return: Third Quarter 2001, down 11.42%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of a blend of the S&P 500 Index and the Lehman Government/ Credit Bond Index ("S&P/Lehman G/C Blend"). This index is represented by a 65% weighting in the S&P 500 Index and a 35% weighting in the Lehman Government/Credit Index. Indices are rebalanced to 65% / 35% at the end of each year. They are also compared to the returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Domestic Hybrid and Lipper Balanced Funds Averages, each an average of the total returns of mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns, on a class by class basis, reflect its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of Fund shares. The S&P/Lehman G/C Blend returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Domestic Hybrid Average and Lipper Balanced Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.

---------------------------------------------------------------------------------------------------------------
Average Annual Total Returns             Past 1      Past 5      Past 10     Since Class B     Since Class C
(for the periods ended December 31,       Year        Years       Years        Inception         Inception
2001)                                                                          (9/13/93)        (12/30/94)
---------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes            -14.28%     -0.37%       6.28%
---------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions*   -14.83%     -2.58%       3.99%
---------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions &   -8.69%     -0.73%       4.42%
Sales of Fund Shares*
---------------------------------------------------------------------------------------------------------------
Class B - Return Before Taxes            -14.21%     -0.23%                       4.65%
---------------------------------------------------------------------------------------------------------------
Class C - Return Before Taxes            -11.58%     -0.17%                                        5.38%
---------------------------------------------------------------------------------------------------------------
S&P/Lehman G/C Blend**                    -4.74%      9.53%      10.95%          11.31%           13.26%
---------------------------------------------------------------------------------------------------------------
Morningstar Domestic Hybrid Average**     -3.90%      7.00%       9.00%           8.70%           10.50%
---------------------------------------------------------------------------------------------------------------
Lipper Balanced Funds Average**           -4.39%      7.64%       9.40%           9.34%           11.10%
---------------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index and the Averages do not reflect the effect of taxes. The returns of each Index and Average are calculated from 9/30/93 for Class B shares and 12/31/94 for Class C shares. Class A shares commenced operations 11/27/68.

 For past expenses of Classes A, B and C shares, see the section entitled "Fund
                               Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Jurika & Voyles Relative Value Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Jurika & Voyles, L.P. ("Jurika & Voyles")
Managers:    Guy Elliffe, Eric Hull and Nicholas E. Moore
Category:    Large Cap Equity

     Ticker Symbol:         Class A           Class B              Class C
                             NJVAX             NJVBX                NJVCX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

To pursue its investment goal, the Fund invests in equity securities of quality companies with mid to large market capitalizations.

Under normal market conditions, the Fund expects to invest approximately 80%, but no less than 65%, of its total assets in equity securities of companies with market capitalizations within the range of the Russell 1000 Index, a nationally recognized index of mid- and large-cap securities. The Fund's average and median market capitalization will fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities.

When selecting equity securities for the Fund, Jurika & Voyles will emphasize "in-house" research, which includes personal contacts, site visits and meetings with company management. Through this research, Jurika & Voyles looks for quality companies that possess several of the following characteristics, although not all of the companies selected will have these attributes:

[X] Strong, competitive advantage - companies that "do what they do" better than anyone else are the prime candidates.

[X] Clearly defined business focus - companies that "stick to their knitting" - focusing only on a particular niche or segment of a broader market.

[X] Strong financial health - companies with strong cash flows, low debt-to-total capital ratios, healthy balance sheets and higher returns on equity than the market average.

[X] Quality management - companies with experienced management, low turnover and a long-term track record of success in an industry.

[X] Right price - companies that sell at a discount to Jurika & Voyles' estimation of their true value.

[X] Catalyst for growth - It is not enough to invest in an inexpensive company. There must be some factor (typically a new product, improving industry trend or economic condition) that will lead to an increase in the price of the stock.

The Fund may also:

o    Invest in real estate investment trusts ("REITs").

o    Invest in foreign issuers, primarily through Depositary Receipts.

o    Invest in other investment companies.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Foreign securities: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The performance results below reflect results achieved by the Fund's predecessor under different advisory arrangements. Because the Fund's current advisory arrangement differs from the advisory arrangement of its predecessor, the past performance results shown below may have been different utilizing its current advisory arrangements.

The bar chart shows the Fund's adjusted total returns for Class A shares for each calendar year since the first full year of operations of the Fund's predecessor. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                  Total Return+
--------------------------------------------------------------------------------
 1995         1996        1997       1998         1999       2000       2001
27.78%       20.01%      21.23%      5.85%       11.65%     14.43%     -8.02%
--------------------------------------------------------------------------------

^    Highest Quarterly Return: Fourth Quarter 1999, up 17.10%

v    Lowest Quarterly Return: Third Quarter 1998, down 14.94%

The table below shows the Fund's average annual total returns (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception, if shorter) compared to those of the Russell 1000 Index, a nationally recognized index comprised of the 1,000 largest companies within the Russell 3000 Index based on market capitalization. They are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Large-Cap Blend Funds and Lipper Multi-Cap Value Funds Averages, each an average of the total returns of mutual funds with a current investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of Fund shares. The Russell 1000 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large-Cap Blend Funds Average and Lipper Multi-Cap Value Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.

-------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns+   Past 1 Year                   Past 5 Years                  Since Fund Inception
(for the periods ended                                                                      (9/30/94)
December 31, 2001)
-------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes   -13.30%                        7.28%                        12.14%
-------------------------------------------------------------------------------------------------------------------------

  Return After Taxes on         -15.85%                        4.56%                         9.40%
Distributions*
-------------------------------------------------------------------------------------------------------------------------

  Return After Taxes on          -6.51%                        5.13%                         9.18%
Distributions & Sales of Fund
Shares*
-------------------------------------------------------------------------------------------------------------------------

Class B - Return Before Taxes   -12.67%                        7.49%                        12.23%
-------------------------------------------------------------------------------------------------------------------------

Class C - Return Before Taxes   -10.34%                        7.55%                        12.08%
-------------------------------------------------------------------------------------------------------------------------

Russell 1000 Index**            -12.45%                       10.50%                        15.08%
-------------------------------------------------------------------------------------------------------------------------

Morningstar Large-Cap Blend     -13.39%                        8.83%                        12.83%
Funds Average**
-------------------------------------------------------------------------------------------------------------------------

Lipper Multi-Cap Value Funds     -1.78%                       10.51%                        13.94%
Average**
-------------------------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index and Averages do not reflect taxes.

+ The returns shown above reflect the results of the Jurika & Voyles Value+Growth Fund through November 30, 2001, whose assets and liabilities were reorganized into the Fund on November 30, 2001. Until November 30, 2001, the Fund's predecessor had only one class of shares and offered those shares without a sales charge. Returns prior to that date have been restated to reflect expenses and sales loads, if applicable, of the Fund's multiple class structure. Classes A, B and C shares commenced operations on November 30, 2001. During all periods shown, the Fund's total annual operating expenses have been limited under a binding expense cap arrangement. Therefore, the restatement of the Fund's performance to reflect Classes A, B and C expenses is based on the net expenses of these classes after taking into effect the Fund's current expense cap arrangements. See "Fund Fees & Expenses."

 For past expenses of Classes A, B and C shares, see the section entitled "Fund
                               Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Large Cap Value Fund

Adviser:      CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:   Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson")
Manager:      Margaret M. Buescher
Category:     Large-Cap Equity

     Ticker Symbol:      Class A             Class B              Class C
                          NEEIX               NEBIX                NECEX

Investment Goal

The Fund seeks total return from capital growth and dividend income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in investments in companies that have market capitalization within the capitalization range of the Russell 1000 Value Index, a nationally recognized index of large-cap companies. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Vaughan Nelson uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

[X]  Higher profitability (return-on-equity) than the market

[X]  Strong and growing cash flows and dividends-to-cash flow ratio

[X]  Low relative price-to-sales ratio

[X]  Low relative price-to-earnings ratio

[X]  High relative dividend yield

In selecting investments for the Fund, Vaughan Nelson employs the following strategy:

o It uses a value-driven investment philosophy that selects stocks selling at a relatively low value based on their history. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.

o Vaughan Nelson starts with an investment universe of 5,000 securities. Vaughan Nelson then uses value-driven quantitative screens to seek those companies that generally have market capitalizations in excess of $2 billion. These screens create a research universe of 300 to 400 companies.

o Vaughan Nelson then uses fundamental analysis to build a portfolio of 40 to 50 securities consisting of quality companies in the opinion of Vaughan Nelson. This fundamental analysis focuses on the strength of a company's balance sheet, cash flow growth and management.

o Vaughan Nelson will generally sell a stock when it reaches its relative historical value, when the company shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

The Fund may also:

o    Invest in convertible and non-convertible preferred stock.

o    Invest in convertible and non-convertible investment grade bonds.

o Invest in foreign securities including American Depositary Receipts ("ADRs"), which are securities issued by a U.S. bank that represent shares of a foreign company.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below average performance in a given security or in the securities market as a whole.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro."

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 1, 1999. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 1, 1999. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

--------------------------------------------------------------------------------
                                  Total Return

   1996         1997        1998        1999       2000         2001
  26.61%       22.64%      2.67%       -1.94%      9.01%       -3.52%
--------------------------------------------------------------------------------

^    Highest Quarterly Return: Second Quarter 1999, up 12.75%

v    Lowest Quarterly Return: Third Quarter 1998, down 13.14%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 1000 Value Index, an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation. The returns are also compared to the returns, as calculated by Lipper, Inc. and Morningstar, Inc., of the Morningstar Large Cap Value and Lipper Large Cap Value Funds Averages, each an average of the total returns of mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large Cap Value Funds Average and Lipper Large Cap Value Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.

---------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                                                Since Class A     Since Classes B and C
(for the periods ended December 31,      Past 1 Year     Past 5 Years    Inception (11/28/95)  Inception (9/15/97)
2001)
---------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes              -9.07%            4.13%               8.02%
---------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions*     -9.13%            3.51%               6.98%
---------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions      -5.53%            3.12%               6.13%
& Sales of Fund Shares*
---------------------------------------------------------------------------------------------------------------------
Class B - Return Before Taxes              -8.99%                                                     1.07%
---------------------------------------------------------------------------------------------------------------------
Class C - Return Before Taxes              -6.17%                                                     1.29%
---------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index**                 -5.59%           11.13%              13.09%                6.56%
---------------------------------------------------------------------------------------------------------------------
Morningstar Large Cap Value Funds          -5.30%            8.84%              10.90%                4.70%
Average**
---------------------------------------------------------------------------------------------------------------------
Lipper Large Cap Value Funds Average**     -6.68%            8.45%              10.65%                4.08%
---------------------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index and the Averages do not reflect the effect of taxes. For Class A shares, the returns of each Index and Average are calculated from 11/30/95. For Classes B and C Shares the returns of each Index and Average are calculated from 9/30/97.

 For past expenses of Classes A, B and C shares, see the section entitled "Fund
                               Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Mid Cap Growth Fund

Adviser:      CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:   Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:     Christopher R. Ely, David L. Smith and Philip C. Fine
Category:     Mid-Cap Equity

     Ticker Symbol:           Class A            Class B          Class C
                               NRMAX              NRMBX            NRMCX

Investment Goal

The Fund seeks long-term capital growth from investments in common stocks or their equivalent.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in investments in companies that have market capitalization within the capitalization range of the Russell Mid Cap Growth Index, a nationally recognized index of mid-cap companies. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that the portfolio managers believe have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income.

The Fund may also:

o Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities.

o Engage in foreign currency hedging transactions and securities lending. The Fund may also invest in real estate investment trusts ("REITs"), initial public offerings ("IPOs") and Rule 144A securities.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal. A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Rule 144A securities may be more illiquid than other equity securities. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Mid-cap companies may have a shorter history of operations and a smaller market for their shares.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro."

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section entitled "More About Risk."

Performance

No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

Goals, Strategies & Risks

CDC Nvest Select Fund

Adviser:      CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:   Harris Associates L.P. ("Harris Associates")
Managers:     William C. Nygren and Floyd J. Bellman
Category:     Mid-Cap Equity

        Ticker Symbol:         Class A           Class B        Class C
                                NRSAX             NRSBX          NRSCX

Investment Goal

The Fund seeks long-term capital appreciation.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund invests primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 (the "1940 Act") to a percentage of assets that it may invest in any one issuer. The Fund could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. The Fund will normally invest in companies with mid-to-large capitalizations.

Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.

The Fund may also:

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Non-diversified status: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

For additional information see the section entitled "More About Risk."

Performance

No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

Goals, Strategies & Risks

CDC Nvest AEW Real Estate Fund

Adviser:   AEW Management and Advisors, L.P. ("AEW")
Manager:   Matthew A. Troxell
Category:  Mid-Cap Equity

     Ticker Symbol:            Class A           Class B         Class C
                                NRFAX             NRFBX           NRCFX

Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of real estate investment trusts ("REITs") and/or real estate-related companies. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.

AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its real estate, research and securities professionals.

When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

o Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund's investment universe.

o Price: AEW examines the historic pricing of each company in the Fund's universe of potential investments. Those stocks that have under performed in price, either in absolute terms or relative to the Fund's universe in general, are generally given greater weight than those that have over performed.

o Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

o Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.

The Fund may also hold cash and/or invest up to 100% of its assets in U.S. government securities or money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to market risks. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.

Real estate securities/REITs: Because the Fund concentrates its investments in the real estate industry, the Fund's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies: Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalizations of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

--------------------------------------------------------------------------------
                                  Total Return
   2001
  12.99%
--------------------------------------------------------------------------------

^    Highest Quarterly Return: Second Quarter 2001, up 10.04%

V    Lowest Quarterly Return: First Quarter 2001, down 1.41%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley REIT Index, an unmanaged index of stocks issued by REITs. They are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Specialty Real Estate and Lipper Real Estate Fund Averages, each an average of the total returns of mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of Fund shares. The Morgan Stanley REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Specialty Real Estate Funds Average and the Lipper Real Estate Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.

----------------------------------------------------------------------
Average Annual Total Returns            Past 1    Since Classes A, B
(for the periods ended December 31,      Year     and C Inception
2001)                                                 (12/29/00)
----------------------------------------------------------------------
Class A - Return Before Taxes              6.45%          6.41%
----------------------------------------------------------------------
  Return After Taxes on Distributions*     4.75%          4.72%
----------------------------------------------------------------------
  Return After Taxes on Distributions &    3.95%          4.30%
Sales of Fund Shares*
----------------------------------------------------------------------
Class B - Return Before Taxes              7.22%          8.17%
----------------------------------------------------------------------
Class C - Return Before Taxes             10.16%         11.09%
----------------------------------------------------------------------
Morgan Stanley REIT Index**               12.76%         12.76%
----------------------------------------------------------------------
Morningstar Specialty Real Estate Funds    9.10%          9.10%
Average **
----------------------------------------------------------------------
Lipper Real Estate Funds Average **        8.81%          8.81%
----------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

** The returns of the Index and Averages do not reflect the effect of taxes. The returns of the Index and Averages are calculated from 12/31/00.

 For past expenses of Classes A, B and C shares, see the section entitled "Fund
                               Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Jurika & Voyles Small Cap Growth Fund

Adviser:      CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:   Jurika & Voyles, L.P. ("Jurika & Voyles")
Manager:      Jon Hickman
Category:     Small-Cap Equity

     Ticker Symbol:          Class A          Class B            Class C
                              NFBSX            NFBBX              NFBCX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in investments in companies that have market capitalization within the capitalization range of the Russell 2000 Index, a nationally recognized index of small-cap companies. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

When selecting small-cap companies, Jurika & Voyles will emphasize "in-house" research, which includes personal contacts, site visits and meetings with company management. Through this research, Jurika & Voyles looks for small-cap companies that possess several of the following characteristics, although not all of the companies selected will have these attributes:

[X] Strong competitive advantage - companies that "do what they do" better than anyone else are prime candidates.

[X] Clearly defined business focus - companies that "stick to their knitting," focusing only on a particular niche or segment of a broader market.

[X] Strong financial health - companies with strong cash flows, low debt-to-total capital ratios, healthy balance sheets and higher returns on equity than the market average.

[X] Quality management - companies with experienced management, low turnover and a long-term track record of success in an industry.

[X] Right price - companies that sell at a discount to Jurika & Voyles' estimation of their true value.

[X] Catalyst for growth - It is not enough to invest in an inexpensive company. There must be some factor (typically a new product, improving industry trend or economic condition) that will lead to an increase in the price of the stock.

The Fund may also:

o Invest in convertible preferred stock, convertible debt securities, initial public offerings (IPO's), real estate investment trusts ("REITs") and warrants.

o Invest up to 25% of its total assets in securities of foreign issuers, primarily through sponsored and unsponsored Depositary Receipts. Some examples of Depositary Receipts are American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). The Fund will limit its investment in any one foreign country to 5% of its total assets and will invest no more than 5% of its total assets in securities denominated in foreign currencies.

o Purchase market or high quality debt securities for temporary defensivepurposes in response to adverse market, economic, political or other conThese investments may prevent the Fund from achieving its investmengoal.

o in active and frequent tof securities. Frtrading may prhigh transaction and a high level taxable capital gains whimay lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. The Fund's investment in short-term trading strategies, with respect to initial public offerings, may make the value of an investment in this Fund fluctuate even more than an investment in other small-cap funds. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Foreign securities: Depositary Receipts may be more volatile than U.S.
   securities and carry political, economic and information risks that are associated with foreign securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The performance results below reflect results achieved by the Fund's predecessor under different advisory arrangements. Because the Fund's current advisory arrangement differs from the advisory arrangement of its predecessor, the past performance results shown below may have been different utilizing its current advisory arrangements.

The bar chart shows the Fund's adjusted total returns for Class A shares for each calendar year since the first full year of operations of the Fund's predecessor. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

-------------------------------------------------------------------------------
                                Total Return+
   1995       1996        1997        1998        1999        2000        2001
  43.08%     24.24%      16.44%     -19.45%      46.50%     -21.42%     -13.55%
-------------------------------------------------------------------------------

^    Highest Quarterly Return: Fourth Quarter 1999, up 41.76%

v    Lowest Quarterly Return: Third Quarter 2001, down 35.71%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 2000 Index,an unmanaged Index of the 2000 smallest companies in the Russell 3000 Index. The returns are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Small Growth Funds Average and Lipper Small-Cap Growth Funds Average, each an average of the total returns of mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of Fund shares. The Russell 2000 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Small Growth Funds Average and Lipper Small-Cap Growth Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.

---------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns+
(for the periods ended December 31, 2001)      Past 1 Year           Past 5 Years           Since Fund Inception
                                                                                                  (9/30/94)
---------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                    -18.53%                 2.20%                     12.68%
---------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions*           -18.73%                -1.95%                      8.98%
---------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions &          -11.16%                -0.07%                      8.92%
Sales of Fund Shares*
---------------------------------------------------------------------------------------------------------------------
Class B - Return Before Taxes                    -18.49%                 2.41%                     12.75%
---------------------------------------------------------------------------------------------------------------------
Class C - Return Before Taxes                    -15.83%                 2.45%                     12.61%
---------------------------------------------------------------------------------------------------------------------
Russell 2000 Index**                               2.49%                 7.52%                     10.85%
---------------------------------------------------------------------------------------------------------------------
Morningstar Small Growth Funds Average**          -9.10%                 8.90%                     11.30%
---------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap Growth Funds Average**          -10.79%                 8.51%                     11.54%
---------------------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

+ The returns shown above reflect the results of the Jurika & Voyles Small-Cap Fund through November 30, 2001, whose assets and liabilities were acquired by the Fund on November 30, 2001. As a result of this transaction, the Fund assumed the financial and performance history of the Jurika & Voyles Small-Cap Fund. Until November 30, 2001, the Fund's predecessor had only one class of shares and offered those shares without a sales charge. Returns prior to that date have been restated to reflect expenses and sales loads, if applicable, of the Fund's multiple class structure. Classes A, B and C shares commenced operations on November 30, 2001. During all periods shown, the Fund's total annual operating expenses have been limited under a binding expense cap arrangement. Therefore, the restatement of the Fund's expenses to reflect Classes A, B and C performance is based on the net expenses of these classes after taking into effect the Fund's current expense cap arrangements. See "Fund Fees & Expenses".

** The returns of the Index and the Averages do not reflect the effect of taxes. The returns of each Index and Average are calculated from 9/30/94 for Classes A, B and C shares. The Russell 2000 Index replaced the S & P 500 Index as the Small Cap Growth Fund's comparative index because it is more representative of the small-cap stocks in which the Small Cap Growth Fund can invest. For the period ended December 31, 2001, the one-year, five-year and since Fund inception average annual total returns of the S & P 500 Index were -11.87%, 10.70% and 15.33%, respectively.

 For past expenses of Classes A, B and C shares, see the section entitled "Fund
                               Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest International Equity Fund

Adviser:      CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:   Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:     Alexander Muromcew, John Tribolet and Eswar Menon
Category:     InternationalEquity

     Ticker    Class A          Class B            Class C
                NEFIX            NEIBX              NECIX

Investment Goal

The Fund seeks total return from long-term capital growth and dividend income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity investments. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will invest primarily in companies organized or headquartered outside of the United States. The Fund will hold securities from at least three different countries, including those within emerging markets. The Fund will focus on securities with large market capitalizations but may invest in securities with any size capitalizations.

Loomis Sayles uses a bottom-up, fundamental research process to build the Fund's portfolio. Combining careful research with visits with management, Loomis Sayles looks for growth oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution. Improving business or financial fundamentals are catalysts for buy decisions while deteriorating fundamentals or better opportunities in other companies will trigger sell decisions. In addition to its bottom-up approach to security selection, an overlay of country and industry macro data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk. The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas. Together with discipline and a thorough decision-making process, the Loomis Sayles research operation seeks to provide investors with a successful investment strategy.

Loomis Sayles uses a "No-Walls Decision MakingSM" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the team to be leveraged.

The Fund may also:

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro." Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on February 14, 1997. This chart and table reflect results achieved by the previous subadviser under different investment strategies for periods prior to February 14, 1997. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

-----------------------------------------------------------------------------------------------------------------------
                                                     Total Return
   1993        1994        1995        1996         1997       1998         1999        2000        2001
  29.39%       8.06%       5.78%       3.27%       -7.56%      6.69%       87.59%     -28.56%     -23.47%
-----------------------------------------------------------------------------------------------------------------------

^    Highest Quarterly Return: Fourth Quarter 1999, up 66.81%

v    Lowest Quarterly Return: First Quarter 2001, down 17.33%

The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE"), an arithmetical average of the performance of over 1,000 companies representing stock markets in Europe, Australia, New Zealand and the Far East. The returns are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Foreign Stock Funds and Lipper International Funds Averages, each an average of the total returns of mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of Fund shares. The MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Foreign Stock Funds Average and Lipper International Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.

---------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                                         Since Class A   Since Class B   Since Class C
(for the periods ended December 31,   Past 1 Year    Past 5 Years      Inception       Inception       Inception
2001)                                                                  (5/21/92)       (9/13/93)       (12/30/94)
---------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes           -27.85%         -0.96%           3.44%
---------------------------------------------------------------------------------------------------------------------
  Return After Taxes on                 -27.85%         -2.51%           2.24%
Distributions*
---------------------------------------------------------------------------------------------------------------------
  Return After Taxes on                 -16.96%         -1.15%           2.45%
Distributions & Sales of Fund Shares*
---------------------------------------------------------------------------------------------------------------------
Class B - Return Before Taxes           -27.87%         -0.80%                            1.49%
---------------------------------------------------------------------------------------------------------------------
Class C - Return Before Taxes           -25.61%         -0.67%                                            0.59%
---------------------------------------------------------------------------------------------------------------------
MSCI EAFE**                             -21.44%          0.89%           5.28%            3.62%           3.04%
---------------------------------------------------------------------------------------------------------------------
Morningstar Foreign Stock Funds         -21.90%          2.30%           5.90%            5.10%           4.60%
Average**
---------------------------------------------------------------------------------------------------------------------
Lipper International Funds Average**    -21.71%          1.94%           5.93%            4.90%           4.26%
---------------------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index and the Averages do not reflect the effect of taxes. The returns of each Index and Average are calculated from 5/31/92 for Class A shares, 9/30/93 for Class B shares and 12/31/94 for Class C shares.

 For past expenses of Classes A, B and C shares, see the section entitled "Fund
                               Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees

(fees paid directly from your investment)

----------------------------------------------------------------------------------------------------------
                                                               Class A         Class B        Class C

----------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a
         percentage of offering price)(1)(2)                    5.75%           None          1.00%(4)
----------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of
         original purchase price or redemption proceeds,
         as applicable)(2)                                       (3)            5.00%          1.00%
----------------------------------------------------------------------------------------------------------
Redemption fees                                                 None*           None*          None*
----------------------------------------------------------------------------------------------------------

(1) A reduced sales charge on Class A and Class C shares applies in some cases. See "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."

(2)  Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge applies ("CDSC") with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See "How Sales Charges Are Calculated" within the section entitled "Fund Services."

(4) Accounts established prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

*Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

------------------------------------------------------------------------------------------------------------------------------
                            CDC Nvest Capital Growth           CDC Nvest Targeted Equity     CDC Nvest Growth and Income
                                      Fund                               Fund                           Fund

------------------------------------------------------------------------------------------------------------------------------
                          Class A     Class B      Class C    Class A    Class B    Class C   Class A    Class B    Class C
------------------------------------------------------------------------------------------------------------------------------
Management fees            0.75%       0.75%        0.75%      0.68%      0.68%      0.68%      0.67%      0.67%      0.67%
------------------------------------------------------------------------------------------------------------------------------
Distribution and/or        0.25%       1.00%*       1.00%*     0.25%      1.00%*     1.00%*     0.25%      1.00%*     1.00%*
service (12b-1) fees
------------------------------------------------------------------------------------------------------------------------------
Other expenses             0.62%       0.62%        0.62%      0.45%      0.45%      0.45%      0.54%      0.54%      0.54%
------------------------------------------------------------------------------------------------------------------------------
Total annual fund          1.62%       2.37%        2.37%      1.38%      2.13%      2.13%      1.46%      2.21%      2.21%
operating expenses
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                           CDC Nvest Large Cap Growth          CDC Nvest Jurika & Voyles           CDC Large Cap Value
                                     Fund(1)**                  Relative Value Fund(2)**                   Fund(3)
------------------------------------------------------------------------------------------------------------------------------
                          Class A     Class B      Class C    Class A    Class B    Class C   Class A    Class B    Class C
------------------------------------------------------------------------------------------------------------------------------
Management fees            0.90%       0.90%        0.90%      0.85%      0.85%      0.85%      0.70%      0.70%      0.70%
------------------------------------------------------------------------------------------------------------------------------
Distribution and/or        0.25%       1.00%*       1.00%*     0.25%      1.00%*     1.00%*     0.25%      1.00%*     1.00%*
service (12b-1) fees
------------------------------------------------------------------------------------------------------------------------------
Other expenses             1.13%       1.13%        1.13%      5.39%      5.39%      5.39%      1.41%      1.41%      1.41%
------------------------------------------------------------------------------------------------------------------------------
Total annual fund          2.28%       3.03%        3.03%      6.49%      7.24%      7.24%      2.36%      3.11%      3.11%
operating expenses
------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or          0.88%       0.88%        0.88%      4.99%      4.99%      4.99%      0.86%      0.86%      0.86%
expense reimbursement
------------------------------------------------------------------------------------------------------------------------------

Net Expenses               1.40%       2.15%        2.15%      1.50%      2.25%      2.25%      1.50%      2.25%      2.25%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                               CDC Nvest Mid Cap Growth              CDC Nvest Select            CDC Nvest AEW Real Estate
                                        Fund(4)                           Fund(4)                         Fund(5)
------------------------------------------------------------------------------------------------------------------------------
                           Class A     Class B     Class C    Class A     Class B    Class C   Class A    Class B    Class C
------------------------------------------------------------------------------------------------------------------------------
Management fees             0.95%       0.95%       0.95%      1.00%       1.00%      1.00%     0.80%      0.80%      0.80%
------------------------------------------------------------------------------------------------------------------------------
Distribution and/or         0.25%       1.00%*      1.00%*     0.25%       1.00%*     1.00%*    0.25%      1.00%*     1.00%*
service (12b-1) fees
------------------------------------------------------------------------------------------------------------------------------
Other expenses              5.59%       5.59%       5.59%      0.83%       0.83%      0.83%     4.61%      4.61%      4.61%
------------------------------------------------------------------------------------------------------------------------------
Total annual fund           6.79%       7.54%       7.54%      2.08%       2.83%      2.83%     5.66%      6.41%      6.41%
operating expenses
------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or           5.09%       5.09%       5.09%      0.38%       0.38%      0.38%     4.16%      4.16%      4.16%
expense reimbursement
------------------------------------------------------------------------------------------------------------------------------
Net Expenses                1.70%       2.45%       2.45%      1.70%       2.45%      2.45%     1.50%      2.25%      2.25%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
                         CDC Nvest Jurika & Voyles
                          Small Cap Growth Fund(6)**
------------------------------------------------------
                        Class A    Class B   Class C
------------------------------------------------------
Management fees          0.95%      0.95%     0.95%
------------------------------------------------------
Distribution and/or      0.25%      1.00%*    1.00%*
service (12b-1) fees
------------------------------------------------------
Other expenses           1.28%      1.28%     1.28%
------------------------------------------------------
Total annual fund        2.48%      3.23%     3.23%
operating expenses
------------------------------------------------------
Fee Waiver and/or        0.73%      0.73%     0.73%
expense reimbursement
------------------------------------------------------
Net Expenses             1.75%      2.50%     2.50%
------------------------------------------------------


----------------------------------------------------------------------------------------------
                               CDC Nvest Balanced              CDC Nvest International Equity
                                      Fund                                  Fund
----------------------------------------------------------------------------------------------
                         Class A     Class B     Class C     Class A    Class B     Class C
----------------------------------------------------------------------------------------------
Management fees           0.75%       0.75%       0.75%       0.90%      0.90%       0.90%
----------------------------------------------------------------------------------------------
Distribution and/or       0.25%       1.00%*      1.00%*      0.25%      1.00%*      1.00%*
service (12b-1) fees
----------------------------------------------------------------------------------------------
Other expenses            0.75%       0.75%       0.75%       0.99%      0.99%       0.99%
----------------------------------------------------------------------------------------------
Total annual fund         1.75%       2.50%       2.50%       2.14%      2.89%       2.89%
operating expenses
----------------------------------------------------------------------------------------------

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

** Expense information in this table has been restated to reflect current fees and expenses.


(1) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 1.40%, 2.15% and 2.15% of the Fund's average daily net assets for Classes A, B and C, respectively. This undertaking is in effect through April 30, 2003, and will be reevaluated on an annual basis thereafter.

(2) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 1.50%, 2.25% and 2.25% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through December 31, 2004.

(3) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual operating expenses to 1.50%, 2.25% and 2.25% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This agreement is expected to remain in effect through April 30, 2003, and will be reevaluated on an annual basis thereafter.

(4) CDC IXIS Advisers has given binding undertakings to these Funds to limit the amount of each Fund's total annual fund operating expenses to 1.70%, 2.45% and 2.45% of such Fund's average daily net assets for Classes A, B and C shares, respectively. These undertakings are in effect through April 30, 2003, and will be reevaluated on an annual basis thereafter.

(5) AEW has given a binding undertaking to the Fund to limit the amount of the Fund's total fund operating expenses to 1.50%, 2.25% and 2.25% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2003, and will be reevaluated on an annual basis thereafter.

(6) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 1.75%, 2.50% and 2.50% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through December 31, 2004.

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

     o You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

     o    Your investment has a 5% return each year;

     o    A Fund's operating expenses remain the same; and

     o    All dividends and distributions are reinvested.

 Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------------
                           CDC Nvest Capital Growth Fund                      CDC Nvest Targeted Equity Fund
-----------------------------------------------------------------------------------------------------------------------
                    Class A          Class B           Class C          Class A        Class B             Class C
-----------------------------------------------------------------------------------------------------------------------
                                  (1)       (2)       (1)      (2)                   (1)       (2)       (1)       (2)
-----------------------------------------------------------------------------------------------------------------------
         1 year      $  730    $  740    $  240    $  438   $  338       $  707   $  716    $  216    $  414    $  314
-----------------------------------------------------------------------------------------------------------------------
        3 years      $1,057    $1,039    $  739    $  832   $  832       $  987   $  967    $  667    $  760    $  760
-----------------------------------------------------------------------------------------------------------------------
        5 years      $1,406    $1,465    $1,265    $1,353   $1,353       $1,287   $1,344    $1,144    $1,233    $1,233
-----------------------------------------------------------------------------------------------------------------------
10 years**           $2,386    $2,520    $2,520    $2,779   $2,779       $2,137   $2,271    $2,271    $2,537    $2,537
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                      CDC Nvest Growth and Income Fund                   CDC Nvest Large Cap Growth Fund
-------------------------------------------------------------------------------------------------------------------
                 Class A      Class B            Class C         Class A        Class B             Class C
-------------------------------------------------------------------------------------------------------------------
                           (1)      (2)       (1)      (2)                  (1)       (2)        (1)       (2)
-------------------------------------------------------------------------------------------------------------------
1 year            $  715   $  724   $  224    $  422   $  322     $  709    $  718     $  218    $  416     $3,161
-------------------------------------------------------------------------------------------------------------------
3 years           $1,010   $  991   $  691    $  784   $  784     $1,167    $1,154     $  854    $  945     $  945
-------------------------------------------------------------------------------------------------------------------
5 years           $1,327   $1,385   $1,185    $1,273   $1,273     $1,649    $1,715     $1,515    $1,599     $1,599
-------------------------------------------------------------------------------------------------------------------
10 years**        $2,221   $2,355   $2,355    $2,619   $2,619     $2,976    $3,108     $3,108    $3,351     $3,351
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
               CDC Nvest Jurika & Voyles Relative Value Fund            CDC Nvest Large Cap Value Fund
-----------------------------------------------------------------------------------------------------------------
                Class A        Class B            Class C       Class A         Class B               Class C
-----------------------------------------------------------------------------------------------------------------
                             (1)      (2)       (1)      (2)                  (1)      (2)          (1)      (2)
-----------------------------------------------------------------------------------------------------------------
       1 year   $  719    $  728   $  228    $  426   $  326     $  719    $  728   $  228       $  426   $  326
-----------------------------------------------------------------------------------------------------------------
      3 years   $1,966    $1,983   $1,683    $1,766   $1,766     $1,192    $1,179   $  879       $  971   $  971
-----------------------------------------------------------------------------------------------------------------
      5 years   $3,177    $3,273   $3,073    $3,142   $3,142     $1,689    $1,755   $1,555       $1,640   $1,640
-----------------------------------------------------------------------------------------------------------------
   10 years**   $6,049    $6,165   $6,165    $6,322   $6,322     $3,054    $3,186   $3,186       $3,427   $3,427
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                       CDC Nvest Mid Cap Growth Fund                       CDC Nvest Select Fund
---------------------------------------------------------------------------------------------------------------
               Class A       Class B            Class C         Class A       Class B            Class C
---------------------------------------------------------------------------------------------------------------
                          (1)      (2)       (1)      (2)                  (1)      (2)       (1)       (2)
---------------------------------------------------------------------------------------------------------------
1 year          $  738    $  748   $  248    $  446   $  346     $  738    $  748   $  248    $  446    $  346
---------------------------------------------------------------------------------------------------------------
3 years         $2,036    $2,056   $1,756    $1,838   $1,838     $1,155    $1,141   $  841    $  933    $  933
---------------------------------------------------------------------------------------------------------------
5 years         $3,289    $3,387   $3,187    $3,255   $3,255     $1,596    $1,660   $1,460    $1,546    $1,546
---------------------------------------------------------------------------------------------------------------
10 years**      $6,229    $6,344   $6,344    $6,496   $6,496     $2,818    $2,951   $2,951    $3,198    $3,198
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                        CDC Nvest AEW Real Estate Fund                CDC Nvest Jurika & Voyles Small Cap
                                                                                    Growth Fund
---------------------------------------------------------------------------------------------------------------
               Class A       Class B              Class C         Class A       Class B           Class C
---------------------------------------------------------------------------------------------------------------
                          (1)       (2)        (1)       (2)                 (1)      (2)      (1)      (2)
---------------------------------------------------------------------------------------------------------------
1 year          $  719    $  728     $  228    $  426    $  326    $  743    $  753   $  253   $  451   $  351
---------------------------------------------------------------------------------------------------------------
3 years         $1,816    $1,827     $1,527    $1,612    $1,612    $1,238    $1,227     $927   $1,018   $1,018
---------------------------------------------------------------------------------------------------------------
5 years         $2,898    $2,989     $2,789    $2,861    $2,861    $1,758    $1,825   $1,625   $1,709   $1,709
---------------------------------------------------------------------------------------------------------------
10 years**      $5,543    $5,663     $5,663    $5,835    $5,835    $3,177    $3,308   $3,308   $3,546   $3,546
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                           CDC Nvest Balanced Fund                   CDC Nvest International Equity Fund
---------------------------------------------------------------------------------------------------------------
               Class A          Class B              Class C      Class A         Class B           Class C
---------------------------------------------------------------------------------------------------------------
                             (1)        (2)       (1)       (2)                 (1)      (2)      (1)      (2)
---------------------------------------------------------------------------------------------------------------
1 year          $  743    $  753     $  253    $  451    $  351    $  780    $  792   $  292   $  489   $  389
---------------------------------------------------------------------------------------------------------------
3 years         $1,094    $1,079     $  779    $  871    $  871    $1,206    $1,195   $  895   $  986   $  986
---------------------------------------------------------------------------------------------------------------
5 years         $1,469    $1,531     $1,331    $1,417    $1,417    $1,658    $1,723   $1,523   $1,608   $1,608
---------------------------------------------------------------------------------------------------------------
10 years**      $2,519    $2,652     $2,652    $2,907    $2,907    $2,905    $3,037   $3,037   $3,282   $3,282
---------------------------------------------------------------------------------------------------------------

(1)  Assumes redemption at end of period.

(2)  Assumes no redemption at end of period.

* The example is based on the Net Expenses for the 1-year period for Large Cap Value Fund, Mid Cap Growth Fund, Select Fund, AEW Real Estate Fund, Large Cap Growth Fund, Small Cap Growth Fund and Relative Value Fund illustrated in the Example and on the Total Annual Fund Operating expenses for the remaining years. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.

** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engaging in various practices.

Correlation Risk (All Funds except AEW Real Estate, Mid Cap Growth and Select Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency Risk (All Funds except Capital Growth, Growth and Income and AEW Real Estate Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (International Equity Fund) The risk associated with investing in securities traded in developing securities markets, which may be smaller and have shorter operating histories than developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Euro Conversion Risk (All Funds except Capital Growth, Growth and Income, AEW Real Estate and Select Funds) Many European countries have adopted a single European currency, the "euro." The consequences of this conversion for foreign exchange rates, interest rates and the value of European securities are unclear presently. Such consequences may decrease the value and/or increase the volatility of securities held by the Fund.

Extension Risk (Balanced and Large Cap Value Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage - or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds except Mid Cap Growth and Select Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds except Select Fund) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures and Swap Contracts Risks (All Funds except AEW Real Estate and Select Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (Balanced, AEW Real Estate and Large Cap Value Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage - or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Capital Growth, International Equity, AEW Real Estate and Small Cap Growth Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that the Fund has valued certain securities at a higher price than the price at which it can be sold.

Management Team

Meet the Funds' Investment Advisers and Subadvisers

The CDC Nvest Funds family currently includes 27 mutual funds with a total of $5.6 billion in assets under management as of December 31, 2001. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the CDC Nvest Equity Funds (the "Funds" or each a "Fund"), which, along with the CDC Nvest Income Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

CDC IXIS Asset Management Advisers, L.P.

CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"), located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds except the Targeted Equity Fund (for which CGM serves as adviser) and the AEW Real Estate Fund (for which AEW serves as adviser). CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"), which is a subsidiary of CDC IXIS Asset Management. CDC IXIS Asset Management is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution. As of December 31, 2001, CDC IXIS North America's 15 principal subsidiaries, including 11 affiliated asset management firms and four distribution and service units, collectively had $130 billion in assets under management. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund except the Targeted Equity Fund and the AEW Real Estate Fund. It also provides general business management and administration to each Fund except the Targeted Equity Fund and the AEW Real Estate Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. CGM, AEW and the subadvisers listed below make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds (except the Targeted Equity Fund, the Mid Cap Growth Fund, the Select Fund and the AEW Real Estate Fund) during the fiscal year ended December 31, 2001 (January 31, 2002 for the AEW Real Estate Fund) as a percentage of each Fund's average daily net assets were 0.75% for the Capital Growth Fund, 0.67% for the Growth and Income Fund, 0.74% for the Balanced Fund (after waiver or reimbursement), 0% for the Large Cap Value Fund (after waiver or reimbursement), 0.29% for the Small Cap Growth Fund (after waiver or reimbursement), 0.90% for the International Equity Fund, 0.03% for the Large Cap Growth Fund (after waiver or reimbursement) and 0.13% for the Relative Value Fund (after waiver or reimbursement).

The Mid Cap Growth and Select Funds pay combined advisory and subadvisory fees at an annual rate of 0.95% of the first $1 billion of the average daily net assets of Mid Cap Growth Fund and 0.825% of such assets in excess of $1 billion, and 1.00% of the first $1 billion of the average daily net assets of Select Fund and 0.95% of such assets in excess of $1 billion.

Subadvisers

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to the Select Fund. Harris Associates, a subsidiary of CDC IXIS North America, managed $20.8 billion in assets as of December 31, 2001, and, together with its predecessor, has managed investments since 1970. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Jurika & Voyles, located at Lake Merritt Plaza, 1999 Harrison, Suite 700, Oakland, California 94612, serves as subadviser to one component of the Balanced Fund, the Small Cap Growth Fund and the Relative Value Fund. Jurika & Voyles, founded in 1983, had discretionary management authority with respect to over $2 billion of assets as of December 31, 2001, for various clients including corporations, pension plans, 401(k) plans, profit sharing plans, trusts and estates, foundations and charities, mutual funds and individuals. Jurika & Voyles is a subsidiary of CDC IXIS North America. Jurika & Voyles became a subadviser of the Balanced Fund on March 1, 2001. Prior to

November 30, 2001, Jurika & Voyles was the adviser to the predecessor of the Jurika & Voyles Small Cap Growth Fund. The current advisory fee rate payable by the Small Cap Growth Fund is 0.95% of the first $200 million of the Fund's average daily net assets; 0.90% of the next $300 million of such assets and 0.85% of amounts of such assets in excess of $500 million. Prior to November 30, 2001, Jurika & Voyles was the adviser to the predecessor Fund of the Jurika & Voyles Relative Value Fund.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to two components of the Balanced Fund, the Mid Cap Growth Fund and the International Equity Fund. Loomis Sayles is a subsidiary of CDC IXIS North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $64 billion in assets under management as of December 31, 2001. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Large Cap Value Fund and the Large Cap Growth Fund. Vaughan Nelson is a subsidiary of CDC IXIS North America. Originally incorporated in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2001, Vaughan Nelson had $4.4 billion in assets under management. Kobrick Funds LLC served as adviser to the predecessor of the Large Cap Growth Fund until June 30, 2001; the advisory fee rate under this agreement was 1.00% of the Fund's average daily net assets. The current advisory fee rate payable by the Large Cap Growth Fund is 0.90% of the Fund's average daily net assets.

Westpeak, located at 1470 Walnut Street, Boulder, Colorado 80302, serves as subadviser to Growth and Income Fund and the Capital Growth Fund. Westpeak is a subsidiary of CDC IXIS North America. Westpeak employs a team approach in managing each Fund's portfolio. Members of each Fund's portfolio management team include, among others: Robert A. Franz, Westpeak's Chief Investment Officer and Thomas M. Anichini, a Vice President of Westpeak. Founded in 1991, Westpeak had $8.3 billion in assets under management as of December 31, 2001.

Capital Growth Management Limited Partnership (Adviser)

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the Targeted Equity Fund since CGM's inception in 1989. It also serves as investment adviser to six additional mutual funds and various institutional investors. CGM is an affiliate of CDC IXIS North America and had over $5 billion in assets under management as of December 31, 2001. For the fiscal year ended December 31, 2001, Targeted Equity Fund paid 0.68% of its average daily net assets to CGM in advisory fees.

AEW Management and Advisors, L.P. (Adviser)

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of CDC IXIS North America. Together with other AEW adviser affiliates, AEW managed $6.5 billion of client capital as of December 31, 2001. For the fiscal year ended January 31, 2002, AEW Real Estate Fund paid 0 % (after waiver or reimbursement) of its average daily net assets to AEW in advisory fees.

Subadvisory Agreements

Each Fund has received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Shareholders will be notified of any subadviser changes.

Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS North America, CDC IXIS Advisers, CGM, AEW or any of the subadvisers. In placing trades, such firms will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers

Thomas M. Anichini

Thomas M. Anichini is a member of the portfolio team which manages the Growth and Income Fund and the Capital Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Value and Star Growth Funds. Mr. Anichini, Vice President and Portfolio Manager of Westpeak Global Advisors, joined the company in October 1999. Prior to joining Westpeak, Mr. Anichini was a Principal at Mercer Investment Consulting, Inc. from June 1996 through September 1999. Mr. Anichini received a B.S. from the University of Illinois and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 10 years of investment experience.

Mark B. Baribeau

Mark B. Baribeau has co-managed the growth component of the equity portion of the Balanced Fund since March 2000. He also serves as portfolio manager of Loomis Sayles Growth Fund. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. Mr. Baribeau received a M.A. from University of Maryland and a B.A. from University of Vermont. He holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

Floyd J. Bellman

Floyd J. Bellman has co-managed the Select Fund since its inception. Since February 2000, he has also assisted in managing the Harris Associates segment of CDC Nvest Star Value Fund. Mr. Bellman, Vice President of the Investment Advisory Department, joined the firm in 1995. Prior to joining Harris Associates, Mr. Bellman was a Vice President and Chairman of the Personal Trust and Asset Management Committee at Harris Trust and Savings Bank (1987-1995); an Investment Officer at 1st Source Bank (1984-1987); and an Investment Officer at First Bank Milwaukee N.A. (1980-1984). He received a BBA in Finance from the University of Wisconsin-Whitewater. Mr. Bellman holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

William R. Berger

William R. Berger co-manages the Large Cap Growth Fund. He also co-manages Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Berger, Principal of Vaughan Nelson, joined the firm in 1998. Prior to joining Vaughan Nelson, he was Vice President and Portfolio Manager at Securities Management and Research, Inc. from 1993 through 1998. Mr. Berger received a B.S. from Miami University (Ohio) and an M.B.A. from the Wharton School at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and Certified Public Accountant. Mr. Berger has over 13 years of investment management experience.

Margaret M. Buescher

Margaret M. Buescher served as co-manager of the Large Cap Value Fund from June 1999 to August 2000 and has served as sole portfolio manager thereafter. She also manages Vaughan Nelson's segment of the CDC Nvest Star Value Fund. Ms. Buescher, Principal of Vaughan Nelson, joined the company in 1994. Ms. Buescher received a B.A. from Vanderbilt University. She holds the designation of Chartered Financial Analyst and has over 26 years of investment experience.

Pamela N. Czekanski

Pamela N. Czekanski has co-managed the growth component of the equity portion of the Balanced Fund since March 2000. She also serves as a portfolio manager of Loomis Sayles Growth Fund. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. Ms. Czekanski received a B.A. from Middlebury College. She holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

Guy Elliffe

Guy Elliffe has co-managed the value component of the equity portion of the Balanced Fund since March 2001 and the Relative Value Fund since commencement of operations. Mr. Elliffe, Senior Vice President, Principal and Director of Research of Jurika & Voyles, joined the company in 1995. Prior to joining Jurika & Voyles, he served as Managing Director of Equities at National Mutual Funds Management. Mr. Elliffe received a B.A. from the University of Otago (New Zealand) and a Certificate of Finance and Investment from the Institute of Actuaries in London. He holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Christopher R. Ely

Christopher R. Ely has co-managed the Mid Cap Growth Fund since its inception. He also manages the Mid Cap Growth segment of the CDC Nvest Star Advisers Fund, the Loomis Sayles segment of the CDC Nvest Star Small Cap Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Aggressive Growth Fund, and leads a team of portfolio managers responsible for the management of the domestic segment of the Loomis Sayles Global Technology Fund. Mr. Ely, Vice President of Loomis Sayles and Loomis Sayles Funds, joined the firm in 1996. Prior to 1996, Mr. Ely was Senior Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. He recieved a B.A. from Brown University and an M.B.A. from Babson College. He has over 23 years of investment management experience.

Philip C. Fine

Mr. Philip C. Fine has co-managed the Mid Cap Growth Fund since its inception. He also manages the Mid Cap Growth segment of the CDC Nvest Star Advisers Fund, the Loomis Sayles segment of the CDC Nvest Star Small Cap Fund, Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Fine, Vice President of Loomis Sayles and of Loomis Sayles Funds, joined the firm in 1996. Prior to 1996, Mr. Fine was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. He received an A.B. and a Ph.D. from Harvard University. He has over 13 years of investment management experience.

Robert A. Franz

Robert A. Franz is a member of the portfolio team which manages the Growth and Income Fund and the Capital Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Value and CDC Nvest Star Growth Funds. Mr. Franz is Principal and Chief Investment Officer of Westpeak Global Advisors, which he joined in 1991. Mr. Franz received a B.A. from Pomona College and has over 17 years of investment experience.

Brian A. Grove

Brian A. Grove co-manages the Large Cap Growth Fund. He also co-manages Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Grove, Principal of Vaughan Nelson, joined the firm in 1997. Mr. Grove received a B.A. and an M.B.A. from Vanderbilt University and a J.D. from the University of Houston and is a member of the Texas Bar. He holds the designation of Chartered Financial Analyst and has over 18 years of investment management experience.

G. Kenneth Heebner

G. Kenneth Heebner has managed the Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 36-year veteran of the investment industry.

Jon Hickman

Jon Hickman has managed the Small Cap Growth Fund since commencement of operations. Mr. Hickman, Director of the small-cap growth equity strategy of Jurika & Voyles, joined the company in February 1999. Before joining Jurika & Voyles, he spent fifteen years with Wells Fargo Bank as a portfolio manager responsible for small- and mid-cap strategies. Mr. Hickman received a B.S. and an M.B.A. from Brigham Young University. He has over 17 years of investment experience.

Eric Hull

Eric Hull has co-managed the value component of the equity portion of the Balanced Fund since March 2001 and the Relative Value Fund since commencement of operations. Mr. Hull, Senior Vice President, Principal and Senior Research Analyst of Jurika & Voyles, joined the company in 1994. Prior to joining Jurika & Voyles, Mr. Hull held positions in both investment management and investment banking. Mr. Hull received a B.S. in Business Administration from the University of California at Berkeley. He holds the designation of Chartered Financial Analyst and has over 16 years of investment experience.

John Hyll

John Hyll has served the fixed-income portion of the Balanced Fund as portfolio manager from 1994 until 1999 and as co-portfolio manager thereafter. He also serves as portfolio manager of the CDC Nvest Short Term Bond Fund and Loomis Sayles Short Term Bond Fund. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 18 years of investment experience.

Christopher T. McMillin

Christopher (Toby) McMillin co-manages the Large Cap Growth Fund. He also co-manages Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. McMillin, an investment research analyst, joined Vaughan Nelson in 2000. Prior to joining Vaughan Nelson, he was Portfolio Manager and Research Analyst for Roger H. Jenswold & Company from 1997 through 2000 and a management consultant for PricewaterhouseCoopers from 1995 through 1997. Mr. McMillin received a B.A. from the University of Texas. He has over 4 years of investment management experience.

Eswar Menon

Eswar Menon serves as co-portfolio manager for the International Equity Fund, concentrating on emerging markets. He also co-manages the Loomis Sayles' segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund, and Loomis Sayles Emerging Markets Fund and leads a team of managers responsible for the management of the International segment of the Loomis Sayles Global Technology Fund. Mr. Menon, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management from 1995 until 1999. Prior to his position at Nicholas Applegate Capital Management, he spent five years with Koeneman Capital Management and Integrated Device Technology. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California, and a B.S. from Indian Institute of Technology, Madras, India. He has over 12 years of investment experience.

Nicholas E. Moore

Nicholas E. Moore has co-managed the value component of the equity portion of the Balanced Fund since March 2001 and the Relative Value Fund since commencement of operations. Mr. Moore, Senior Vice President, Principal and Senior Research Analyst of Jurika & Voyles, joined the company in June 1998. Prior to joining Jurika & Voyles, Mr. Moore was Vice President and Portfolio Manager at Orbitex Management from January until June 1998. Prior to that he served as portfolio manager for the Franklin Templeton Group from 1986 until January 1998. Mr. Moore received a B.A. from Menlo College in California. He has over 16 years of investment experience.

Alexander Muromcew

Alexander Muromcew serves as co-portfolio manager for the International Equity Fund, concentrating on Asian markets. Mr. Muromcew, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. Prior to 1996, Mr. Muromcew held positions with Jardine Fleming Securities in Japan, Emerging Markets Investors Corporation and Teton Partners L.P. He received an M.B.A. from Stanford University and a B.A. from Dartmouth College and has over 11 years of investment experience.

William C. Nygren

William C. Nygren has co-managed the Select Fund since its inception. He has also managed Oakmark Select Fund since 1996 and the Oakmark Fund since 2000. Mr. Nygren, Portfolio Manager, joined Harris Associates in 1983 as an analyst and also served as Director of Research from September 1990 to March 1998. Prior to joining Harris Associates, Mr. Nygren was an analyst with Northwestern Mutual Life Insurance Company. He received an M.S. in Finance from the University of Wisconsin and a B.S. in Accounting from the University of Minnesota. Mr. Nygren has over 20 years of investment management experience.

Richard D. Skaggs

Richard D. Skaggs has co-managed the growth component of the equity portion of the Balanced Fund since March 2000. He also serves as a portfolio manager of Loomis Sayles Growth Fund. Mr. Skaggs, Vice President of Loomis Sayles, joined the company in 1994. Mr. Skaggs received an M.S.M. and a B.S. from Oakland University. He holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.

David L. Smith

David L. Smith has co-managed the Mid Cap Growth Fund since its inception. He also manages the Mid Cap Growth segment of the CDC Nvest Star Advisers Fund, the Loomis Sayles segment of the CDC Nvest Star Small Cap Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Smith, Vice President of Loomis Sayles and Loomis Sayles Funds, joined the firm in 1996. Prior to 1996, Mr. Smith was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. He received an M.B.A. from Cornell University and a B.A. from the University of Massachusetts at Amherst. Mr. Smith has over 18 years of investment management experience.

John Tribolet

John Tribolet serves as co-portfolio manager for the International Equity Fund, concentrating on European markets. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Mr. Tribolet, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management from 1997 until 1999. From 1995 to 1997 he was a full time MBA student at the University of Chicago. Prior to 1995, he spent three years in the investment banking industry, most recently at Paine Webber Inc. Mr. Tribolet received a B.S. from Columbia University. He has over 10 years of investment experience.

Matthew A. Troxell

Matthew A. Troxell has managed the AEW Real Estate Fund since its inception. Mr. Troxell joined AEW in 1994 and is a Principal of the company. Prior to joining AEW, Mr. Troxell was a Vice President and Assistant to the President of Landmark Land Company, and an equity analyst at A.G. Becker Paribas. Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 20 years of experience in investment analysis and portfolio management.

Kurt L. Wagner

Kurt L. Wagner has co-managed the fixed-income portion of the Balanced Fund since May 2000. Mr. Wagner, Vice President and Portfolio Manager of Loomis Sayles, began his investment career in 1978 and joined Loomis Sayles in 1994. Mr. Wagner received an M.B.A. from the University of Chicago and a B.A. from Haverford College. He holds the designation of Chartered Financial Analyst and Chartered Investment Counselor and has over 24 years of investment experience.

Management Team

Past Performance Information
Subadviser - Loomis Sayles

The returns shown below represent the returns derived from performance data furnished by Loomis Sayles relating to a mutual fund (the "Loomis Sayles Aggressive Growth Fund") and a group of private accounts (the "Loomis Sayles Private Accounts" and, together with the Loomis Sayles Aggressive Growth Fund, the "Loomis Mid Cap Accounts") advised by Loomis Sayles, with substantially similar investment objectives, strategies and policies as CDC Nvest Mid Cap Growth Fund.

The Loomis Mid Cap Accounts, and in particular, the Loomis Sayles Private Accounts, have not been subject to the same types of expenses to which CDC Nvest Mid Cap Growth Fund is subject. In addition, the Loomis Sayles Private Accounts have not been subject to the diversification requirements, investment limitations and other restrictions to which CDC Nvest Mid Cap Growth Fund is subject under the 1940 Act and the Internal Revenue Code. The Loomis Mid Cap Accounts' performance results may have been less favorable had they been subject to these expenses or restrictions or, in the case of the Loomis Sayles Private Accounts, to other restrictions applicable to investment companies under relevant laws. In addition, CDC Nvest Mid Cap Growth Fund may be subject to more frequent inflows and outflows of assets than the Loomis Mid Cap Accounts, which may negatively impact performance. The information regarding the performance of the Loomis Mid Cap Accounts does not represent CDC Nvest Mid Cap Growth Fund's performance. Such information should not be considered a prediction of the future performance of CDC Nvest Mid Cap Growth Fund. CDC Nvest Mid Cap Growth Fund commenced operations on March 15, 200,1 and has a limited performance record.

The table below shows the average annual total returns for the Loomis Sayles Private Accounts and the Loomis Sayles Aggressive Growth Fund since their inception. The Loomis Mid Cap Accounts are also compared against the Russell Mid Cap Growth Index, the Morningstar Mid Growth Average and the Lipper Multi-Cap Growth Average. The past performance data for the Loomis Mid Cap Accounts has been adjusted to reflect the management fees and other expenses actually paid by the Loomis Mid Cap Accounts and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest Mid Cap Growth Fund are higher than the fees and expenses paid by the corresponding Loomis Mid Cap Accounts. The performance of the Loomis Mid Cap Accounts would have been lower than that shown below if they had been subject to the fees and expenses of CDC Nvest Mid Cap Growth Fund.

Average Annual Total Return (1)

For the period ending December 31, 2001

                                         1 Year               Since Inception
                                         ------               ---------------

Loomis Sayles Private Accounts           -46.80%                 -40.40%(2)

Russell Mid Cap Growth Index             -20.15%                 -26.62%(2)

Morningstar Mid Growth Average           -21.10%                 -22.30%(2)

Lipper Multi-Cap Growth Average          -26.28%                 -28.36%(2)


Loomis Sayles Aggressive Growth Fund     -49.40%                 14.30%(3)

(Institutional Class Shares)

Russell Mid Cap Growth Index             -20.15%                  9.02%(3)

Morningstar Mid Growth Average           -21.10%                  8.30%(3)

Lipper Multi-Cap Growth Average          -26.28%                  8.53%(3)

(1) Average Annual Total Returns: The Loomis Mid Cap Accounts consist of all client accounts whose portfolios are managed using investment policies and strategies substantially similar to those that will be used to manage CDC Nvest Mid Cap Growth Fund. The Russell Mid Cap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book value ratios and forecasted growth values. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Loomis Mid Cap Accounts' performance to a broad-based market index. The Morningstar Mid Growth and Lipper Multi-Cap Growth Averages are each an average of the total returns of mutual funds with an investment style similar to that of the CDC Nvest Mid Cap Growth Fund as calculated by Morningstar, Inc. and Lipper, Inc. These comparative indices' returns have been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments but do not reflect any sales charges.

(2) As of inception of the Loomis Sayles Private Accounts, March 31, 2000.

(3) As of inception of the Loomis Sayles Aggressive Growth Fund, December 31, 1996.

Subadviser - Harris Associates

The returns shown below represent the returns derived from performance data furnished by Harris Associates relating to a mutual fund (the "Oakmark Select Fund") and a group of private accounts (the "Harris Private Accounts" and, together with the Oakmark Select Fund, the "Harris Select Accounts") advised by Harris Associates with substantially similar investment objectives, strategies and policies as CDC Nvest Select Fund.

The Harris Select Accounts, and in particular, the Harris Private Accounts, have not been subject to the same types of expenses to which CDC Nvest Select Fund is subject. In addition, the Harris Private Accounts have not been subject to the diversification requirements, investment limitations and other restrictions to which CDC Nvest Select Fund is subject under the 1940 Act and the Internal Revenue Code. The Harris Select Accounts' performance results may have been less favorable had they been subject to these expenses or restrictions or, in the case of the Harris Private Accounts, to other restrictions applicable to investment companies under relevant laws. In addition, CDC Nvest Select Fund may be subject to more frequent inflows and outflows of assets than the Harris Select Accounts, which may negatively impact performance. The information regarding the performance of the Harris Select Accounts does not represent CDC Nvest Select Fund's performance. Such information should not be considered a prediction of the future performance of CDC Nvest Select Fund. CDC Nvest Select Fund commenced operations on March 15, 2001, and has a limited performance record.

The table below shows the average annual total returns for the Harris Private Accounts and the Oakmark Select Fund since their inception. The Harris Select Accounts are also compared against the S&P 500 Index, the Morningstar Mid Cap Value Average and the Lipper Multicap Value Average. The past performance data for the Harris Select Accounts has been adjusted to reflect the management fees and other expenses actually paid by the Harris Select Accounts and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest Select Fund will be higher than the fees and expenses paid by the Harris Select Accounts. The performance of the Harris Select Accounts would have been lower than that shown below if they had been subject to the fees and expenses of CDC Nvest Select Fund.

Average Annual Total Returns (1)

For the period ending December 31, 2001

                                          1 Year      5 Years   Since Inception
                                          ------      -------   ---------------

Harris Associates Private Accounts        32.11%      20.26%        21.11%(2)

S&P 500 Index                            -11.88%      10.70%        14.43%(2)

Morningstar Mid Cap Value Average          6.51%      12.31%        15.71%(2)

Lipper Multicap Value Average              1.29%       9.73%        13.57%(2)

Oakmark Select Fund                       26.05%      26.75%        29.06%(3)

S&P 500 Index                            -11.88%      10.70%        11.48%(3)

Morningstar Mid Cap Value Average          6.51%      12.31%        13.27%(3)

Lipper Multicap Value Average              1.29%       9.73%        10.70%(3)

(1) Average Annual Total Returns: The Harris Select Accounts consist of all client accounts whose portfolios are managed using investment policies and strategies substantially similar to those that will be used to manage CDC Nvest Select Fund. The S&P 500 Index is a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Harris Select Accounts' performance to a broad-based market index. The Morningstar Mid Cap Value and Lipper Multicap Value Averages are each an average of the total returns of mutual funds with an investment style similar to that of the CDC Nvest Select Fund as calculated by Morningstar, Inc. and Lipper, Inc. These comparative indices' returns have been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments but do not reflect any sales charges.

(2)  As of inception of the Harris Private Accounts, January 1, 1991.

(3)  As of inception of the Oakmark Select Fund, November 1, 1996.

Fund Services

Investing in the Funds

Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o    You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section entitled "How Sales Charges Are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class C Shares

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o    You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

o Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares ("offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

--------------------------------------------------------------------------------
                                         Class A Sales Charges

  Your Investment       As a % of offering price      As a % of your investment
--------------------------------------------------------------------------------
Less than   $ 50,000             5.75%                          6.10%
--------------------------------------------------------------------------------
$ 50,000  - $ 99,999             4.50%                          4.71%
--------------------------------------------------------------------------------
$ 100,000 - $249,999             3.50%                          3.63%
--------------------------------------------------------------------------------
$ 250,000 - $499,999             2.50%                          2.56%
--------------------------------------------------------------------------------
$ 500,000 - $999,999             2.00%                          2.04%
--------------------------------------------------------------------------------
$1,000,000 or more*              0.00%                          0.00%
--------------------------------------------------------------------------------

* For purchases of Class A shares of the Funds of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

-----------------------------------------------------------
        Class B Contingent Deferred Sales Charges
-----------------------------------------------------------
   Year Since Purchase        CDSC on Shares Being Sold
-----------------------------------------------------------
           1st                          5.00%
-----------------------------------------------------------
           2nd                          4.00%
-----------------------------------------------------------
           3rd                          3.00%
-----------------------------------------------------------
           4th                          3.00%
-----------------------------------------------------------
           5th                          2.00%
-----------------------------------------------------------
           6th                          1.00%
-----------------------------------------------------------
       Thereafter                       0.00%
-----------------------------------------------------------

Class C Shares

The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

-----------------------------------------------------------
        Class C Contingent Deferred Sales Charges
-----------------------------------------------------------
   Year Since Purchase        CDSC on Shares Being Sold
-----------------------------------------------------------
1st                        1.00%
-----------------------------------------------------------
Thereafter                 0.00%
-----------------------------------------------------------

Accounts established in other CDC Nvest Funds prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

o    is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

o    increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services

Ways to Reduce or Eliminate Sales Charges

Class A or Class C Shares

Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:

o Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

o Combining Accounts -- allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

Eliminating Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

o Fund Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

o Investments of $25,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A or Class C shares of the Funds (without paying a front-end sales charge) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Classes A, B or C Shares

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);

o    to make payments through a systematic withdrawal plan; or

o    due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.   Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:


-------------------------------------------------------------------------------------------------------------------------

                                                                           Minimum to Open an
                                                   Minimum to Open an         Account Using        Minimum for Existing
                Type of Account                         Account           Investment Builder or          Accounts
                                                                            Payroll Deduction
-------------------------------------------------------------------------------------------------------------------------
Any account other than those listed below                $2,500                    $25                     $100
-------------------------------------------------------------------------------------------------------------------------

Accounts registered under the Uniform Gifts to
Minors Act ("UGMA") or the Uniform Transfers
to Minors Act ("UTMA")                                   $2,500                    $25                     $100
-------------------------------------------------------------------------------------------------------------------------

Individual Retirement Accounts ("IRAs")                  $  500                    $25                     $100
-------------------------------------------------------------------------------------------------------------------------

Coverdell Education Savings Accounts                     $  500                    $25                     $100
-------------------------------------------------------------------------------------------------------------------------

Retirement plans with tax benefits such as
corporate pension, profit sharing and Keogh
plans                                                    $  250                    $25                     $100
-------------------------------------------------------------------------------------------------------------------------

Payroll Deduction Investment Programs for
SARSEP*, SEP, SIMPLE IRA, 403(b)(7) and
certain other retirement plans                           $   25                    N/A                     $ 25
-------------------------------------------------------------------------------------------------------------------------

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.   Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

CDC Nvest Funds Personal Access Line(R)

800-225-5478, press 1

CDC Nvest Funds Web Site

www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

o review your account balance, recent transactions, Fund prices and recent performance;

o    order duplicate account statements; and

o    obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Fund Services

Buying Shares

                                                   Opening an Account                    Adding to an Account
Through Your Investment Dealer

                                         o    Call your investment dealer for information about opening or adding to an account.

By Mail

                                         o    Make out a check in U.S.           o    Make out a check in U.S.
                                              dollars for the investment              dollars for the investment
                                              amount, payable to "CDC Nvest           amount, payable to "CDC Nvest
                                              Funds."  Third party checks and         Funds."  Third party checks and
                                              "starter" checks will not be            "starter" checks will not be
                                              accepted.                               accepted.
                                         o    Mail the check with your           o    Fill out the investment
[envelope icon]                               completed application to CDC            slip from an account statement
                                              Nvest Funds, P.O. Box 8551,             or include a letter specifying
                                              Boston, MA 02266-8551.                  the Fund name, your class of
                                                                                      shares, your account number and
                                                                                      the registered account
                                                                                      name(s).

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                                         o    Obtain a current prospectus        o    Call your investment dealer
[exchange icon]                               for the Fund into which you are         or CDC Nvest Funds at
                                              exchanging by calling your              800-225-5478 or visit
                                              investment dealer or CDC Nvest          www.cdcnvestfunds.com to
                                              Funds at 800-225-5478.                  request an exchange.
                                         o    Call your investment dealer or
                                              CDC Nvest Funds to request an
                                              exchange.

By Wire

                                         o    Call CDC Nvest Funds at            o    Visit www.cdcnvestfunds.com
                                              800-225-5478 to obtain an               to add shares to your account
                                              account number and wire transfer        by wire.
                                              instructions. Your bank may        o    Instruct your bank to
                                              charge you for such a transfer.         transfer funds to State Street
                                                                                      Bank & Trust Company, ABA#
[wire icon]                                                                           011000028, and DDA #
                                                                                      99011538.
                                                                                 o    Specify the Fund name, your
                                                                                      class of shares, your account

                                                                                      number and the registered
                                                                                      account name(s).  Your bank may
                                                                                      charge you for such a transfer.

Through Automated Clearing House ("ACH")

                                         o    Ask your bank or credit            o    Call CDC Nvest Funds at
                                              union whether it is a member of         800-225-5478 or visit
                                              the ACH system.                         www.cdcnvestfunds.com  to add
                                         o    Complete the "Bank                      shares to your account through
[ACH icon]                                    Information" section on your            ACH.
                                              account application.               o    If you have not signed up
                                         o    Mail your completed                     for the ACH system, please call
                                              application to CDC Nvest Funds,         CDC Nvest Funds for a Service
                                              P.O. Box 8551, Boston, MA               Options Form.
                                              02266-8551.

Automatic Investing Through Investment Builder

                                         o    Indicate on your application       o    Please call CDC Nvest Funds
                                              that you would like to begin an         at 800-225-5478 for a Service
                                              automatic investment plan               Options Form.  A signature
[builder icon]                                through Investment Builder and          guarantee may be required to
                                              the amount of the monthly               add this privilege.
                                              investment ($25 minimum).          o    See the section entitled
                                                                                      "Additional Investor Services."
                                         o    Include a check marked "Void"
                                              or a deposit slip from your bank
                                              account.

Fund Services

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                                       o    Call your investment dealer for
                                            information.

By Mail

                                       o    Write a letter to request a
                                            redemption. Specify the name of your
                                            Fund, class of shares, account
                                            number, the exact registered account
                                            name(s), the number of shares or the
                                            dollar amount to be redeemed and the
                                            method by which you wish to receive
                                            your proceeds. Additional materials
                                            may be required. See the section
                                            entitled "Selling Shares in
                                            Writing."

[envelope icon]                        o    The request must be signed by all
                                            of the owners of the shares and
                                            must include the capacity in which
                                            they are signing, if appropriate.

                                       o    Mail your request by regular mail to
                                            CDC Nvest Funds, P.O. Box 8551,
                                            Boston, MA 02266-8551 or by
                                            registered, express or certified
                                            mail to CDC Nvest Funds, 66 Brooks
                                            Drive, Braintree, MA 02184.

                                       o    Your proceeds (less any applicable
                                            CDSC) will be delivered by the
                                            method chosen in your letter.
                                            Proceeds delivered by mail will
                                            generally be mailed to you on the
                                            business day after the request is
                                            received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                                       o    Obtain a current prospectus for the
                                            Fund into which you are exchanging
                                            by calling your investment dealer or
                                            CDC Nvest Funds at 800-225-5478.

[exchange icon]                       o     Call CDC Nvest Funds or visit
                                            www.cdcnvestfunds.com  to request an
                                            exchange.

By Wire

                                       o    Fill out the "Bank Information"
                                            section on your account
                                            application.

[wire icon]                            o    Call CDC Nvest Funds at 800-225-5478
                                            or indicate in your redemption
                                            request letter (see above)
                                            that you wish to have your proceeds
                                            wired to your bank or visit
                                            www.cdcnvestfunds.com .

                                       o    Proceeds (less any applicable CDSC)
                                            will generally be wired on the next
                                            business day. A wire fee (currently
                                            $5.00) will be deducted from the
                                            proceeds.

Through Automated Clearing House

                                       o    Ask your bank or credit union
                                            whether it is a member of the ACH
                                            system.

                                       o    Complete the "Bank Information"
                                            section on your account application.

                                       o    If you have not signed up for the
                                            ACH system on your application,
[ACH icon]                                  please call CDC Nvest Funds at
                                            800-225-5478 for a Service Options
                                            Form.

                                       o    Call CDC Nvest Funds or visit
                                            www.cdcnvestfunds.com to request an

                                            ACH redemption.

                                       o    Proceeds (less any applicable CDSC)
                                            will generally arrive at your bank
                                            within three business days.

By Telephone

[telephone icon]                       o    Call CDC Nvest Funds at 800-225-5478
                                            to choose the method you wish to
                                            use to redeem your shares.  You
                                            may receive your proceeds by mail,
                                            by wire or through ACH (see above).

By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)

                                       o    Call CDC Nvest Funds at 800-225-5478
                                            or your financial representative
                                            for more information.

[systematic icon]                      o    Because withdrawal payments may
                                            have tax consequences, you should
                                            consult your tax adviser before
                                            establishing such a plan.

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o    your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s).

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o    a financial representative or securities dealer;

o    a federal savings bank, cooperative, or other type of bank;

o    a savings and loan or other thrift institution;

o    a credit union; or

o    a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)                                       Requirements for Written Requests
Qualified retirement benefit plans (except CDC Nvest        o    The request must include the signatures of all
Funds prototype documents)                                       those authorized to sign, including title.

                                                            o    Signature guarantee, if applicable (see above).

Individual Retirement Accounts                              o    Additional documentation and distribution forms
                                                                 may be required.

Individual, joint, sole proprietorship, UGMA/UTMA (minor    o    The request must include the signatures of all
accounts)                                                        persons authorized to sign, including title, if
                                                                 applicable.

                                                            o    Signature guarantee, if applicable (see above).

Corporate or association accounts                           o    The request must include the signatures of all
                                                                 persons authorized to sign, including title.

Owners or trustees of trust accounts                        o    The request must include the signatures of all
                                                                 trustees authorized to sign, including title.

                                                            o    If the names of the trustees are not registered
                                                                 on the

                                                                 account, please provide a copy of the trust
                                                                 document certified within the past 60 days.

                                                            o    Signature guarantee, if applicable (see above).

Joint tenancy whose co-tenants are deceased                 o    The request must include the signatures of all
                                                                 surviving tenants of the account.

                                                            o    Copy of the death certificate.

                                                            o    Signature guarantee if proceeds check is issued
                                                                 to other than the surviving tenants.

Power of Attorney (POA)                                     o    The request must include the signatures of the
                                                                 attorney-in-fact, indicating such title.

                                                            o    A signature guarantee.

                                                            o    Certified copy of the POA document stating it is
                                                                 still in full force and effect, specifying the exact
                                                                 Fund and account number, and certified within 30
                                                                 days of receipt of instructions.*

Executors of estates, administrators, guardians,            o    The request must include the signatures of all
conservators                                                     those authorized to sign, including capacity.

                                                            o    A signature guarantee.

                                                            o    Certified copy of court document where signer
                                                                 derives authority, e.g., Letters of Administration,
                                                                 Conservatorship and Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Each Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:


Restriction                                                 Situation
The Fund may suspend the right of redemption or postpone    o    When the New York Stock Exchange (the
payment for more than 7 days:                                    "Exchange") is closed (other than a weekend/holiday)

                                                            o    During an emergency

                                                            o    Any other period permitted by the SEC

The Fund reserves the right to suspend account services     o    With a notice of a dispute between registered
or refuse transaction requests:                                  owners

                                                            o    With suspicion/evidence of a fraudulent act

The Fund may pay the redemption price in whole or in part   o    When it is detrimental for a Fund to make cash
by a distribution in kind of readily marketable                  payments as determined in the sole discretion of the
securities in lieu of cash or may take up to 7 days to           adviser or subadviser
pay a redemption request in order to raise capital:
The Fund may withhold redemption proceeds until the check   o    When redemptions are made within 10 calendar days
or funds have cleared:                                           of purchase by check or ACH of the shares being
                                                                 redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

It is recommended that certificates be sent by registered mail.

Small Account Redemption

When your Fund account falls below a set minimum (currently $1,000) as set by the Board of Trustees from time to time, the Fund may close your account and send you the proceeds or may charge a fee. You will have 30 days after being notified of the Fund's intention to close your account or charge a fee to increase its amount to the set minimum. This does not apply to certain qualified retirement plans or accounts that have fallen below the minimum solely because of fluctuations in the Fund's net asset value per share.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value =  Total market value of securities + Cash and other assets -
                                           Liabilities
                   ----------------------------------------------------------
                                   Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into a contractual agreement pursuant to which it may accept orders after 5:00 p.m., but not later than 8:00 p.m.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

Equity securities -- most recent sales or quoted bid price or as provided by a pricing service if a sales or quoted bid price is unavailable.

Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

Securities traded on foreign exchanges -- most recent sale/bid price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to procedures approved by the Board of Trustees at the time the Fund determines its net asset value.

Options -- last sale price, or if not available, last offering price.

Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Dividend Payment Schedule

Annually                            Quarterly

Capital Growth                      Balanced

Targeted Equity                     AEW Real Estate

Mid Cap Growth

Select

Small Cap Growth

International Equity

Large Cap Growth

Relative Value

Growth and Income

Large Cap Value

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

o    Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that the Fund held one year or less, or investment income are generally taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction. Distributions of gains from investments that the Fund owned for more than one year that are designated by the Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at the time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. AEW Real Estate Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including the AEW Real Estate, Growth and Mid Cap Growth Funds) would be reduced by any corporate taxes payable by the REIT.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares).

Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services

Additional Investor Services

Retirement Plans

CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Electronic Mail Delivery

This delivery option allows you to receive important Fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include confirmation statements, quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive; speed up the availability of your documents; and lower expenses to your Fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

[GRAPHIC] Fund Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                   Income (loss) from investment operations:                   Less distributions:
                                   -----------------------------------------   ----------------------------------------------------

                        Net asset
                          value,      Net        Net realized                   Dividends    Distributions
                        beginning  investment   and unrealized    Total from    from net       from net
                           of        income     gain (loss) on    investment    investment     realized     Return of      Total
                        the period  (loss)(d)    investments      operations     income      capital gains   capital   distributions
                        ---------- ----------   --------------    ----------    ----------   -------------  ---------  -------------
LARGE CAP GROWTH FUND*
    Class A
   12/31/2001(f)         $12.39      $(0.02)         $ 1.47          $ 1.45       $   --         $   --       $   --      $   --
    9/30/2001             21.67       (0.05)          (7.87)          (7.92)          --          (1.36)          --       (1.36)
    9/30/2000             15.41       (0.13)           6.39            6.26           --             --           --          --
    9/30/1999             10.32       (0.08)           5.17(k)         5.09         0.00(e)          --           --        0.00(e)
    9/30/1998(g)          10.00        0.00(e)         0.32            0.32           --             --           --          --

    Class B
   12/31/2001(f)          12.22       (0.04)           1.44            1.40           --             --           --          --
    9/30/2001             21.53       (0.17)          (7.78)          (7.95)          --          (1.36)          --       (1.36)
    9/30/2000(h)          16.21       (0.26)           5.58            5.32           --             --           --          --

    Class C
   12/31/2001(f)          12.22       (0.04)           1.44            1.40           --             --           --          --
    9/30/2001             21.54       (0.17)          (7.79)          (7.96)          --          (1.36)          --       (1.36)
    9/30/2000(h)          16.21       (0.26)           5.59            5.33           --             --           --          --

CAPITAL GROWTH FUND
    Class A
   12/31/2001            $15.04      $(0.13)         $(2.95)         $(3.08)      $   --         $(0.03)      $   --      $(0.03)
   12/31/2000             22.86       (0.18)          (4.14)          (4.32)          --          (3.50)          --       (3.50)
   12/31/1999             20.67       (0.13)           5.05            4.92           --          (2.73)          --       (2.73)
   12/31/1998             19.95       (0.13)           5.18            5.05           --          (4.33)          --       (4.33)
   12/31/1997             19.27       (0.18)           3.43            3.25           --          (2.57)          --       (2.57)

    Class B
   12/31/2001             13.47       (0.20)          (2.63)          (2.83)          --          (0.03)          --       (0.03)
   12/31/2000             21.06       (0.32)          (3.77)          (4.09)          --          (3.50)          --       (3.50)
   12/31/1999             19.37       (0.27)           4.69            4.42           --          (2.73)          --       (2.73)
   12/31/1998             19.10       (0.27)           4.87            4.60           --          (4.33)          --       (4.33)
   12/31/1997             18.74       (0.32)           3.25            2.93           --          (2.57)          --       (2.57)

    Class C
   12/31/2001             13.47       (0.20)          (2.64)          (2.84)          --          (0.03)          --       (0.03)
   12/31/2000             21.06       (0.32)          (3.77)          (4.09)          --          (3.50)          --       (3.50)
   12/31/1999             19.37       (0.27)           4.69            4.42           --          (2.73)          --       (2.73)
   12/31/1998             19.11       (0.27)           4.86            4.59           --          (4.33)          --       (4.33)
   12/31/1997             18.74       (0.34)           3.28            2.94           --          (2.57)          --       (2.57)

* The financial information for the periods through November 16, 2001 reflects the financial information for Kobrick Growth Fund's Class A shares, Class B shares and Class C shares which were reorganized into Class A shares, Class B shares and Class C shares of Large Cap Growth Fund, respectively, as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and had a September 30 fiscal year end.

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)  Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e)  Amount rounds to less than $0.01 per share.

                                                     Ratios to average net assets:
                                              ------------------------------------------

  Net asset                   Net assets,                    Expenses
   value,          Total        end of                    after expense   Net investment   Portfolio
   end of         return      the period      Expenses       reductions     income (loss)   turnover
 the period       (%) (a)       (000)         (%) (b)       (%) (b) (c)       (%) (b)      rate (%)
-----------      ---------    ----------     ----------    -------------   --------------  -----------
$     13.84         11.7(i)    $  27,873         1.40(j)       1.36(j)         (0.56)            27
      12.39        (38.5)(i)      27,668         1.40(j)       1.19(j)         (0.27)           724
      21.67         40.6(i)      103,087         1.40(j)       1.29(j)         (0.62)           826
      15.41         49.4(i)       46,827         1.40(j)       1.40(j)         (0.55)           632
      10.32          3.2(i)        1,054         1.40(j)       1.40(j)          0.32             11

      13.62         11.5(i)       24,087         2.15(j)       2.11(j)         (1.31)            27
      12.22        (38.9)(i)      22,811         2.15(j)       1.98(j)         (1.04)           724
      21.53         32.8(i)       35,680         2.15(j)       1.99(j)         (1.30)           826

      13.62         11.5(i)        3,007         2.15(j)       2.11(j)         (1.33)            27
      12.22        (38.9)(i)       3,419         2.15(j)       1.98(j)         (1.04)           724
      21.54         32.9(i)        6,546         2.15(j)       2.01(j)         (1.32)           826

$     11.93        (20.5)      $  98,412         1.62          1.58            (0.99)            90
      15.04        (19.5)        143,425         1.40          1.37            (0.80)           118
      22.86         24.7         200,821         1.39          1.39            (0.61)           124
      20.67         29.0         175,511         1.46          1.46            (0.62)           136
      19.95         17.2         149,734         1.45          1.45            (0.87)            48

      10.61        (21.0)         35,409         2.37          2.33            (1.74)            90
      13.47        (20.1)         56,884         2.15          2.12            (1.55)           118
      21.06         23.8          74,774         2.14          2.14            (1.36)           124
      19.37         28.2          57,796         2.21          2.21            (1.37)           136
      19.10         15.9          45,546         2.20          2.20            (1.62)            48

      10.60        (21.1)          1,745         2.37          2.33            (1.74)            90
      13.47        (20.1)          2,487         2.15          2.12            (1.55)           118
      21.06         23.8           3,110         2.14          2.14            (1.36)           124
      19.37         28.1           1,609         2.21          2.21            (1.37)           136
      19.11         15.9             979         2.20          2.20            (1.62)            48

(f)  For the three months ended December 31, 2001.

(g)  For the period September 1, 1998 (inception) through September 30, 1998.

(h)  For the period October 29, 1999 (inception) through September 30, 2000.

(i) Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(j) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(k) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[GRAPHIC] Fund Performance

For a share outstanding throughout each period.

                                   Income (loss) from investment operations:                    Less distributions:
                                   -----------------------------------------    ----------------------------------------------------

                        Net asset
                          value,      Net        Net realized                   Dividends   Distributions
                        beginning  investment   and unrealized   Total from      from net      from net
                           of        income     gain (loss)on    investment     investment     realized     Return of     Total
                        the period   (loss)       investments     operations      income     capital gains   capital   distributions
                        ---------- ----------   --------------   -----------    ----------   -------------  ---------  -------------
TARGETED EQUITY FUND
   Class A
  12/31/2001             $ 9.36      $(0.03)(d)      $(1.49)         $(1.52)      $(0.03)        $   --       $   --      $(0.03)
  12/31/2000              11.00        0.09(d)        (0.60)          (0.51)       (0.06)         (1.07)          --       (1.13)
  12/31/1999              11.36        0.02            1.57            1.59           --          (1.95)          --       (1.95)
  12/31/1998              10.41        0.08(d)         3.00            3.08        (0.10)         (1.67)       (0.36)      (2.13)
  12/31/1997              11.63        0.01            2.79            2.80           --          (4.02)          --       (4.02)

   Class B
  12/31/2001               9.02       (0.09)(d)       (1.43)          (1.52)       (0.03)            --           --       (0.03)
  12/31/2000              10.67        0.01(d)        (0.58)          (0.57)       (0.01)         (1.07)          --       (1.08)
  12/31/1999              11.15       (0.05)           1.52            1.47           --          (1.95)          --       (1.95)
  12/31/1998              10.32        0.00(d)(e)      2.95            2.95        (0.06)         (1.67)       (0.39)      (2.12)
  12/31/1997(f)           12.47       (0.07)           1.94            1.87           --          (4.02)          --       (4.02)

   Class C
  12/31/2001               9.02       (0.09)(d)       (1.43)          (1.52)       (0.03)            --           --       (0.03)
  12/31/2000              10.67        0.01(d)        (0.58)          (0.57)       (0.01)         (1.07)          --       (1.08)
  12/31/1999              11.15       (0.05)           1.52            1.47           --          (1.95)          --       (1.95)
  12/31/1998(g)           11.18        0.00(d)(e)      2.09            2.09        (0.06)         (1.67)       (0.39)      (2.12)

GROWTH AND INCOME FUND
   Class A
  12/31/2001             $13.79      $(0.01)(d)      $(2.00)         $(2.01)      $   --         $   --       $   --      $   --
  12/31/2000              15.33        0.01(d)        (1.09)          (1.08)          --          (0.46)          --       (0.46)
  12/31/1999              16.57        0.08            1.40            1.48        (0.06)         (2.66)          --       (2.72)
  12/31/1998              15.35        0.04            3.29            3.33        (0.01)         (2.10)          --       (2.11)
  12/31/1997              13.87        0.07(d)         4.40            4.47        (0.06)         (2.93)          --       (2.99)

   Class B
  12/31/2001              13.40       (0.10)(d)       (1.93)          (2.03)          --             --           --          --
  12/31/2000              15.03       (0.10)(d)       (1.07)          (1.17)          --          (0.46)          --       (0.46)
  12/31/1999              16.37       (0.04)           1.36            1.32           --          (2.66)          --       (2.66)
  12/31/1998              15.28       (0.05)           3.24            3.19           --          (2.10)          --       (2.10)
  12/31/1997              13.87       (0.05)(d)        4.40            4.35        (0.01)         (2.93)          --       (2.94)

   Class C
  12/31/2001              13.38       (0.10)(d)       (1.92)          (2.02)          --             --           --          --
  12/31/2000              15.01       (0.10)(d)       (1.07)          (1.17)          --          (0.46)          --       (0.46)
  12/31/1999              16.35       (0.04)           1.36            1.32           --          (2.66)          --       (2.66)
  12/31/1998              15.28       (0.04)           3.21            3.17           --          (2.10)          --       (2.10)
  12/31/1997              13.85       (0.05)(d)        4.42            4.37        (0.01)         (2.93)          --       (2.94)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)  Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e)  Amount rounds to less than $0.01 per share.

(f)  For the period February 28, 1997 (inception) through December 31, 1997.

(g)  For the period September 1, 1998 (inception) through December 31, 1998.

                                                    Ratios to average net assets:
                                             -----------------------------------------

  Net asset                   Net assets,                  Expenses
   value,          Total        end of                  after expense   Net investment   Portfolio
   end of         return      the period      Expenses     reductions     income (loss)   turnover
 the period       (%) (a)       (000)         (%) (b)     (%) (b) (c)       (%) (b)      rate (%)
-----------      ---------    ----------     ----------  -------------   --------------  -----------
$      7.81        (16.2)     $1,012,161         1.38          1.35           (0.39)        243
       9.36         (4.6)      1,413,685         1.18          1.16            0.83         266
      11.00         15.2       1,871,138         1.12          1.12            0.23         206
      11.36         33.4       1,825,107         1.12          1.12            0.74         202
      10.41         23.5       1,459,747         1.12          1.12            0.08         214

       7.47        (16.8)         78,744         2.13          2.10           (1.14)        243
       9.02         (5.2)        107,594         1.93          1.91            0.08         266
      10.67         14.4         135,786         1.87          1.87           (0.52)        206
      11.15         32.4          75,444         1.87          1.87           (0.01)        202
      10.32         14.4          17,757         1.87          1.87           (0.67)        214

       7.47        (16.8)          4,162         2.13          2.10           (1.14)        243
       9.02         (5.2)          5,830         1.93          1.91            0.08         266
      10.67         14.4           8,754         1.87          1.87           (0.52)        206
      11.15         22.2           2,030         1.87          1.87           (0.01)        202

$     11.78        (14.6)       $211,138         1.46          1.41           (0.05)        154
      13.79         (7.3)        290,714         1.31          1.28            0.04         139
      15.33          9.5         375,676         1.21          1.21            0.48         133
      16.57         23.9         304,139         1.23          1.23            0.33         114
      15.35         33.4         220,912         1.25          1.25            0.46         103

      11.37        (15.1)        120,361         2.21          2.16           (0.80)        154
      13.40         (8.1)        165,767         2.06          2.03           (0.71)        139
      15.03          8.6         216,457         1.96          1.96           (0.27)        133
      16.37         23.1         153,369         1.98          1.98           (0.42)        114
      15.28         32.4          81,066         2.00          2.00           (0.29)        103

      11.36        (15.1)         10,553         2.21          2.16           (0.80)        154
      13.38         (8.1)         19,373         2.06          2.03           (0.71)        139
      15.01          8.6          26,983         1.96          1.96           (0.27)        133
      16.35         22.9          18,288         1.98          1.98           (0.42)        114
      15.28         32.6           6,735         2.00          2.00           (0.29)        103

[GRAPHIC] Fund Performance

For a share outstanding throughout each period.

                                   Income (loss) from investment operations:                    Less distributions:
                                   -----------------------------------------    ----------------------------------------------------

                        Net asset
                          value,      Net        Net realized                   Dividends   Distributions
                        beginning  investment   and unrealized    Total from     from net      from net
                           of        income     gain (loss) on    investment    investment     realized     Return of      Total
                        the period   (loss)       investments     operations      income     capital gains   capital   distributions
                        ---------- ----------   --------------    ----------    ----------   -------------  ---------  -------------
BALANCED FUND
    Class A
  12/31/2001(j)          $10.70      $ 0.15(d)       $(1.12)         $(0.97)      $(0.16)        $   --       $   --      $(0.16)
  12/31/2000              11.69        0.23           (0.98)          (0.75)       (0.24)          0.00(e)        --       (0.24)
  12/31/1999              13.52        0.32           (0.82)          (0.50)       (0.32)         (1.01)          --       (1.33)
  12/31/1998              14.25        0.33            0.74            1.07        (0.32)         (1.48)          --       (1.80)
  12/31/1997              13.94        0.33            2.05            2.38        (0.33)         (1.74)          --       (2.07)

    Class B
  12/31/2001(j)           10.68        0.07(d)        (1.11)          (1.04)       (0.05)            --           --       (0.05)
  12/31/2000              11.58        0.16           (0.99)          (0.83)       (0.07)          0.00(e)        --       (0.07)
  12/31/1999              13.40        0.21           (0.80)          (0.59)       (0.22)         (1.01)          --       (1.23)
  12/31/1998              14.15        0.21            0.74            0.95        (0.22)         (1.48)          --       (1.70)
  12/31/1997              13.86        0.23            2.03            2.26        (0.23)         (1.74)          --       (1.97)

    Class C
  12/31/2001(j)           10.63        0.07(d)        (1.11)          (1.04)       (0.05)            --           --       (0.05)
  12/31/2000              11.53        0.16           (0.99)          (0.83)       (0.07)          0.00(e)        --       (0.07)
  12/31/1999              13.35        0.21           (0.80)          (0.59)       (0.22)         (1.01)          --       (1.23)
  12/31/1998              14.10        0.21            0.74            0.95        (0.22)         (1.48)          --       (1.70)
  12/31/1997              13.82        0.23            2.02            2.25        (0.23)         (1.74)          --       (1.97)

JURIKA & VOYLES
RELATIVE VALUE FUND
    Class A
  12/31/2001(f)          $14.29      $   --          $ 0.50          $ 0.50       $   --         $(1.81)      $   --      $(1.81)

    Class B
  12/31/2001(f)           14.29          --            0.50            0.50           --          (1.81)          --       (1.81)

    Class C
  12/31/2001(f)           14.29          --            0.50            0.50           --          (1.81)          --       (1.81)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations. Periods less than one year are not annualized.

(b)  Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e)  Amount rounds to less than $0.01 per share.

(f)  For the period November 30, 2001 (inception) through December 31, 2001.

(g) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

                                                    Ratios to average net assets:
                                             ------------------------------------------

  Net asset                   Net assets,                  Expenses
   value,          Total        end of                   after expense   Net investment   Portfolio
   end of         return      the period      Expenses     reductions    income (loss)    turnover
 the period       (%) (a)       (000)         (%) (b)      (%) (b) (c)       (%) (b)      rate (%)
-----------       ---------   ----------     ----------  -------------   --------------  -----------
$      9.57         (9.1)      $  74,802         1.75          1.73            1.48         190
      10.70         (6.4)        100,993         1.56          1.52            2.08         133
      11.69         (3.8)        167,943         1.33          1.33            2.30          61
      13.52          8.2         222,866         1.30          1.30            2.25          81
      14.25         17.5         233,421         1.29          1.29            2.25          69

       9.59         (9.7)         28,562         2.50          2.47            0.73         190
      10.68         (7.2)         39,548         2.31          2.27            1.33         133
      11.58         (4.4)         65,492         2.08          2.08            1.55          61
      13.40          7.3          84,255         2.05          2.05            1.50          81
      14.15         16.7          76,558         2.04          2.04            1.50          69

       9.54         (9.8)          1,392         2.50          2.47            0.73         190
      10.63         (7.2)          2,022         2.31          2.27            1.33         133
      11.53         (4.5)          4,454         2.08          2.08            1.55          61
      13.35          7.3           5,480         2.05          2.05            1.50          81
      14.10         16.6           4,596         2.04          2.04            1.50          69

$     12.98          3.9(h)   $    1,277         1.50(g)       1.50(g)        (0.20)         21

      12.98          3.9(h)           --(i)      2.25(g)       2.25(g)           --          21

      12.98          3.9(h)           --(i)      2.25(g)       2.25(g)           --          21

(h) Had certain expenses not been reduced during the period total return would have been lower.

(i)  Amount is less than $500.

(j) As required, effective January 1, 2001, the Balanced Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01 and increase net realized and unrealized gains and losses per share by $0.01 for Class A, Class B and Class C. The effect of this change also was to decrease the ratio of net investment income to average net assets from 1.56% to 1.48% for Class A, from 0.81% to 0.73% for Class B and from 0.81% to 0.73% for Class C. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[GRAPHIC] Fund Performance

For a share outstanding throughout each period.

                                   Income (loss) from investment operations:                   Less distributions:
                                   -----------------------------------------   ----------------------------------------------------

                        Net asset
                          value,      Net        Net realized                   Dividends   Distributions
                        beginning  investment   and unrealized   Total from      from net      from net
                           of        income     gain (loss)on    investment     investment     realized     Return of     Total
                        the period   (loss)       investments     operations      income     capital gains   capital   distributions
                        ---------- ----------   --------------   -----------    ----------   -------------  ---------  -------------
LARGE CAP VALUE FUND
    Class A
  12/31/2001             $18.49      $ 0.09(d)       $(0.74)         $(0.65)      $(0.03)        $   --       $   --      $(0.03)
  12/31/2000              17.16        0.16(d)         1.37            1.53        (0.20)            --           --       (0.20)
  12/31/1999              17.62        0.17           (0.51)          (0.34)       (0.12)          0.00(e)        --       (0.12)
  12/31/1998              17.59        0.26(d)         0.20(f)         0.46        (0.26)         (0.17)          --       (0.43)
  12/31/1997              15.15        0.25            3.15            3.40        (0.26)         (0.70)          --       (0.96)

    Class B
  12/31/2001              18.46       (0.05)(d)       (0.73)          (0.78)       (0.01)            --           --       (0.01)
  12/31/2000              17.10        0.04(d)         1.35            1.39        (0.03)            --           --       (0.03)
  12/31/1999              17.62        0.03           (0.50)          (0.47)       (0.05)          0.00(e)        --       (0.05)
  12/31/1998              17.59        0.13(d)         0.20(f)         0.33        (0.13)         (0.17)          --       (0.30)
  12/31/1997(i)           17.06        0.03            0.60            0.63        (0.04)         (0.06)          --       (0.10)

    Class C
  12/31/2001              18.48       (0.05)(d)       (0.74)          (0.79)       (0.01)            --           --       (0.01)
  12/31/2000              17.11        0.04(d)         1.36            1.40        (0.03)            --           --       (0.03)
  12/31/1999              17.63        0.03           (0.50)          (0.47)       (0.05)          0.00(e)        --       (0.05)
  12/31/1998              17.59        0.13(d)         0.21(f)         0.34        (0.13)         (0.17)          --       (0.30)
  12/31/1997(i)           17.06        0.03            0.60            0.63        (0.04)         (0.06)          --       (0.10)

MID CAP GROWTH FUND
    Class A
  12/31/2001(j)          $10.00      $(0.09)(d)      $(1.76)         $(1.85)      $   --         $   --       $   --      $   --

    Class B
  12/31/2001(j)           10.00       (0.14)(d)       (1.75)          (1.89)          --             --           --          --

    Class C
  12/31/2001(j)           10.00       (0.14)(d)       (1.75)          (1.89)          --             --           --          --

SELECT FUND
    Class A
  12/31/2001(j)          $10.00      $(0.01)(d)      $ 0.97          $ 0.96       $   --         $   --       $   --      $   --

    Class B
  12/31/2001(j)           10.00       (0.07)(d)        0.97            0.90           --             --           --          --

    Class C
  12/31/2001(j)           10.00       (0.07)(d)        0.97            0.90           --             --           --          --

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations. Periods less than one year are not annualized.

(b)  Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e)  Amounts rounds to less than $0.01 per share.

(f) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) for the period ended December 31, 1998, due to the timing of ourchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(g) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(h) Had certain expenses not been reduced during the period, total returns would have been lower.

(i)  For the period September 15, 1997 (inception) through December 31, 1997.

(j)  For the period March 15, 2001 (inception) through December 31, 2001.


                                                   Ratios to average net assets:
                                             ------------------------------------------

 Net asset                    Net assets,                  Expenses
  value,           Total        end of                   after expense   Net investment  Portfolio
  end of           return     the period      Expenses     reductions     income (loss)   turnover
the period        (%)(a)(h)      (000)       (%)(b)(g)   (%)(b)(c)(g)       (%) (g)      rate (%)
-----------       ---------   ----------     ----------  -------------   --------------  -----------
$     17.81         (3.5)      $ 10,185          1.50         1.46             0.49          31
      18.49          9.0          8,510          1.50         1.47             0.96          31
      17.16         (1.9)        11,291          1.50         1.50             0.94          93
      17.62          2.7         17,839          1.50         1.50             1.48          61
      17.59         22.6         14,681          1.50         1.50             1.76          33

      17.67         (4.2)         9,911          2.25         2.21            (0.26)         31
      18.46          8.2          7,839          2.25         2.22             0.21          31
      17.10         (2.7)         9,643          2.25         2.25             0.19          93
      17.62          2.0         16,623          2.25         2.25             0.73          61
      17.59          3.7          9,375          2.25         2.25             1.01          33

      17.68         (4.3)           783          2.25         2.21            (0.25)         31
      18.48          8.2            799          2.25         2.22             0.21          31
      17.11         (2.7)         1,336          2.25         2.25             0.19          93
      17.63          2.0          2,101          2.25         2.25             0.73          61
      17.59          3.7          1,596          2.25         2.25             1.01          33

$      8.15        (18.5)     $   5,198          1.70         1.67            (1.36)        191

       8.11        (18.9)         4,223          2.45         2.42            (2.16)        191

       8.11        (18.9)           933          2.45         2.42            (2.14)        191

$     10.96          9.6      $  45,987          1.70         1.63            (0.08)         10

      10.90          9.0         62,671          2.45         2.39            (0.83)         10

      10.90          9.0         34,406          2.45         2.39            (0.86)         10

[GRAPHIC] Fund Performance

For a share outstanding throughout each period.

                                    Income (loss) from investment operations:                   Less distributions:
                                    -----------------------------------------   ----------------------------------------------------

                        Net asset
                          value,       Net        Net realized                   Dividends   Distributions
                        beginning   investment   and unrealized   Total from      from net      from net
                           of         income     gain (loss)on    investment     investment     realized    Return of     Total
                        the period  (loss)(d)     investments     operations       income     capital gains  capital   distributions
                        ----------  ----------   --------------   -----------    ----------   ------------- ---------  -------------
AEW REAL ESTATE FUND
    Class A
   1/31/2002             $10.49       $ 0.55          $ 0.82          $ 1.37       $(0.38)        $(0.11)      $   --      $(0.49)
   1/31/2001(h)           10.58         0.02           (0.11)(f)       (0.09)          --             --           --          --

    Class B
   1/31/2002              10.49         0.50            0.78            1.28        (0.27)         (0.11)          --       (0.38)
   1/31/2001(h)           10.58         0.02           (0.11)(f)       (0.09)          --             --           --          --

    Class C
   1/31/2002              10.49         0.50            0.79            1.29        (0.27)         (0.11)          --       (0.38)
   1/31/2001(h)           10.58         0.02           (0.11)(f)       (0.09)          --             --           --          --

JURIKA & VOYLES
SMALL CAP GROWTH FUND
    Class A
  12/31/2001(i)          $12.56       $(0.01)         $ 0.49          $ 0.48       $   --         $   --       $   --         $--

    Class B
  12/31/2001(i)           12.56        (0.02)           0.49            0.47           --             --           --          --

    Class C
  12/31/2001(i)           12.56        (0.02)           0.50            0.48           --             --           --          --

INTERNATIONAL EQUITY FUND
    Class A
  12/31/2001             $16.62       $(0.10)         $(3.80)         $(3.90)      $   --         $   --       $   --      $   --
  12/31/2000              25.39        (0.22)          (6.90)          (7.12)       (0.17)         (1.48)          --       (1.65)
  12/31/1999              14.26        (0.03)          12.31           12.28        (0.02)         (1.13)          --       (1.15)
  12/31/1998              14.06         0.15            0.77            0.92        (0.44)         (0.28)          --       (0.72)
  12/31/1997              16.31         0.09           (1.25)          (1.16)          --          (1.09)          --       (1.09)

    Class B
  12/31/2001              15.99        (0.20)          (3.65)          (3.85)          --             --           --          --
  12/31/2000              24.71        (0.37)          (6.70)          (7.07)       (0.17)         (1.48)          --       (1.65)
  12/31/1999              13.98        (0.15)          12.01           11.86           --          (1.13)          --       (1.13)
  12/31/1998              13.71         0.04            0.75            0.79        (0.24)         (0.28)          --       (0.52)
  12/31/1997              16.00        (0.03)          (1.17)          (1.20)          --          (1.09)          --       (1.09)

    Class C
  12/31/2001              16.05        (0.20)          (3.67)          (3.87)          --             --           --          --
  12/31/2000              24.78        (0.34)          (6.74)          (7.08)       (0.17)         (1.48)          --       (1.65)
  12/31/1999              14.02        (0.15)          12.04           11.89           --          (1.13)          --       (1.13)
  12/31/1998              13.74         0.05            0.75            0.80        (0.24)         (0.28)          --       (0.52)
  12/31/1997              16.03        (0.03)          (1.17)          (1.20)          --          (1.09)          --       (1.09)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in in total return calculations.

(b) Had certain expenses not been reduced during the period, total returns would have been lower.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(f) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.

(g)  Computed on an annualized basis for periods less than one year.


                                                     Ratios to average net assets:
                                              ------------------------------------------

 Net asset                    Net assets,                   Expenses
  value,           Total        end of                    after expense   Net investment  Portfolio
  end of           return     the period       Expenses     reductions     income (loss)   turnover
the period         (%) (a)       (000)          (%) (g)    (%) (c) (g)       (%) (g)      rate (%)
-----------       ---------   ----------      ----------  -------------   --------------  -----------
$     11.37         13.2(b)    $  5,522         1.50(e)     1.50(e)          4.92            36
      10.49         (0.9)(b)        820         1.50(e)     1.50(e)          2.30            12

      11.39         12.3(b)       3,718         2.25(e)     2.25(e)          4.43            36
      10.49         (0.9)(b)         87         2.25(e)     2.25(e)          2.14            12

      11.40         12.4(b)       1,061         2.25(e)     2.25(e)          4.52            36
      10.49         (0.9)(b)         44         2.25(e)     2.25(e)          1.79            12

$     13.04          3.8(b)   $   6,902         1.75(e)     1.75(e)         (1.31)           96

      13.03          3.7(b)       7,368         2.50(e)     2.50(e)         (2.06)           96

      13.04          3.8(b)         722         2.50(e)     2.50(e)         (2.06)           96

$     12.72        (23.5)     $  33,773         2.14        2.14            (0.74)          172
      16.62        (28.6)        54,826         1.96        1.96            (1.01)          212
      25.39         87.6(b)      67,197         2.00(e)     2.00(e)         (0.15)          229
      14.26          6.7(b)      47,444         1.91(e)     1.91(e)          1.04           105
      14.06         (7.6)(b)     57,845         1.75(e)     1.75(e)          0.62           154

      12.14        (24.1)        17,549         2.89        2.89            (1.48)          172
      15.99        (29.2)        29,013         2.71        2.71            (1.76)          212
      24.71         86.3(b)      29,045         2.75(e)     2.75(e)         (0.90)          229
      13.98          5.8(b)      19,797         2.66(e)     2.66(e)          0.29           105
      13.71         (8.0)(b)     25,216         2.50(e)     2.50(e)         (0.13)          154

      12.18        (24.1)         2,183         2.89        2.89            (1.50)          172
      16.05        (29.1)         5,656         2.71        2.71            (1.76)          212
      24.78         86.2(b)       1,267         2.75(e)     2.75(e)         (0.90)          229
      14.02          5.9(b)         860         2.66(e)     2.66(e)          0.29           105
      13.74         (8.0)(b)        843         2.50(e)     2.50(e)         (0.13)          154

(h)  For the period December 29, 2000 (inception) through January 31, 2001.

(i)  For the period November 30, 2001 (inception) through December 31, 2001.

Glossary of Terms

American Depository Receipts (ADRs) - instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities.

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Debt-to-Total Capital Ratio -- Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company's reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

European Depository Receipts (EDRs) -- instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities.

FFO Multiple - The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Global Depository Receipts (GDRs) -- instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all earnings are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                     If you would like more information about the Funds, the following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies , has been filed with the SEC and is incorporated into this Prospectus by reference.

                  To order a free copy of the Funds' annual or
                     semiannual report or their SAI, contact
                      your financial representative, or the
                                    Funds at:

       CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street,
                                Boston, MA 02116
                             Telephone: 800-225-5478
                         Internet: www.cdcnvestfunds.com

          Important Notice Regarding Delivery of Shareholder Documents:

    In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses,

      annual or semiannual reports and proxy statements to your household.

       If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling

800-225-5478.  If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future,

              please call us at the telephone number listed above

      and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C.

Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:

     publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                          Washington, D.C. 20549-0102.

  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.

    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

                   (Investment Company Act File No. 811-4323)

                    (Investment Company Act File No. 811-242)

                   (Investment Company Act File No. 811-7345)

                   (Investment Company Act File No. 811-09945)

            The following information is not part of the prospectus:
                    Notice of Privacy Policies and Practices
  CDC Nvest (1) is dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.
                          Types of Information Gathered
   CDC Nvest collects personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic)
 with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer. Information Shared It is the position of CDC Nvest that the information we collect, as described above, may be shared with its corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers'
  needs. CDC Nvest does not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. However, we may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements.
                             Policies and Practices
     Only those CDC Nvest employees that have a business need for personally identifiable data about our customers are given access to that information. CDC Nvest maintains physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information.
  (1) For purposes of this notice CDC Nvest includes CDC Nvest Funds, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management Services, Inc.,
     and their advisory affiliates which include CDC IXIS Asset Management
                   Advisers, L.P. and all of their successors.
  (2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds Family and individuals who provide nonpublic personal information,
                         but do not invest in the Funds.

                                    XS51-0502

CDC Nvest logo

CDC Nvest Equity Funds - Class Y Shares

Prospectus
May 1, 2002

>    CDC Nvest Large Cap Growth Fund
        Vaughan, Nelson, Scarborough & McCullough, L.P.
>    CDC Nvest Targeted Equity Fund
        Capital Growth Management Limited Partnership
>    CDC Nvest Growth and Income Fund
        Westpeak Global Advisors, L.P.
>    CDC Nvest Balanced Fund
        Loomis, Sayles & Company, L.P.
        Jurika & Voyles, L.P.

>    CDC Nvest Jurika & Voyles Relative Value Fund
        Jurika & Voyles, L.P.
>    CDC Nvest AEW Real Estate Fund
        AEW Management and Advisors, L.P.
>    CDC Nvest Jurika & Voyles Small Cap Growth Fund
        Jurika & Voyles, L.P.
>    CDC Nvest International Equity Fund
        Loomis, Sayles & Company, L.P.

       The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

              For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                                 CDC Nvest Funds
                399 Boylston Street, Boston, Massachusetts 02116
                                  800-225-5478
                              www.cdcnvestfunds.com

                                  What's Inside

                            Goals, Strategies & Risks
                                     Page X

                              Fund Fees & Expenses
                                     Page X

                                 Management Team
                                     Page X

                                  Fund Services
                                     Page X

                                Fund Performance
                                     Page X

Table of Contents

GOALS, STRATEGIES & RISKS

CDC NVEST LARGE CAP GROWTH FUND
CDC NVEST TARGETED EQUITY FUND
CDC NVEST GROWTH AND INCOME FUND
CDC NVEST BALANCED FUND
CDC NVEST JURIKA & VOYLES RELATIVE VALUE FUND
CDC NVEST AEW REAL ESTATE FUND
CDC NVEST JURIKA & VOYLES SMALL CAP GROWTH FUND
CDC NVEST INTERNATIONAL EQUITY FUND

FUND FEES & EXPENSES

FUND FEES & EXPENSES

MORE ABOUT RISK

MORE ABOUT RISK

MANAGEMENT TEAM

MEET THE FUNDS' INVESTMENT ADVISERS AND SUBADVISERS
MEET THE FUNDS' PORTFOLIO MANAGERS

FUND SERVICES

IT'S EASY TO OPEN AN ACCOUNT
BUYING SHARES
SELLING SHARES
SELLING SHARES IN WRITING
EXCHANGING SHARES
RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES
HOW FUND SHARES ARE PRICED
DIVIDENDS AND DISTRIBUTIONS
TAX CONSEQUENCES
COMPENSATION TO SECURITIES DEALERS

FUND PERFORMANCE

FUND PERFORMANCE

GLOSSARY OF TERMS

GLOSSARY OF TERMS

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks

 CDC Nvest Large Cap Growth Fund

Adviser:      CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:   Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson")
Managers:     Brian A. Grove, Christopher T. McMillin and William R. Berger
Category:     Large-Cap Equity


        Ticker Symbol:                                                   Class Y
                                                                         NRLYX

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities of companies with large market capitalizations that the subadviser believes have better than average long-term growth potential.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market circumstances, the Fund will invest at least 80% of its net assets in investments in companies that have market capitalization within the capitalization range of the Russell 1000 Growth Index, a nationally recognized index of value oriented companies. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Vaughan Nelson uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

     [X]  Quality management

     [X]  Strong financials

     [X]  Competitive products

     [X]  Positive economic outlooks

In selecting investments for the Fund's portfolio, Vaughan Nelson employs the following strategy:

o It starts from a universe of more than 5,000 companies, screening out companies with less than $1 billion in market capitalization.

o Next, Vaughan Nelson screens for strong earnings and revenue growth over rolling 5-year periods.

o Choosing 100-150 target companies, Vaughan Nelson then applies growth rate analysis and industry catalyst research to find 40-50 strong stocks for the portfolio.

o Vaughan Nelson targets stocks for sale due to underperformance in earnings relative to targets, unfavorable changes in the company or its industry or when price targets are achieved.

The Fund may also:

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

o Invest in foreign securities including American Depositary Receipts ("ADRs"), which are securities issued by a U.S. bank that represent shares of a foreign company.

 A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Because of these and other risks, the Fund may underperform certain other stock funds during periods when large company growth stocks are generally out of favor.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro."

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The performance results below reflect results achieved by the Fund's predecessor under different advisory arrangements and different investment strategies. The Fund's current subadviser assumed that function on July 1, 2001. This chart and table reflect results achieved by the previous adviser for periods prior to July 1, 2001. The Fund's past performance shown below may have been different under its current advisory arrangements.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since the inception of that class for the Fund's predecessor

--------------------------------------------------------------------------------
                                  Total Return+
   2000         2001
  -8.87%      -22.65%
--------------------------------------------------------------------------------

^    Highest Quarterly Return: First Quarter 2000, up 13.26%

v    Lowest Quarterly Return: First Quarter 2001, down 18.88%

The table below shows the Fund's predecessor's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception, if shorter) compared to those of the Russell 1000 Growth Index, an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation. They are also compared to the returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Large Cap Growth Funds and Lipper Multi-Cap Growth Funds Averages, each an average of the total returns of mutual funds with a current investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large Cap Growth Funds Average and Lipper Multi-Cap Growth Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.

--------------------------------------------------------------------------------
Average Annual Total Returns+                   Past 1 Year    Since Class
(for the periods ended December 31, 2001)                       Inception
                                                                (10/29/99)
--------------------------------------------------------------------------------
Class Y - Return Before Taxes                     -22.65%         -3.53%
--------------------------------------------------------------------------------
  Return After Taxes on Distributions*            -22.65%         -4.79%
--------------------------------------------------------------------------------
  Return After Taxes on Distributions & Sales of  -13.80%         -3.32%
Fund Shares*
--------------------------------------------------------------------------------
Russell 1000 Growth Index**                       -20.42%        -14.16%***
--------------------------------------------------------------------------------
Morningstar Large Cap Growth Funds Average        -23.60%        -10.71%***
--------------------------------------------------------------------------------
Lipper Multi-Cap Growth Funds Average             -26.06%         -9.11%***
--------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases the after-tax returns may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The Russell 1000 Growth Index replaced the S&P 500 Index as the Fund's comparative index because it is more representative of the type of large-cap growth stocks in which the Fund can invest. The performance of the S&P 500 Index for the 1 year and since Class inception for the period ended December 31, 2001 was -11.87% and -6.45%, respectively. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

*** The returns of the Indexes and the Averages are calculated from October 31, 1999 and do not reflect the effect of taxes.

+ The returns shown above reflect the results of the Kobrick Growth Fund through November 16, 2001, whose assets and liabilities were reorganized into the Fund on November 16, 2001.

         For past expenses of Class Y shares, see the section entitled
                            "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Targeted Equity Fund

Adviser:            Capital Growth Management Limited Partnership ("CGM")
Manager:            G. Kenneth Heebner
Category:           Large-Cap Equity

        Ticker Symbol:                                                   Class Y
                                                                         NEGYX

Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity investments. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.


In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

[X]  well-established, with records of above-average growth

[X]  promise of maintaining their leadership positions in their industries

[X] likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces

Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:

o It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.

o CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

o CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.

o CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

The Fund may also:

o    Invest in foreign securities.

o    Invest in other investment companies.

o    Invest in real estate investment trusts ("REITs").

o    Invest a significant portion of its assets in a single industry sector.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations.

Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

Focused investment risk: Because the Fund may invest in a small number of industries, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro."

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares.

--------------------------------------------------------------------------------
                                                     Total Return
   2000         2001
  -4.23%      -15.86%
--------------------------------------------------------------------------------

^    Highest Quarterly Return: Fourth Quarter 1999, up 19.58%

v    Lowest Quarterly Return: Third Quarter 2001, down 19.47%

The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. They are also compared to the returns, as calculated by Morningstar, Inc. and Lipper Inc., of the Morningstar Large Value and Lipper Multi-Cap Value Funds Averages, each an average of the total returns of mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large Value Average and Lipper Multi-Cap Value Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.

--------------------------------------------------------------------------------
Average Annual Total Returns                         Past 1 Year  Since Class
(for the periods ended December 31, 2001)                          Inception
                                                                   (6/30/99)
--------------------------------------------------------------------------------
Class Y - Return Before Taxes                          -15.86%      -4.81%
--------------------------------------------------------------------------------
   Return After Taxes on                               -16.00%      -8.05%
   Distributions*
--------------------------------------------------------------------------------
   Return After Taxes on Distributions                  -9.66%      -4.67%
   & Sales of Fund Shares*
--------------------------------------------------------------------------------
S&P 500 Index**                                        -11.87%      -5.73%
--------------------------------------------------------------------------------
Morningstar Large Value Average**                       -5.30%      -1.30%
--------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average**                  -1.78%       1.95%
--------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of a measurement period.


** The returns of the Index and the Averages do not reflect the effect of taxes.

         For past expenses of Class Y shares, see the section entitled
                            "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Growth and Income Fund

Adviser:          CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:       Westpeak Global Advisors, L.P. ("Westpeak")
Manager:          Team Management
Category:         Large-Cap Equity

        Ticker Symbol:                                                   Class Y
                                                                         NEOYX

Investment Goal

The Fund seeks opportunities for long-term capital growth and income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all its assets in common stock of large and mid-capitalization companies in any industry.

Westpeak constructs a portfolio of recognizable large and mid-capitalization stocks that exhibit good relative value and reasonable growth potential. Westpeak believes risk and return can be accurately measured and controlled through thoughtful portfolio construction. Therefore, its focus will be on the aggregate characteristics of the portfolio and not just individual stocks. The portfolio emphasizes the characteristics that Westpeak believes are most likely to be rewarded by the market in the period ahead, based upon current and historical probabilities. At times, the portfolio may be biased toward value; at other times toward growth as determined by the characteristics Westpeak favors. The Fund's industry weightings will not vary significantly from the S&P 500 Index.

Using proprietary quantitative research based on macroeconomic, market and company-specific information, Westpeak analyzes each stock and ranks it based on characteristics such as:

[X]  earnings-to-price

[X]  earnings growth

[X]  potential earnings surprises

[X]  book-to-price

In selecting investments for the Fund, Westpeak employs the following process:

o It starts with an overall universe of about 900 stocks of large and mid-capitalization companies.

o It screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry-specific characteristics.

o All of the stocks are then screened using various Wall Street analysts' historical and projected earnings estimates for the company and each is assigned an "expectations rank." This rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises" (whether its business has the potential to improve in the near future).

o The fundamental and expectations ranks for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock.

o The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

The desired result is a diversified portfolio of 75 to 150 stocks, with risk characteristics that approximate that of the Fund's benchmark, the S&P 500 Index, which Westpeak believes will produce the highest long-term returns consistent with the portfolio's risk parameters.

The Fund may also:

o Invest in foreign securities traded in U.S. markets (through American Depositary Receipts ("ADRs") or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Foreign securities: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares.

--------------------------------------------------------------------------------
                                  Total Return
   1999         2000        2001
   9.77%       -6.97%     -13.99%
--------------------------------------------------------------------------------

^    Highest Quarterly Return: Fourth Quarter 2001, up 11.08%

v    Lowest Quarterly Return: Third Quarter 2001, down 16.94%

The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices of 500 selected stocks. They are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Large-Cap Value Funds and Lipper Multi-Cap Value Funds Averages, each an average of the total returns of mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large-Cap Value Funds Average and Lipper Multi-Cap Value Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.

--------------------------------------------------------------------------------
Average Annual Total Returns                            Since Class Inception
(for the periods ended December 31, 2001)  Past 1 Year        (11/18/98)
--------------------------------------------------------------------------------
Class Y - Return Before Taxes                -13.99%            -1.66%
--------------------------------------------------------------------------------
  Return After Taxes on Distibutions*        -13.99%            -3.41%
--------------------------------------------------------------------------------
  Return After Taxes on Distributions &       -8.52%            -1.64%
Sales of Fund Shares*
--------------------------------------------------------------------------------
S&P 500 Index**                              -11.87%             0.82%
--------------------------------------------------------------------------------
Morningstar Large-Cap Value Funds             -5.30%             3.30%
Average**
--------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average**        -1.78%             6.29%
--------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after tax-returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of a measurement period.

** The returns of the Index and the Averages are calculated from 11/30/98 and do not reflect the effect of taxes.

         For past expenses of Class Y shares, see the section entitled
                            "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Balanced Fund

Adviser:          CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadvisers:      Loomis, Sayles & Company, L.P. ("Loomis Sayles") and Jurika &
                  Voyles, L.P. ("Jurika & Voyles")
Managers:         Equity (Value Component): Nicholas E. Moore, Guy Elliffe and
                  Eric Hull (Jurika & Voyles)
                  Equity (Growth Component): Mark B. Baribeau, Pamela N.
                  Czekanski and Richard D. Skaggs (Loomis Sayles)
                  Fixed Income: John Hyll and Kurt Wagner (Loomis Sayles)
Category:         Large-Cap Equity

        Ticker Symbol:                                                   Class Y
                                                                         NEBYX

Investment Goal

The Fund seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

Principal Investment Strategies

The Fund principally invests in common stocks of quality, large to mid-market capitalization companies of any industry and investment grade bonds. Generally, the Fund will invest approximately 65% of its assets in equity securities and approximately 35% of its assets in fixed-income securities, although these allocations may change from time to time, subject to the limits below. The Fund's equity securities are allocated equally between a growth and a value component. In managing their particular components, Jurika & Voyles and Loomis Sayles use a flexible approach to seek investments with the following characteristics, although not all of the investments selected will have these attributes:

Equity securities (growth or value component):

Jurika & Voyles (Equity-value component) seeks investments with: discounted price compared to Jurika & Voyles' estimation of their true value, sustainable competitive advantage, good growth prospects, predictable cash flows, and a record of creating shareholder value.

Loomis Sayles (Equity-growth component) seeks investments with: discounted price compared to its current value for future growth prospects, leading position within industry and superior earnings growth potential.

Fixed-income securities:

Loomis Sayles seeks securities with:

[X]  greater yield-to-maturity than appropriate benchmarks

[X]  maturities typically between 1 and 30 years

[X] controlled duration variance compared to the Lehman Government/Credit Bond Index

In order to maintain a balanced, flexible portfolio of investments, the Fund will always invest a minimum of 50% of its assets in equity securities and a minimum of 25% in fixed income securities. Loomis Sayles will determine the Fund's asset allocation periodically as it deems appropriate. Net cash flow will be allocated in accordance with the asset allocation determinations and then the equity portion will be allocated equally to the growth and value components.

o For the value component, Jurika & Voyles selects stocks of companies that it believes are undervalued based upon their current operations and have the potential for future earnings growth. Using this value style, Jurika & Voyles generally will seek to invest in 45-60 medium and large capitalization companies. Typically the portfolio's forward price-to-earnings ratio will be at or below the market, and the portfolio will have long-term growth estimates that are near or above the market. Generally, Jurika & Voyles will sell a stock when the price target or full valuation is achieved, a better opportunity is identified, a change occurs in the original investment, such as a merger or a regulatory change, or its fundamentals deteriorate.

o For the growth component, Loomis Sayles selects stocks from a universe of approximately 500 companies. Loomis Sayles then uses fundamental analysis to identify companies with leading market positions. Valuation analysis follows to find undervalued companies with positive growth catalysts. Portfolio construction then balances opportunities with risks to produce a portfolio of about 50 stocks. Generally, Loomis Sayles will sell a stock when its price objective has been attained, its fundamentals deteriorate or when more attractive opportunities are identified.

o Loomis Sayles selects bonds by placing a greater emphasis on security and sector selection than interest rate anticipation. They conduct extensive research and credit analysis of over 600 corporate issuers and assign each a proprietary rating. They combine these ratings with internal policy limitations to select bonds for the Fund. Generally, they will sell bonds depending on expected credit deterioration or when they identify other securities with better total returns going forward.

The Fund may also:

o Invest in foreign securities and related currency hedging transactions; Rule 144A securities; mortgage- and asset-backed securities; zero-coupon bonds; and when-issued securities.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Rule 144A securities may be more illiquid than other equity securities.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro."

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Mortgage- and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a realized loss when there is a prepayment of securities that were purchased at a premium.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund added an additional subadviser on March 1, 2001. The Fund's performance may have been different under its current advisory arrangements.

--------------------------------------------------------------------------------
                                                     Total Return
   1995         1996        1997       1998         1999        2000      2001
  26.84%       17.63%      18.12%      8.59%       -3.32%      -5.97%    -8.55%
--------------------------------------------------------------------------------

^    Highest Quarterly Return Second Quarter 1997, up 10.33%

v    Lowest Quarterly Return: Third Quarter 2001, down 11.31%

The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of a blend of the S&P 500 Index and the Lehman Government/Credit Bond Index ("S&P/Lehman G/C Blend"). This index is represented by a 65% weighting in the S&P 500 Index and a 35% weighting in the Lehman Government/Credit Index. Indices are rebalanced to 65%/35% at the end of each year. The returns are also compared to the returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Domestic Hybrid and Lipper Balanced Funds Averages, each an average of the total returns of mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of Fund shares. The S&P/Lehman G/C Blend returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. The Morningstar Domestic Hybrid Average and the Lipper Balanced Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.

----------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                                                                           Since Class
(for the periods ended December 31, 2001)                            Past 1 Year     Past 5 Years       Inception
                                                                                                        (3/8/94)
----------------------------------------------------------------------------------------------------------------------
Class Y - Return Before Taxes                                          -8.55%            1.29%            5.73%
----------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions*                                 -9.52%           -1.24%            2.95%
----------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions & Sales of Fund Shares*          -5.21%            0.45%            3.77%
----------------------------------------------------------------------------------------------------------------------
S&P/Lehman G/C Blend**                                                 -4.74%            9.53%           12.37%
----------------------------------------------------------------------------------------------------------------------
Morningstar Domestic Hybrid Average**                                  -3.90%            7.00%            9.50%
----------------------------------------------------------------------------------------------------------------------
Lipper Balanced Funds Average**                                        -4.39%            7.64%           10.16%
----------------------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases, the after tax returns may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index and the Averages do not reflect the effect of taxes. The returns of each Index and Average are calculated from 03/31/94.

         For past expenses of Class Y shares, see the section entitled
                            "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Jurika & Voyles Relative Value Fund

Adviser:          CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:       Jurika & Voyles, L.P. ("Jurika & Voyles")
Managers:         Guy Elliffe, Eric Hull and Nicholas E. Moore
Category:         Large Cap Equity


        Ticker Symbol:                                                   Class Y
                                                                         NJVYX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

To pursue its investment goal, the Fund invests in equity securities of quality companies with mid to large market capitalizations.

Under normal market conditions, the Fund expects to invest approximately 80%, but no less than 65%, of its total assets in equity securities of companies with market capitalizations within the range of the Russell 1000 Index, a nationally recognized index of mid- and large-cap securities. The Fund's average and median market capitalization will fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities.

When selecting equity securities for the Fund, Jurika & Voyles will emphasize "in-house" research, which includes personal contacts, site visits and meetings with company management. Through this research, Jurika & Voyles looks for quality companies that possess several of the following characteristics, although not all of the companies selected will have these attributes:

[X] Strong, competitive advantage - companies that "do what they do" better than anyone else are the prime candidates.

[X] Clearly defined business focus - companies that "stick to their knitting" - focusing only on a particular niche or segment of a broader market.

[X] Strong financial health - companies with strong cash flows, low debt-to-total capital ratios, healthy balance sheets and higher returns on equity than the market average.

[X] Quality management - companies with experienced management, low turnover and a long-term track record of success in an industry.

[X] Right price - companies that sell at a discount to Jurika & Voyles' estimation of their true value.

[X] Catalyst for growth - It is not enough to invest in an inexpensive company. There must be some factor (typically a new product, improving industry trend or economic condition) that will lead to an increase in the price of the stock.

 The Fund may also:

o    Invest in real estate investment trusts ("REITs").

o    Invest in foreign issuers, primarily through Depositary Receipts.

o    Invest in other investment companies.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Foreign securities: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The performance results below reflect results achieved by the Fund's predecessor under different advisory arrangements. Because the Fund's current advisory arrangement differs from the advisory arrangement of its predecessor, the past performance results shown below may have been different had the current arrangements been in place during the periods shown.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since the first full year of operations of the Fund's predecessor.

--------------------------------------------------------------------------------
                                  Total Return+
   1995         1996        1997       1998         1999        2000       2001
  28.09%       20.31%      21.54%      6.12%       11.92%      14.71%     -7.87%
--------------------------------------------------------------------------------

^    Highest Quarterly Return: Fourth Quarter 1999, up 17.18%

v    Lowest Quarterly Return: Third Quarter 1998, down 14.88%

The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five year and ten year periods (or since inception, if shorter) compared to those of the Russell 1000 Index, a nationally recognized index comprised of the 1,000 largest companies within the Russell 3000 Index, based on market capitalization. They are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Large-Cap Blend Funds and Lipper Multi-Cap Value Funds Averages, each an average of the total returns of mutual funds with a current investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of Fund shares. The Russell 1000 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large-Cap Blend Funds Average and Lipper Multi-Cap Value Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.

--------------------------------------------------------------------------------------------------------------
Average Annual Total Returns +               Past 1 Year          Past 5 Years        Since Fund Inception
(for the periods ended December 31, 2001)                                                   (9/30/94)
--------------------------------------------------------------------------------------------------------------
Class Y - Return Before Taxes                   -7.87%               8.81%                   13.33%
--------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions*         -10.66%               5.95%                   10.46%
--------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions &         -3.15%               6.31%                   10.12%
Sales of Fund Shares*
--------------------------------------------------------------------------------------------------------------
Russell 1000 Index**                           -12.45%              10.50%                   15.08%
--------------------------------------------------------------------------------------------------------------
Morningstar Large-Cap Blend Funds              -13.39%               8.83%                   12.83%
Average**
--------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average**          -1.78%              10.51%                   13.94%
--------------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases the after-tax returns may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


** The returns of the Index and the Averages do not reflect the effect of taxes.


+ The returns shown above reflect the results of the Fund' predecessor, the Jurika & Voyles Value+Growth Fund through November 30, 2001, whose assets and liabilities were reorganized into the Fund on November 30, 2001.

         For past expenses of Class Y shares, see the section entitled
                            "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest AEW Real Estate Fund

Adviser:   AEW Management and Advisors, L.P. ("AEW")
Manager:   Matthew A. Troxell
Category:  Mid-Cap Equity

        Ticker Symbol:                                                   Class Y
                                                                         NRFYX

Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of real estate investment trusts ("REITs") and/or real estate-related companies. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.

AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its real estate, research and securities professionals.

When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

o Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund's investment universe.

o Price: AEW examines the historic pricing of each company in the Fund's universe of potential investments. Those stocks that have under performed in price, either in absolute terms or relative to the Fund's universe in general, are generally given greater weight than those that have over performed.

o Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

o Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.

The Fund may also hold cash and/or invest up to 100% of its assets in U.S. government securities or money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual report or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to market risks. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.

Real estate securities/REITs: Because the Fund concentrates its investments in the real estate industry, the Fund's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies: Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalizations of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares.

--------------------------------------------------------------------------------
                                  Total Return
   2001
  13.31%
--------------------------------------------------------------------------------

^    Highest Quarterly Return: Second Quarter 2001, up 10.15%

^    Lowest Quarterly Return: First Quarter 2001, down 1.42%

The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Morgan Stanley REIT Index, an unmanaged index of stocks issued by REITs. They are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Specialty Real Estate and Lipper Real Estate Funds Averages, each an average of the total returns of mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of Fund shares. The Morgan Stanley REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Specialty Real Estate Funds Average and the Lipper Real Estate Funds Average returns have been adjusted for these expenses but do not reflect any sales charge.

--------------------------------------------------------------------------------
Average Annual Total Returns                               Past 1  Since Class
(for the periods ended December 31, 2001)                   Year    Inception
                                                                    (8/31/00)
--------------------------------------------------------------------------------
Class Y - Return Before Taxes                              13.31%     16.91%
--------------------------------------------------------------------------------
  Return After Taxes on Distributions*                     10.77%     14.03%
--------------------------------------------------------------------------------
  Return After Taxes on Distributions &                     8.11%     12.12%
Sales of Fund Shares*
--------------------------------------------------------------------------------
Morgan Stanley REIT Index**                                12.76%     15.17%
--------------------------------------------------------------------------------
Morningstar Specialty Real Estate Funds                     9.10%     12.30%
Average **
--------------------------------------------------------------------------------
Lipper Real Estate Funds Average **                         8.81%     12.02%
--------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts.

** The returns of the Index and the Averages do not reflect the effect of taxes.

         For past expenses of Class Y shares, see the section entitled
                            "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Jurika & Voyles Small Cap Growth Fund

Adviser:          CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:       Jurika & Voyles, L.P. ("Jurika & Voyles")
Manager:          Jon Hickman
Category:         Small-Cap Equity

        Ticker Symbol:                                                   Class Y
                                                                         NFBYX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in investments in companies that have market capitalization within the capitalization range of the Russell 2000 Index, a nationally recognized index of small-cap companies. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

When selecting small-cap companies, Jurika & Voyles will emphasize "in-house" research, which includes personal contacts, site visits and meetings with company management. Through this research, Jurika & Voyles looks for small-cap companies that possess several of the following characteristics, although not all of the companies selected will have these attributes:

[X] Strong competitive advantage - companies that "do what they do" better than anyone else are prime candidates.

[X] Clearly defined business focus - companies that "stick to their knitting," focusing only on a particular niche or segment of a broader market.

[X] Strong financial health - companies with strong cash flows, low debt-to-total capital ratios, healthy balance sheets and higher returns on equity than the market average.

[X] Quality management - companies with experienced management, low turnover and a long-term track record of success in an industry.

[X] Right price - companies that sell at a discount to Jurika & Voyles' estimation of their true value.

[X] Catalyst for growth - It is not enough to invest in an inexpensive company. There must be some factor (typically a new product, improving industry trend or economic condition) that will lead to an increase in the price of the stock.

The Fund may also:

o Invest in convertible preferred stock, convertible debt securities, initial public offerings (IPO's), real estate investment trusts ("REITs") and warrants.

o Invest up to 25% of its total assets in securities of foreign issuers, primarily through sponsored and unsponsored Depositary Receipts. Some examples of Depositary Receipts are American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). The Fund will limit its investment in any one foreign country to 5% of its total assets and will invest no more than 5% of its total assets in securities denominated in foreign currencies.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. The Fund's investment in short-term trading strategies, with respect to initial public offerings, may make the value of an investment in this Fund fluctuate even more than an investment in other small-cap funds. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Foreign securities: Depositary Receipts may be more volatile than U.S.
  securities and carry political, economic and information risks that are associated with foreign securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The performance results below reflect results achieved by the Fund's predecessor under different advisory arrangements. Because the Fund's current advisory arrangement differs from the advisory arrangement of its predecessor, the past performance results shown below may have been different had the current arrangements been in place during the period shown.


The bar chart shows the Fund's total returns for Class Y shares for each calendar year since the first full year of operations of the Fund's predecessor.

--------------------------------------------------------------------------------
                                  Total Return+
   1995         1996        1997        1998        1999        2000       2001
  52.21%       32.16%      23.86%     -14.32%      55.83%     -16.41%    -13.29%
--------------------------------------------------------------------------------

^    Highest Quarterly Return: Fourth Quarter 1999, up 41.85%

v    Lowest Quarterly Return: Third Quarter 2001, down 35.32%


The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Russell 2000 Index, an unmanaged Index of the 2000 smallest companies in the Russell 3000 Index. The returns are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Small Growth Funds Average and Lipper Small-Cap Growth Funds Average, each an average of the total returns of mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of Fund shares. The Russell 2000 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Small Growth Funds Average and Lipper Small-Cap Growth Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.


----------------------------------------------------------------------------------------------------------
Average Annual Total Returns+                                                      Since Fund Inception
(for the periods ended December 31,       Past 1 Year         Past 5 Years              (9/30/94)
2001)
----------------------------------------------------------------------------------------------------------
Class Y - Return Before Taxes               -13.29%               3.69%                   13.89%
----------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions*      -13.59%              -0.61%                   10.05%
----------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions        -8.01%               1.02%                    9.87%
& Sales of Fund Shares*
----------------------------------------------------------------------------------------------------------
Russell 2000 Index**                          2.49%               7.52%                   10.85%
----------------------------------------------------------------------------------------------------------
Morningstar Small Growth Funds               -9.10%               8.90%                   11.30%
Average**
----------------------------------------------------------------------------------------------------------
Lipper Small-Cap Growth Funds Average**     -10.79%               8.51%                   11.54%
----------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases the after-tax returns may exceed the returns before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

**The returns of the Index and the Averages do not reflect the effect of taxes. The returns of each Index and Average are calculated from 9/30/94. The Russell 2000 Index replaced the S & P 500 Index as the Small Cap Growth Fund's comparative index because it is more representative of the small-cap stocks in which the Small Cap Growth Fund can invest. For the period ended December 31, 2001, the one-year, five-year and since inception average annual total returns of the S & P 500 Index were -11.87%, 10.70% and 15.33%, respectively.

+ The returns shown above reflect the results of the Fund's predecessor, the Jurika & Voyles Small-Cap Fund through November 30, 2001, whose assets and liabilities were acquired by the Fund on November 30, 2001. As a result of this transaction, the Fund assumed the financial and performance history of the Jurika & Voyles Small-Cap Fund.


         For past expenses of Class Y shares, see the section entitled
                            "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest International Equity Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    Alexander Muromcew, John Tribolet and Eswar Menon
Category:    International Equity

        Ticker Symbol:                                                  Class Y
                                                                         NEIYX

Investment Goal

The Fund seeks total return from long-term capital growth and dividend income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity investments. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will invest primarily in companies organized or headquartered outside of the United States. The Fund will hold securities from at least three different countries, including those within emerging markets. The Fund will focus on securities with large market capitalizations but may invest in securities with any size capitalizations.

Loomis Sayles uses a bottom-up, fundamental research process to build the Fund's portfolio. Combining careful research with visits with management, Loomis Sayles looks for growth oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution. Improving business or financial fundamentals are catalysts for buy decisions while deteriorating fundamentals or better opportunities in other companies will trigger sell decisions. In addition to its bottom-up approach to security selection, an overlay of country and industry macro data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk. The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas. Together with discipline and a thorough decision-making process, the Loomis Sayles research operation seeks to provide investors with a successful investment strategy.

Loomis Sayles uses a "No-Walls Decision MakingSM" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the team to be leveraged. The Fund may also:

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations.

Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio. Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro." Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on February 14, 1997. This chart and table reflect results achieved by the previous subadviser under different investment strategies for periods prior to February 14, 1997. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares.

--------------------------------------------------------------------------------
                                  Total Return
1994      1995      1996       1997     1998       1999      2000      2001
8.93%     6.56%     3.95%     -6.74%    7.29%     88.61%   -28.16%   -22.97%
--------------------------------------------------------------------------------

^    Highest Quarterly Return: Fourth Quarter 1999, up 66.97%

v    Lowest Quarterly Return: First Quarter 2001, down 17.22%

The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Morgan Stanley Capital International Europe, Australasia and Far East Index (" MSCI EAFE"), an arithmetical average of the performance of over 1,000 companies representing stock markets in Europe, Australia, New Zealand and the Far East. The returns are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Foreign Stock and Lipper International Averages, each an average of the total returns of mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions and return after taxes on distributions and sales of Fund shares. The MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. The Morningstar Foreign Stock Funds Average and the Lipper International Average returns have been adjusted for these expenses but do not reflect any sales charge.

--------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                                                                    Since Class
(for the periods ended December 31, 2001)                        Past 1 Year     Past 5 Year     Inception
                                                                                                 (9/9/93)
--------------------------------------------------------------------------------------------------------------
Class Y - Return Before Taxes                                      -22.97%          0.87%          2.91%
--------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions*                             -22.97%         -0.82%          1.43%
--------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions & Sales of Fund Shares*      -13.99%          0.22%          1.88%
--------------------------------------------------------------------------------------------------------------
MSCI EAFE**                                                        -21.44%          0.89%          3.62%
--------------------------------------------------------------------------------------------------------------
Morningstar Foreign Stock Funds Average**                          -21.90%          2.30%          5.10%
--------------------------------------------------------------------------------------------------------------
Lipper International Average**                                     -21.71%          1.94%          4.90%
--------------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


** The returns of the Index and Averages are calculated as of 9/30/93 and do not reflect the effect of taxes.

         For past expenses of Class Y shares, see the section entitled
                             "Fund Fees & Expenses."

Fund Fees & Expenses

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees

(fees paid directly from your investment)
--------------------------------------------------------------------------------
                                                                   All Funds
                                                                    Class Y
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                      None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)                                  None
--------------------------------------------------------------------------------
Redemption fees                                                       None*
--------------------------------------------------------------------------------

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

-------------------------------------------------------------------------------------------------------------------
                       CDC Nvest Large Cap Growth             CDC Nvest               CDC Nvest Growth and Income
                               Fund (1)*                  Targeted Equity Fund                  Fund
-------------------------------------------------------------------------------------------------------------------
                                Class Y                        Class Y                         Class Y
-------------------------------------------------------------------------------------------------------------------
Management fees                  0.90%                          0.68%                           0.67%
-------------------------------------------------------------------------------------------------------------------
Distribution and/or              0.00%                          0.00%                           0.00%
service (12b-1) fees
-------------------------------------------------------------------------------------------------------------------
Other expenses                   0.62%                          0.19%                           0.24%
-------------------------------------------------------------------------------------------------------------------
Total annual fund                1.52%                          0.87%                           0.91%
operating expenses
-------------------------------------------------------------------------------------------------------------------
Fee Waiver/Expense               0.37%                          0.00%                           0.00%
Reimbursement
-------------------------------------------------------------------------------------------------------------------
Net Expenses                     1.15%                          0.87%                           0.91%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                       CDC Nvest Balanced Fund(2)   CDC Nvest Jurika & Voyles        CDC Nvest AEW Real Estate
                                                    Relative Value Fund (3)*        Fund (4)
-------------------------------------------------------------------------------------------------------------------
                                 Class Y            Class Y                          Class Y
-------------------------------------------------------------------------------------------------------------------
Management fees        0.75%                        0.85%                            0.80%
-------------------------------------------------------------------------------------------------------------------
Distribution and/or    0.00%                        0.00%                            0.00%
service (12b-1) fees
-------------------------------------------------------------------------------------------------------------------
Other expenses         0.43%                        0.99%                            3.65%
-------------------------------------------------------------------------------------------------------------------
Total annual fund      1.18%                        1.84%                            4.45%
operating expenses
-------------------------------------------------------------------------------------------------------------------
Fee Waiver/Expense     0.23%                        0.59%                            3.20%
Reimbursement
-------------------------------------------------------------------------------------------------------------------
Net Expenses           0.95%                        1.25%                            1.25%
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                       CDC Nvest Jurika & Voyles    CDC Nvest International Equity
                       Small Cap Growth Fund(5)*    Fund
------------------------------------------------------------------------------------
                       Class Y                      Class Y
------------------------------------------------------------------------------------
Management fees        0.95%                        0.90%
------------------------------------------------------------------------------------
Distribution and/or    0.00%                        0.00%
service (12b-1) fees
------------------------------------------------------------------------------------
Other expenses         0.82%                        0.59%
------------------------------------------------------------------------------------
Total annual fund      1.77%                        1.49%
operating expenses
------------------------------------------------------------------------------------
Fee Waiver/Expense     0.27%                        0.59%
Reimbursement
------------------------------------------------------------------------------------
Net Expenses           1.50%                        1.49%
------------------------------------------------------------------------------------


(1) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 1.15% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2003 and will be reevaluated on an annual basis thereafter.

(2) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 0.95% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through December 31, 2003.


(3) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 1.25% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through December 31, 2004.


(4) AEW has given a binding undertaking to this Fund to limit the amount of the Fund's total fund operating expenses to 1.25% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2003 and will be reevaluated on an annual basis thereafter.

(5) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 1.50% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through December 31, 2004.

* Expense information in this table has been restated to reflect current fees and expenses.

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

     o You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

     o    Your investment has a 5% return each year;

     o    A Fund's operating expenses remain the same; and

     o    All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------
               CDC Nvest Large Cap Growth Fund       CDC Nvest Targeted Equity Fund
---------------------------------------------------------------------------------------
                           Class Y                              Class Y
---------------------------------------------------------------------------------------
1 year                    $  117                               $   89
---------------------------------------------------------------------------------------
3 years                   $  444                               $  278
---------------------------------------------------------------------------------------
5 years                   $  794                               $  482
---------------------------------------------------------------------------------------
10 years                  $1,781                               $1,073
---------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
              CDC Nvest Growth and Income            CDC Nvest Balanced Fund              CDC Nvest Jurika & Voyles
                          Fund                                                               Relative Value Fund
------------------------------------------------------------------------------------------------------------------------
                        Class Y                              Class Y                              Class Y
------------------------------------------------------------------------------------------------------------------------
1 year                  $   93                               $   97                               $   127
------------------------------------------------------------------------------------------------------------------------
3 years                 $  290                               $  352                               $   521
------------------------------------------------------------------------------------------------------------------------
5 years                 $  504                               $  627                               $   941
------------------------------------------------------------------------------------------------------------------------
10 years                $1,120                               $1,411                               $ 2,110
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
               CDC Nvest AEW Real Estate Fund     CDC Nvest Jurika & Voyles Small    CDC Nvest International EquityFund
                                                          Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------
                          Class Y                             Class Y                             Class Y
------------------------------------------------------------------------------------------------------------------------
1 year                     $  127                              $  153                              $  152
------------------------------------------------------------------------------------------------------------------------
3 years                    $1,056                              $  531                              $  471
------------------------------------------------------------------------------------------------------------------------
5 years                    $1,995                              $  934                              $  813
------------------------------------------------------------------------------------------------------------------------
10 years                   $4,387                              $2,062                              $1,779
------------------------------------------------------------------------------------------------------------------------

* The example is based on the Net Expenses shown above for the 1-year period for Balanced Fund, AEW Real Estate Fund, Small Cap Growth Fund, Large Cap Growth Fund and Relative Value Fund illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining years. The example is based on Total Annual Fund Operating Expenses for the Targeted Equity Fund and the Growth and Income Fund for all periods.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engaging in various practices.

Correlation Risk (All Funds except AEW Real Estate Fund) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency Risk (All Funds except Growth and Income and AEW Real Estate Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (International Equity Fund) The risk associated with investing in securities traded in developing securities markets, which may be smaller and have shorter operating histories than developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Euro Conversion Risk (All Funds except Growth and Income Fund and AEW Real Estate Fund) Many European countries have adopted a single European currency, the "euro." The consequences of this conversion for foreign exchange rates, interest rates and the value of European securities are unclear presently. Such consequences may decrease the value and/or increase the volatility of securities held by a Fund.

Extension Risk (Balanced Fund) The risk that an unexpected rise in interest rates will extend the life of a mortgage - or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds except Mid Cap Growth and Select Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures and Swap Contracts Risks (All Funds except AEW Real Estate
Fund) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (Balanced and AEW Real Estate Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage - or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (International Equity Fund and Small Cap Growth Fund) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which it can be sold.

Management Team

Meet the Funds' Investment Advisers and Subadvisers

The CDC Nvest Funds family currently includes 27 mutual funds with a total of $5.6 billion in assets under management as of December 31, 2001. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of the CDC Nvest Equity Funds (the "Funds" or each a "Fund"), which, along with the CDC Nvest Income Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."


CDC IXIS Asset Management Advisers, L.P.

CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"), located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds except the Targeted Equity Fund (for which CGM serves as adviser) and the AEW Real Estate Fund (for which AEW serves as adviser). CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"), which is a subsidiary of CDC IXIS Asset Management. CDC IXIS Asset Management is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution. As of December 31, 2001, CDC IXIS North America's 15 principal subsidiaries, including 11 affiliated asset management firms and four distribution and service units, collectively had $130 billion in assets under management. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund except the Targeted Equity Fund and the AEW Real Estate Fund. It also provides general business management and administration to each Fund except the Targeted Equity Fund and the AEW Real Estate Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. CGM, AEW and the subadvisers listed below make the investment decisions for their respective Funds.


The combined advisory and subadvisory fees paid by the Funds (except the Targeted Equity Fund and the AEW Real Estate Fund during the fiscal year ended December 31, 2001 (January 31, 2002 for the AEW Real Estate Fund) as a percentage of each Fund's average daily net assets were 0.67% for the Growth and Income Fund, 0.74% for the Balanced Fund (after waiver or reimbursement), 0.29% for the the Small Cap Growth Fund (after waiver or reimbursement), 0.90% for the International Equity Fund, 0.03% for the Large Cap Growth Fund (after waiver or reimbursement) and 0.13% for the Relative Value Fund (after waiver or reimbursement).

Subadvisers

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to two components of the Balanced Fund and the International Equity Fund. Loomis Sayles is a subsidiary of CDC IXIS North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $64 billion in assets under management as of December 31, 2001. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Jurika & Voyles, located at Lake Merritt Plaza, 1999 Harrison, Suite 700, Oakland, California 94612, serves as subadviser to one component of the Balanced Fund, the Small Cap Growth Fund and the Relative Value Fund. Jurika & Voyles, founded in 1983, had discretionary management authority with respect to over $2 billion of assets as of December 31, 2001, for various clients including corporations, pension plans, 401(k) plans, profit sharing plans, trusts and estates, foundations and charities, mutual funds and individuals. Jurika & Voyles is a subsidiary of CDC IXIS North America. Jurika & Voyles became a subadviser of the Balanced Fund on March 1, 2001. Prior to November 30, 2001, Jurika & Voyles was the adviser to the predecessor of the Jurika & Voyles Small Cap Growth Fund. The current advisory fee rate payable by the Small Cap Growth Fund is 0.95% of the first $200 million of the Fund's average daily net assets; 0.90% of the next $300 million of such assets and 0.85% of amounts of such assets in excess of $500 million. Prior to November 30, 2001, Jurika & Voyles was the adviser to the predecessor Fund of the Jurika & Voyles Relative Value Fund.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Large Cap Growth Fund. Vaughan Nelson is a subsidiary of CDC IXIS North America. Originally incorporated in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2001, Vaughan Nelson had $4.4 billion in assets under management. Kobrick Funds LLC served as adviser to the predecessor of the Large Cap Growth Fund until June 30, 2001; the advisory fee rate under this agreement was 1.00% of the Fund's average daily net assets. The current advisory fee rate payable by the Large Cap Growth Fund is 0.90% of the Fund's average daily net assets.

Westpeak, located at 1470 Walnut Street, Boulder, Colorado 80302, serves as subadviser to the Growth and Income Fund. Westpeak is a subsidiary of CDC IXIS North America. Westpeak employs a team approach in managing each Fund's portfolio. Members of each Fund's portfolio management team include, among others: Robert A. Franz, Westpeak's Chief Investment Officer; and Thomas M. Anichini, a Vice President of Westpeak. Founded in 1991, Westpeak had $8.3 billion in assets under management as of December 31, 2001.

Capital Growth Management Limited Partnership (Adviser)

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the Targeted Equity Fund since CGM's inception in 1989. It also serves as investment adviser to six additional mutual funds and various institutional investors. CGM is an affiliate of CDC IXIS North America and had over $5 billion in assets under management as of December 31, 2001. For the fiscal year ended December 31, 2001, Targeted Equity Fund paid 0.68% of its average daily net assets to CGM in advisory fees.

AEW Management and Advisors, L.P. (Adviser)

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of CDC IXIS North America. Together with other AEW adviser affiliates, AEW managed $6.5 billion of client capital as of December 31, 2001. For the fiscal year ended January 31, 2002, AEW Real Estate Fund paid 0% (after waiver or reimbursement) of its average daily net assets to AEW in advisory fees.

Subadvisory Agreements

Each Fund has received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Shareholders will be notified of any subadviser changes.

Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS North America, CDC IXIS Advisers, CGM, AEW or any of the subadvisers. In placing trades, such firms will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers

Thomas M. Anichini

Thomas M. Anichini is a member of the portfolio team which manages the Growth and Income Fund and the Capital Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Value and Star Growth Funds. Mr. Anichini, Vice President and Portfolio Manager of Westpeak Global Advisors, joined the company in October 1999. Prior to joining Westpeak, Mr. Anichini was a Principal at Mercer Investment Consulting, Inc. from June 1996 through September 1999. Mr. Anichini received a B.S. from the University of Illinois and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 10 years of investment experience.

Mark B. Baribeau

Mark B. Baribeau has co-managed the growth component of the equity portion of the Balanced Fund since March 2000. He also serves as portfolio manager of Loomis Sayles Growth Fund. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. Mr. Baribeau received a M.A. from University of Maryland and a B.A. from University of Vermont. He holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

William R. Berger

William R. Berger co-manages the Large Cap Growth Fund. He also co-manages Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Berger, Principal of Vaughan Nelson, joined the firm in 1998. Prior to joining Vaughan Nelson, he was Vice President and Portfolio Manager at Securities Management and Research, Inc. from 1993 through 1998. Mr. Berger received a B.S. from Miami University (Ohio) and an M.B.A. from the Wharton School at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and Certified Public Accountant. Mr. Berger has over 13 years of investment management experience.

Pamela N. Czekanski

Pamela N. Czekanski has co-managed the growth component of the equity portion of the Balanced Fund since March 2000. She also serves as a portfolio manager of Loomis Sayles Growth Fund. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. Ms. Czekanski received a B.A. from Middlebury College. She holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

Guy Elliffe

Guy Elliffe has co-managed the value component of the equity portion of the Balanced Fund since March 2001 and the Relative Value Fund since commencement of operations. Mr. Elliffe, Senior Vice President, Principal and Director of Research of Jurika & Voyles, joined the company in 1995. Prior to joining Jurika & Voyles, he served as Managing Director of Equities at National Mutual Funds Management. Mr. Elliffe received a B.A. from the University of Otago (New Zealand) and a Certificate of Finance and Investment from the Institute of Actuaries in London. He holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Robert A. Franz

Robert A. Franz is a member of the portfolio team which manages the Growth and Income Fund and the Capital Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Value and CDC Nvest Star Growth Funds. Mr. Franz is Principal and Chief Investment Officer of Westpeak Global Advisors, which he joined in 1991. Mr. Franz received a B.A. from Pomona College and has over 17 years of investment experience.

Brian A. Grove

Brian A. Grove co-manages the Large Cap Growth Fund. He also co-manages Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Grove, Principal of Vaughan Nelson, joined the firm in 1997. Mr. Grove received a B.A. and an M.B.A. from Vanderbilt University and a J.D. from the University of Houston and is a member of the Texas Bar. He holds the designation of Chartered Financial Analyst and has over 18 years of investment management experience.

G. Kenneth Heebner

G. Kenneth Heebner has managed the Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 36-year veteran of the investment industry.

Jon Hickman

Jon Hickman has managed the Small Cap Growth Fund since commencement of operations. Mr. Hickman, Director of the small-cap growth equity strategy of Jurika & Voyles, joined the company in February 1999. Before joining Jurika & Voyles, he spent fifteen years with Wells Fargo Bank as a portfolio manager responsible for small- and mid-cap strategies. Mr. Hickman received a B.S. and an M.B.A. from Brigham Young University. He has over 17 years of investment experience.

Eric Hull

Eric Hull has co-managed the value component of the equity portion of the Balanced Fund since March 2001 and the Relative Value Fund since commencement of operations. Mr. Hull, Senior Vice President, Principal and Senior Research Analyst of Jurika & Voyles, joined the company in 1994. Prior to joining Jurika & Voyles, Mr. Hull held positions in both investment management and investment banking. Mr. Hull received a B.S. in Business Administration from the University of California at Berkeley. He holds the designation of Chartered Financial Analyst and has over 16 years of investment experience.

John Hyll

John Hyll has served the fixed-income portion of the Balanced Fund as portfolio manager from 1994 until 1999 and as co-portfolio manager thereafter. He also serves as portfolio manager of the CDC Nvest Short Term Bond Fund and Loomis Sayles Short Term Bond Fund. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 18 years of investment experience.

Christopher T. McMillin

Christopher (Toby) McMillin co-manages the Large Cap Growth Fund. He also co-manages Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. McMillin, an investment research analyst, joined Vaughan Nelson in 2000. Prior to joining Vaughan Nelson, he was Portfolio Manager and Research Analyst for Roger H. Jenswold & Company from 1997 through 2000 and a management consultant for PricewaterhouseCoopers from 1995 through 1997. Mr. McMillin received a B.A. from the University of Texas. He has over 4 years of investment management experience.

Eswar Menon

Eswar Menon serves as co-portfolio manager for the International Equity Fund, concentrating on emerging markets. He also co-manages the Loomis Sayles' segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund, and Loomis Sayles Emerging Markets Fund and leads a team of managers responsible for the management of the International segment of the Loomis Sayles Global Technology Fund. Mr. Menon, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management from 1995 until 1999. Prior to his position at Nicholas Applegate Capital Management, he spent five years with Koeneman Capital Management and Integrated Device Technology. Mr. Menon received an M.B.A. from the

University of Chicago, an M.S. from the University of California, and a B.S. from Indian Institute of Technology, Madras, India. He has over 12 years of investment experience.

Nicholas E. Moore

Nicholas E. Moore has co-managed the value component of the equity portion of the Balanced Fund since March 2001 and the Relative Value Fund since commencement of operations. Mr. Moore, Senior Vice President, Principal and Senior Research Analyst of Jurika & Voyles, joined the company in June 1998. Prior to joining Jurika & Voyles, Mr. Moore was Vice President and Portfolio Manager at Orbitex Management from January until June 1998. Prior to that he served as portfolio manager for the Franklin Templeton Group from 1986 until January 1998. Mr. Moore received a B.A. from Menlo College in California. He has over 16 years of investment experience.

Alexander Muromcew

Alexander Muromcew serves as co-portfolio manager for the International Equity Fund, concentrating on Asian markets. Mr. Muromcew, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. Prior to 1996, Mr. Muromcew held positions with Jardine Fleming Securities in Japan, Emerging Markets Investors Corporation and Teton Partners L.P. He received an M.B.A. from Stanford University and a B.A. from Dartmouth College and has over 11 years of investment experience.

Richard D. Skaggs

Richard D. Skaggs has co-managed the growth component of the equity portion of the Balanced Fund since March 2000. He also serves as a portfolio manager of Loomis Sayles Growth Fund. Mr. Skaggs, Vice President of Loomis Sayles, joined the company in 1994. Mr. Skaggs received an M.S.M. and a B.S. from Oakland University. He holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.

John Tribolet

John Tribolet serves as co-portfolio manager for the International Equity Fund, concentrating on European markets. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Mr. Tribolet, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management from 1997 until 1999. From 1995 to 1997 he was a full time MBA student at the University of Chicago. Prior to 1995, he spent three years in the investment banking industry, most recently at Paine Webber Inc. Mr. Tribolet received a B.S. from Columbia University. He has over 10 years of investment experience.

Matthew A. Troxell

Matthew A. Troxell has managed the AEW Real Estate Fund since its inception. Mr. Troxell joined AEW in 1994 and is a Principal of the company. Prior to joining AEW, Mr. Troxell was a Vice President and Assistant to the President of Landmark Land Company, and an equity analyst at A.G. Becker Paribas. Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 20 years of experience in investment analysis and portfolio management.

Kurt L. Wagner

Kurt L. Wagner has co-managed the fixed-income portion of the Balanced Fund since May 2000. Mr. Wagner, Vice President and Portfolio Manager of Loomis Sayles, began his investment career in 1978 and joined Loomis Sayles in 1994. Mr. Wagner received an M.B.A. from the University of Chicago and a B.A. from Haverford College. He holds the designation of Chartered Financial Analyst and Chartered Investment Counselor and has over 24 years of investment experience.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.   Read this Prospectus carefully.

2. Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

     Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

     A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:

o Other mutual funds, endowments, foundations, bank trust departments or trust companies.

     There is no initial or subsequent investment minimum for:

o Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

o Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company ("MetLife") or their affiliates.

o    Separate Accounts of New England Financial, MetLife or their affiliates.

o Wrap Fee Programs of certain broker-dealers not being paid by the Fund, CDC IXIS Advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.

o Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

     o Deferred Compensation Plan Accounts of New England Life Insurance Company ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

     o Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

o Former shareholders of the Jurika & Voyles Balanced Fund, Jurika & Voyles Value+Growth Fund and Jurika & Voyles Small-Cap Fund who received Class Y shares in the reorganizations of their Funds may continue to purchase Class Y shares of the CDC Nvest Balanced Fund, CDC Nvest Jurika & Voyles Relative Value Fund and CDC Nvest Jurika & Voyles Small Cap Growth Fund, respectively.

3. You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4. Use the sections of this Prospectus that follow as your guide for purchasing shares.

Certificates

You will not receive certificates representing Class Y Shares.

Fund Services

Buying Shares

                                                     Opening an Account                     Adding to an Account

Through Your Investment Dealer

                                        o    Call your investment dealer for information about opening or adding to an account.

By Mail

                                        o    Make out a check in U.S. dollars   o    Make out a check in U.S. dollars
                                             for the investment amount, payable      for the investment amount, payable
                                             to "CDC Nvest Funds." Third party       to "CDC Nvest Funds." Third party
                                             checks and "starter" checks will        checks and "starter" checks will
                                             not be accepted.                        not be accepted.
                                        o    Mail the check with your           o    Fill out the investment
[envelope icon]                              completed application to CDC            slip from an account statement
                                             Nvest Funds, P.O. Box 8551,             or include a letter specifying
                                             Boston, MA 02266-8551.                  the Fund name, your class of
                                                                                     shares, your account number and
                                                                                     the registered account
                                                                                     name(s).

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                                        o    Obtain a current prospectus for    o    Call your investment dealer or
[exchange icon]                              the Fund into which you are             CDC Nvest Funds at 800-225-5478
                                             exchanging by calling your              to request an exchange.
                                             investment dealer or CDC Nvest
                                             Funds at 800-225-5478.
                                        o    Call your investment dealer or
                                             CDC Nvest Funds to request an
                                             exchange.

By Wire

                                        o    Call CDC Nvest Funds at            o    Instruct your bank to transfer
                                             800-225-5478 to obtain an account       funds to State Street Bank &
                                             number and wire transfer                Trust Company, ABA# 011000028,
                                             instructions. Your bank may             and DDA # 99011538.
                                             charge you for such a transfer.    o    Specify the Fund name, your class
[wire icon]                                                                          of shares, your account number
                                                                                     and the registered account
                                                                                     name(s). Your bank may charge you
                                                                                     for such a transfer.

Through Automated Clearing House ("ACH")

                                        o    Ask your bank or credit union      o    Call CDC Nvest Funds at
[ACH icon]                                   whether it is a member of the ACH       800-225-5478 to add shares to
                                             system.                                 your account through ACH.
                                        o    Complete the "Bank Information"    o    If you have not signed up for the
                                             section on your account                 ACH system, please call CDC Nvest
                                             application.                            Funds for a Service Options Form.
                                        o    Mail your completed application
                                             to CDC Nvest Funds, P.O. Box
                                             8551, Boston, MA 02266-8551.

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                                        o    Call your investment dealer for
                                             information.

By Mail

                                        o    Write a letter to request a
                                             redemption. Specify the name of
                                             your Fund, class of shares, account
                                             number, the exact registered
                                             account name(s), the number of
                                             shares or the dollar amount to be
                                             redeemed and the method by which
                                             you wish to receive your proceeds.
                                             Additional materials may be
                                             required. See the section entitled
                                             "Selling Shares in Writing."

[envelope icon]                         o    The request must be signed by all
                                             of the owners of the shares and
                                             must include the capacity in which
                                             they are signing, if appropriate.

                                        o    Mail your request by regular mail
                                             to CDC Nvest Funds, P.O. Box 8551,
                                             Boston, MA 02266-8551 or by
                                             registered, express or certified
                                             mail to CDC Nvest Funds, 66 Brooks
                                             Drive, Braintree, MA 02184.

                                        o    Your proceeds (less any applicable
                                             CDSC) will be delivered by the
                                             method chosen in your letter.
                                             Proceeds delivered by mail will
                                             generally be mailed to you on the
                                             business day after the request is
                                             received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                                        o    Obtain a current prospectus for the
                                             Fund into which you are exchanging
                                             by calling your investment dealer
                                             or CDC Nvest Funds at 800-225-5478.

[exchange icon]                         o    Call CDC Nvest Funds to request an
                                             exchange.

By Wire

                                        o    Fill out the "Bank Information"
                                             section on your account
                                             application.

[wire icon]                             o    Call CDC Nvest Funds at
                                             800-225-5478 or indicate in your
                                             redemption request letter (see
                                             above) that you wish to have your
                                             proceeds wired to your bank .

                                        o    Proceeds (less any applicable CDSC)
                                             will generally be wired on the next
                                             business day. A wire fee (currently
                                             $5.00) will be deducted from the
                                             proceeds.

Through Automated Clearing House

                                        o    Ask your bank or credit union
                                             whether it is a member of the ACH
                                             system.

                                        o    Complete the "Bank Information"
                                             section on your account
                                             application.

[ACH icon]                              o    If you have not signed up for the
                                             ACH system on your application,
                                             please call CDC Nvest Funds at
                                             800-225-5478 for a Service Options
                                             Form.

                                        o    Call CDC Nvest Funds to request an
                                             ACH redemption.

                                        o    Proceeds (less any applicable CDSC)
                                             will generally arrive at your bank
                                             within three business days.

By Telephone

                                        o    Call CDC Nvest Funds at
[telephone icon]                             800-225-5478 to choose the method
                                             you wish to
                                             use to redeem your shares. You may
                                             receive your proceeds by mail, by
                                             wire or through ACH (see above).

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o    your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s).

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o    a financial representative or securities dealer;

o    a federal savings bank, cooperative, or other type of bank;

o    a savings and loan or other thrift institution;

o    a credit union; or

o    a securities exchange or clearing agency.

Fund Services

Exchanging Shares

You may exchange Class Y shares of your Fund for Class Y shares of any other CDC Nvest Fund which offers Class Y shares or for Class A shares of a Money Market Fund. Former shareholders of the Jurika & Voyles Balanced Fund, the Jurika & Voyles Small-Cap Fund or the Jurika & Voyles Value+Growth Fund who received Class Y shares of the Balanced Fund, the Small Cap Growth Fund and the Relative Value Fund, respectively, in the reorganization of their Funds may also exchange their shares (load free) for Class A shares of any CDC Nvest Fund that does not offer Class Y shares. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares. Class A shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any CDC Nvest Fund. All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Each Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                                                 Situation
The Fund may suspend the right of redemption or postpone    o    When the New York Stock Exchange (the
payment for more than 7 days:                                    "Exchange") is closed (other than a weekend/holiday)

                                                            o    During an emergency

                                                            o    Any other period permitted by the SEC

The Fund reserves the right to suspend account services     o    With a notice of a dispute between registered
or refuse transaction requests:                                  owners

                                                            o    With suspicion/evidence of a fraudulent act

The Fund may pay the redemption price in whole or in part   o    When it is detrimental for a Fund to make cash
by a distribution in kind of readily marketable                  payments as determined in the sole discretion of the
securities in lieu of cash or may take up to 7 days to           adviser or subadviser
pay a redemption request in order to raise capital:

The Fund may withhold redemption proceeds until the check   o    When redemptions are made within 10 calendar days
or funds have cleared:                                           of purchase by check or ACH of the shares being
                                                                 redeemed

Small Account Redemption

When your Fund account falls below a set minimum (currently $1,000) as set by the Board of Trustees from time to time, the Fund may close your account and send you the proceeds or may charge a fee. You will have 30 days after being notified of the Fund's intention to close your account or charge a fee to increase its amount to the set minimum. This does not apply to certain qualified retirement plans or accounts that have fallen below the minimum solely because of fluctuations in the Fund's net asset value per share.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value = Total market value of securities + Cash and other assets -
                  Liabilities
                  -----------------------------------------------------------
                                Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into a contractual agreement pursuant to which it may accept orders after 5:00 p.m., but not later than 8:00 p.m.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

Equity securities -- most recent sales or quoted bid price or as provided by a pricing service if a sales or quoted bid price is unavailable.

Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

Securities traded on foreign exchanges -- most recent sale/bid price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to procedures approved by the Board of Trustees at the time the Fund determines its net asset value.

Options -- last sale price, or if not available, last offering price.

Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund expects to distribute dividends annually. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Dividend Payment Schedule
Annually                            Quarterly

Targeted Equity                     Balanced
Small Cap Growth                    AEW Real Estate
International Equity
Large Cap Growth
Relative Value
Growth and Income

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another CDC Nvest Fund.

o    Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that the Fund held one year or less, or investment income are generally taxable at ordinary income rates. If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. AEW Real Estate Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including AEW Real Estate, Targeted Equity, Small Cap Growth and Relative Value Funds) would be reduced by any corporate taxes payable by the REIT.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers

The Distributor may, at its expense, pay concessions to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                   Income (loss) from investment operations:                    Less distributions:
                                   -----------------------------------------    ----------------------------------------------------

                        Net asset
                          value,       Net       Net realized                   Dividends   Distributions
                        beginning   investment  and unrealized   Total from      from net      from net
                           of         income    gain (loss) on   investment     investment     realized     Return of      Total
                        the period    (loss)      investments    operations       income     capital gains   capital   distributions
                        ----------  ----------  --------------   ----------     ----------   -------------  ---------  -------------
LARGE CAP GROWTH FUND*
    Class Y
  12/31/2001(f)          $12.46     $(0.01)(d)      $ 1.48          $ 1.47       $   --          $   --        $--        $   --
   9/30/2001              21.73      (0.01)(d)       (7.90)          (7.91)          --           (1.36)        --         (1.36)
   9/30/2000(g)           16.21      (0.06)(d)        5.58            5.52           --              --         --            --

TARGETED EQUITY FUND
    Class Y
  12/31/2001             $ 9.37     $ 0.01(d)       $(1.50)         $(1.49)      $(0.03)         $   --        $--        $(0.03)
  12/31/2000              11.01       0.12(d)        (0.60)          (0.48)       (0.09)          (1.07)        --         (1.16)
  12/31/1999(h)           11.94       0.03            0.99            1.02           --           (1.95)        --         (1.95)

GROWTH AND INCOME FUND
    Class Y
  12/31/2001             $13.87     $ 0.06(d)       $(2.00)         $(1.94)      $   --          $   --        $--        $   --
  12/31/2000              15.36       0.07(d)        (1.10)          (1.03)          --           (0.46)        --         (0.46)
  12/31/1999              16.57       0.02            1.51            1.53        (0.08)          (2.66)        --         (2.74)
  12/31/1998(i)           15.42       0.02            1.22            1.24        (0.02)          (0.07)        --         (0.09)

BALANCED FUND
    Class Y
  12/31/2001(j)          $10.62     $ 0.21(d)       $(1.12)         $(0.91)      $(0.26)         $   --        $--        $(0.26)
  12/31/2000              11.71       0.28           (0.98)          (0.70)       (0.39)           0.00(e)      --         (0.39)
  12/31/1999              13.54       0.36           (0.81)          (0.45)       (0.37)          (1.01)        --         (1.38)
  12/31/1998              14.27       0.39            0.74            1.13        (0.38)          (1.48)        --         (1.86)
  12/31/1997              13.95       0.40            2.06            2.46        (0.40)          (1.74)        --         (2.14)

JURIKA & VOYLES
RELATIVE VALUE FUND**
    Class Y
  12/31/2001(k)          $15.49     $(0.01)         $(0.70)         $(0.71)      $   --          $(1.81)       $--        $(1.81)
   6/30/2001              16.94      (0.03)           0.97            0.94           --           (2.39)        --         (2.39)
   6/30/2000              16.06       0.00(e)         1.41            1.41        (0.04)          (0.49)        --         (0.53)
   6/30/1999              16.20       0.03            0.82            0.85           --           (0.99)        --         (0.99)
   6/30/1998              16.27       0.01            1.77            1.78        (0.04)          (1.81)        --         (1.85)
   6/30/1997              13.69       0.10            4.03            4.13        (0.10)          (1.45)        --         (1.55)

* The financial information for the periods through November 16, 2001 reflects the financial information for Kobrick Growth Fund's Class Y shares which were reorganized into Class Y shares of Large Cap Growth Fund as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and had a September 30 fiscal year end.

** The financial information for the periods through November 30, 2001 reflects the financial information for Jurika & Voyles Value+Growth Fund's shares which were reorganized into Class Y shares of CDC Nvest Jurika & Voyles Relative Value Fund as of November 30, 2001. Jurika & Voyles Value+Growth Fund had a June 30 fiscal year end.

(a)  Periods less than one year are not annualized.

(b)  Computed on an annualized basis for periods less than one year.


(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e)  Amount rounds to less than $0.01 per share.

(f)  For the three months ended December 31, 2001.

(g)  For the period October 29, 1999 (inception) through September 30, 2000.


                                                      Ratios to average net assets:
                                              --------------------------------------------

  Net asset                     Net assets,                    Expenses
   value,        Total            end of                     after expense   Net investment   Portfolio
   end of        return         the period     Expenses       reductions      income (loss)    turnover
 the period     (%) (a)            (000)       (%) (b)         (%)(b)(c)        (%) (b)        rate (%)
 ----------    ---------        -----------   ----------     -------------   --------------    --------
  $  13.93          11.8(l)       $  1,196      1.15(m)          1.11(m)         (0.32)            27
     12.46         (38.3)(l)         1,251      1.15(m)          0.98(m)         (0.06)           724
     21.73          34.1(l)          1,746      1.15(m)          0.95(m)         (0.28)           826

  $   7.85         (15.9)         $  8,785      0.87             0.83             0.13            243
      9.37          (4.2)           12,260      0.85             0.83             1.16            266
     11.01           9.7            15,418      0.87             0.87             0.48            206

  $  11.93         (14.0)         $ 11,918      0.91             0.87             0.52            154
     13.87          (7.0)           10,131      0.87             0.84             0.48            139
     15.36           9.8            14,377      0.96             0.96            (0.73)           133
     16.57           8.1                 1      0.98             0.98             0.58            114

  $   9.45          (8.6)(l)      $ 44,949      1.13(m)          1.10(m)          2.10            190
     10.62          (6.0)           28,740      1.02             0.97             2.63            133
     11.71          (3.3)           47,130      0.93             0.93             2.68             61
     13.54           8.6            73,212      0.90             0.90             2.65             81
     14.27          18.1            85,620      0.88             0.88             2.66             69

  $  12.97          (4.2)(l)      $ 26,033      1.25(m)          1.25(m)         (0.20)            21
     15.49           5.4(l)         29,100      1.25(m)          1.25(m)         (0.18)            51
     16.94           9.2(l)         29,600      1.25(m)          1.25(m)         (0.01)            79
     16.06           6.1(l)         38,300      1.25(m)          1.25(m)          0.22             92
     16.20          11.5(l)         47,400      1.25(m)          1.25(m)          0.09             61
     16.27          32.4(l)         24,000      1.26(m)          1.26(m)          0.45            160

(h)  For the period June 30, 1999 (inception) through December 31, 1999.

(i)  For the period November 18, 1998 (inception) through December 31, 1998.

(j) As required, effective January 1, 2001, the Balanced Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01 and increase net realized and unrealized gains and losses per share by $0.01 for Class Y. The effect of this change also was to decrease the ratio of net investment income to average net assets from 2.18% to 2.10% for Class Y. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(k)  For the period July 1, 2001 through December 31, 2001.

(l) Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(m) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

[GRAPHIC] Fund Performance

For a share outstanding throughout each period.

                                   Income (loss) from investment operations:                    Less distributions:
                                   -----------------------------------------    ----------------------------------------------------

                        Net asset
                          value,       Net       Net realized                   Dividends    Distributions
                        beginning   investment  and unrealized    Total from     from net      from net
                           of         income    gain (loss) on    investment    investment     realized     Return of      Total
                        the period    (loss)      investments     operations      income     capital gains   capital   distributions
                        ----------  ----------  --------------    ----------    ----------   -------------  ---------  -------------
AEW REAL ESTATE FUND
    Class Y
   1/31/2002              $10.49      $ 0.58(d)     $ 0.81          $ 1.39         $(0.56)      $(0.11)       $   --      $(0.67)
   1/31/2001(g)            10.00        0.23(d)       0.55            0.78          (0.29)          --            --       (0.29)

JURIKA & VOYLES
SMALL CAP GROWTH FUND*
    Class Y
 12/31/2001(h)            $16.48      $(0.08)(d)    $(3.20)         $(3.28)        $   --       $(0.15)       $   --      $(0.15)
   6/30/2001               23.62       (0.20)        (3.36)          (3.56)            --        (3.58)           --       (3.58)
   6/30/2000               16.13       (0.21)         7.70            7.49             --           --            --          --
   6/30/1999               19.10       (0.14)        (0.93)          (1.07)            --        (1.90)           --       (1.90)
   6/30/1998               21.83       (0.17)         2.40            2.23             --        (4.96)           --       (4.96)
   6/30/1997               18.39       (0.01)         4.04            4.03             --        (0.59)           --       (0.59)

INTERNATIONAL EQUITY
FUND
    Class Y
  12/31/2001              $17.02      $(0.02)(d)    $(3.89)         $(3.91)        $   --       $   --        $   --      $   --
  12/31/2000               25.81       (0.10)(d)     (7.04)          (7.14)         (0.17)       (1.48)           --       (1.65)
  12/31/1999               14.45        0.02(d)      12.54           12.56          (0.07)       (1.13)           --       (1.20)
  12/31/1998               14.35        0.25(d)       0.77            1.02          (0.64)       (0.28)           --       (0.92)
  12/31/1997               16.48        0.19(d)      (1.23)          (1.04)            --        (1.09)           --       (1.09)

* The financial information for the periods through November 30, 2001 reflects the financial information for Jurika & Voyles Small-Cap Fund's shares which were reorganized into Class Y shares of CDC Nvest Jurika & Voyles Small Cap Growth Fund as of November 30, 2001. Jurika & Voyles Small-Cap Fund had a June 30 fiscal year end.

(a)  Periods less than one year are not annualized.

(b)  Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e) Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the peiod. Without this reimbursement, expense ratios would have been higher.

(g)  For the period August 31, 2000 (inception) through January 31, 2001.

(h)  For the period July 1, 2001 through December 31, 2001.


                                                      Ratios to average net assets:
                                              --------------------------------------------

  Net asset                   Net assets,                    Expenses
   value,        Total          end of                     after expense   Net investment   Portfolio
   end of        return       the period     Expenses       reductions      income (loss)    turnover
 the period     (%) (a)          (000)       (%) (b)        (%) (b) (c)       (%) (b)        rate (%)
 ----------    ---------      -----------   ----------     -------------   --------------    --------
  $  11.21        13.5(e)       $    611       1.25(f)        1.25(f)          5.35             36
     10.49         7.8(e)            539       1.25(f)        1.25(f)          5.40             12

  $  13.05       (19.9)(e)      $ 15,681       1.50(f)        1.50(f)         (1.21)            96
     16.48       (14.1)(e)        31,600       1.50(f)        1.50(f)         (0.17)           203
     23.62        46.4(e)         43,200       1.50(f)        1.50(f)         (1.14)           283
     16.13        (3.8)(e)        30,600       1.50(f)        1.50(f)         (0.66)           180
     19.10        10.3(e)         90,900       1.50(f)        1.50(f)         (0.59)           169
     21.83        22.5(e)        123,100       1.50(f)        1.50(f)         (0.08)           305

  $  13.11       (23.0)         $  7,249       1.49           1.49            (0.11)           172
     17.02       (28.2)           11,940       1.39           1.39            (0.44)           212
     25.81        88.6(e)         14,441       1.55(f)        1.55(f)          0.10            229
     14.45         7.3(e)          5,552       1.31(f)        1.31(f)          1.64            105
     14.35        (6.7)(e)         4,752       1.15(f)        1.15(f)          1.22            154

Glossary of Terms

American Depository Receipts (ADRs) - instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities.

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Debt-to-Total Capital Ratio -- Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company's reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

European Depository Receipts (EDRs) -- instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities.

FFO Multiple - The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Global Depository Receipts (GDRs) -- instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. Sponsored depository receipts are


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

issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all earnings are reinvested in additional shares of a Fund.


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

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.


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

           If you would like more information about the Funds, the following documents are available free upon request:

Annual and Semiannual Reports -- Provide additional information about each
 Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

 Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies , has been filed with the SEC and is incorporated into this Prospectus by reference.

   To order a free copy of a Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:

  CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston,
                                   MA 02116
                           Telephone: 800-225-5478
                       Internet: www.cdcnvestfunds.com

        Important Notice Regarding Delivery of Shareholder Documents:

  In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses,

     annual or semiannual reports and proxy statements to your household.

     If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

    Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C.

Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
    Washington, D.C. 20549-0102. Information on the operation of the Public
      Reference Room may be obtained by calling the SEC at 1-202-942-8090.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

                  (Investment Company Act File No. 811-4323)

                   (Investment Company Act File No. 811-242)


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

                  (Investment Company Act File No. 811-7345)

                  (Investment Company Act File No. 811-09945)


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

            The following information is not part of the prospectus:
                    Notice of Privacy Policies and Practices
  CDC Nvest (1) is dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.
                          Types of Information Gathered
   CDC Nvest collects personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic)
 with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer. Information Shared It is the position of CDC Nvest that the information we collect, as described above, may be shared with its corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers'
  needs. CDC Nvest does not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. However, we may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements.
                             Policies and Practices
     Only those CDC Nvest employees that have a business need for personally identifiable data about our customers are given access to that information. CDC Nvest maintains physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information.
  (1) For purposes of this notice CDC Nvest includes CDC Nvest Funds, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management Services, Inc.,
     and their advisory affiliates which include CDC IXIS Asset Management
                   Advisers, L.P. and all of their successors.
  (2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds Family and individuals who provide nonpublic personal information,
                         but do not invest in the Funds.
                                    YS51-0502

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